                                                                           PIMCO

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       HIGH YIELD BOND PORTFOLIO
                                                              ------------------
                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1

/1/ This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31,2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                       1999 Annual Report      1

High Yield Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily high yield bonds

Duration:
4.70 years

Total Net Assets:
$151.0 million

Sector Breakdown:*

Corporate Bonds and Notes     90.7%
Short-Term Instruments         5.9%
Other                          3.4%

Quality Breakdown:*

AAA                            1.7%
AA                             4.5%
A                              1.2%
BBB                            8.0%
BB                            40.5%
B                             44.1%

* % of Total Investments as of December 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1999

                           High Yield
                         Bond Portfolio           Lehman Intermediate
                       (Incep. 4/30/1998)         BB rated Corp. Index
--------------------------------------------------------------------------------
1 Year                        3.01%                      2.20%
Since Inception*              2.88%                        --

* Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 1999
$10,000 invested at inception

                                    [GRAPH]


    Month        High Yield         Lehman
                    Bond         Intermediate
                  Portfolio        BB rated
                                  Corp. Index

04/30/1998          10,000           10,000
05/31/1998          10,004           10,065
06/30/1998          10,101           10,126
07/31/1998          10,195           10,179
08/31/1998           9,722            9,898
09/30/1998           9,858           10,108
10/31/1998           9,760            9,979
11/30/1998          10,152           10,218
12/31/1998          10,180           10,282
01/31/1999          10,357           10,388
02/28/1999          10,279           10,311
03/31/1999          10,383           10,386
04/30/1999          10,539           10,492
05/31/1999          10,335           10,365
06/30/1999          10,331           10,341
07/31/1999          10,338           10,380
08/31/1999          10,288           10,315
09/30/1999          10,292           10,357
10/31/1999          10,277           10,322
11/30/1999          10,403           10,410
12/31/1999          10,486           10,508

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1998, the first full month following the Portfolio's inception on 4/30/1998, compared to the Lehman Intermediate BB rated Corp. Index, an unmanaged market index. The investments made by the High Yield Bond Portfolio may involve high risk and may have speculative characteristics.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    1999 marked the second consecutive year in which domestic high yield bonds returned less than half of their average coupon, though European returns were stronger.

 .    Even though defaults continued to rise (reaching 5.5% on an issuer basis), spreads narrowed in 1999, with most of the tightening occurring in the fourth quarter.

 .    Higher rates and Y2K concerns only put a slight damper on new issuance in
     1999 as $100B of high yield dollar-denominated debt was issued, the third highest in history.

 .    Cyclicals were the best-performing sectors in 1999, as a recovery in commodity prices boosted sectors such as oil, natural gas, chemicals and paper products.

 .    Telecommunications/technology, while volatile, produced solid returns given robust merger and acquisition activity.

 .    Long-term acute healthcare in the U.S. was the worst performing sector after significant cuts to government reimbursement rates.

 .    The Portfolio outperformed the benchmark Lehman Intermediate BB rated
     Corporate Index 3.01% versus 2.20% for the year even as above-Index duration, a residual of security selection in our high yield process, detracted from returns as rates rose.

 .    Holdings of B-rated credits helped performance as Bs outperformed BBs due to B's higher yields and BB's greater sensitivity to rising interest rates.

 .    Increased exposure to two of the top-performing sectors, chemicals and paper, added to performance as capacity shrank and operations improved.

 .    Avoiding retail-related issues protected the Portfolio from the substantial losses and numerous defaults in this sector where the 1999 default rate exceeded 10%.

 .    While there was a neutral exposure to energy bonds, the Portfolio benefited from the focus on the energy services sub-sector, which experienced strong demand.

Financial Highlights

High Yield Bond Portfolio
December 31, 1999


Selected Per Share Data for the Year Ended:                                     12/31/1999        12/31/1998(b)
                                                                                ----------        -------------
Net asset value beginning of period                                              $    9.67        $   10.00
----------------------------------------------------------------------------     ---------        -------------
Net investment income (a)                                                             0.77             0.51
----------------------------------------------------------------------------     ---------        -------------
Net realized / unrealized (loss) on investments (a)                                  (0.49)           (0.34)
----------------------------------------------------------------------------     ---------        -------------
Total income from investment operations                                               0.28             0.17
----------------------------------------------------------------------------     ---------        -------------
Dividends from net investment income                                                 (0.77)           (0.50)
----------------------------------------------------------------------------     ---------        -------------
Total distributions                                                                  (0.77)           (0.50)
----------------------------------------------------------------------------     ---------        -------------
Net asset value end of period                                                    $    9.18        $    9.67
----------------------------------------------------------------------------     ---------        -------------
Total return                                                                          3.01%            1.80%
----------------------------------------------------------------------------     ---------        -------------
Net assets end of period (000s)                                                  $ 151,020        $  49,761
----------------------------------------------------------------------------     ---------        -------------
Ratio of net expenses to average net assets                                           0.75%(c)         0.75%*
----------------------------------------------------------------------------     ---------        -------------
Ratio of net investment income to average net assets                                  8.25%            7.90%*
----------------------------------------------------------------------------     ---------        -------------
Portfolio turnover rate                                                                 13%              13%
----------------------------------------------------------------------------     ---------        -------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on April 30, 1998.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.75% for the year ended December 31, 1999.


Statement of Assets and Liabilities

High Yield Bond Portfolio
December 31, 1999

Amounts in thousands, except per share amounts


Assets:
Investments, at value                                                                             $  146,872
--------------------------------------------------------------------------------------------      ----------
Cash and foreign currency                                                                                  1
--------------------------------------------------------------------------------------------      ----------
Receivable for Portfolio shares sold                                                                   1,298
--------------------------------------------------------------------------------------------      ----------
Interest and dividends receivable                                                                      2,951
--------------------------------------------------------------------------------------------      ----------
Manager reimbursement receivable                                                                           4
--------------------------------------------------------------------------------------------      ----------
Other assets                                                                                               4
--------------------------------------------------------------------------------------------      ----------
                                                                                                     151,130
============================================================================================      ==========

Liabilities:

Payable for investments and foreign currency purchased                                            $        9
--------------------------------------------------------------------------------------------      ----------
Accrued investment advisory fee                                                                           67
--------------------------------------------------------------------------------------------      ----------
Accrued administration fee                                                                                34
--------------------------------------------------------------------------------------------      ----------
                                                                                                         110
============================================================================================      ==========

Net Assets                                                                                        $  151,020
============================================================================================      ==========

Net Assets Consist of:

Paid in capital                                                                                   $  157,692
--------------------------------------------------------------------------------------------      ----------
Undistributed net investment income                                                                        0
--------------------------------------------------------------------------------------------      ----------
Accumulated undistributed net realized (loss)                                                         (1,073)
--------------------------------------------------------------------------------------------      ----------
Net unrealized (depreciation)                                                                         (5,599)
--------------------------------------------------------------------------------------------      ----------
                                                                                                  $  151,020
============================================================================================      ==========

Shares Issued and Outstanding:                                                                        16,454
--------------------------------------------------------------------------------------------      ----------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)                                                                $     9.18
--------------------------------------------------------------------------------------------      ----------

Cost of Investments Owned                                                                         $  152,471
============================================================================================      ==========

                                  1999 Annual Report See accompanying notes    3

Statement of Operations

High Yield Bond Portfolio
For the year ended December 31, 1999

Amounts in thousands


Investment Income:
Interest                                                                                          $   9,276
--------------------------------------------------------------------------------------------      ---------
Dividends                                                                                               120
--------------------------------------------------------------------------------------------      ---------
Miscellaneous Income                                                                                      7
--------------------------------------------------------------------------------------------      ---------
  Total Income                                                                                        9,403
============================================================================================      =========

Expenses:

Investment advisory fees                                                                                520
--------------------------------------------------------------------------------------------      ---------
Administration fees                                                                                     260
--------------------------------------------------------------------------------------------      ---------
Trustees' fees                                                                                            8
--------------------------------------------------------------------------------------------      ---------
Organization costs                                                                                        1
--------------------------------------------------------------------------------------------      ---------
  Total expenses                                                                                        789
--------------------------------------------------------------------------------------------      ---------
  Reimbursement by manager                                                                               (4)
--------------------------------------------------------------------------------------------      ---------
  Net expenses                                                                                          785
--------------------------------------------------------------------------------------------      ---------

Net Investment Income (Loss)                                                                          8,618
============================================================================================      =========

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                                                (986)
--------------------------------------------------------------------------------------------      ---------
Net change in unrealized appreciation (depreciation) on investments                                  (4,967)
--------------------------------------------------------------------------------------------      ---------

Net Gain (Loss)                                                                                      (5,953)
--------------------------------------------------------------------------------------------      ---------
Net Increase (Decrease) in Assets Resulting from Operations                                       $   2,665
============================================================================================      =========

Statement of Changes in Net Assets

High Yield Bond Portfolio
December 31, 1999

Amounts in thousands



                                                                                Year Ended    Period from April 30, 1998
Increase (Decrease) in Net Assets from:                                  December 31, 1999          to December 31, 1998

Operations:
Net investment income                                                            $   8,618        $    1,579
--------------------------------------------------------------------     -----------------    --------------------------
Net realized gain (loss)                                                              (986)              (87)
--------------------------------------------------------------------     -----------------    --------------------------
Net change in unrealized appreciation (depreciation)                                (4,967)             (632)
--------------------------------------------------------------------     -----------------    --------------------------
Net increase (decrease) resulting from operations                                    2,665               860
====================================================================     =================    ==========================

Distributions to Shareholders:

From net investment income                                                          (8,620)           (1,577)
--------------------------------------------------------------------     -----------------    --------------------------
From net realized capital gains                                                          0                 0
--------------------------------------------------------------------     -----------------    --------------------------

Total Distributions                                                                 (8,620)           (1,577)
====================================================================     =================    ==========================

Portfolio Share Transactions:

Receipts for shares sold                                                           120,685            65,974
--------------------------------------------------------------------     -----------------    --------------------------
Issued as reinvestment of distributions                                              9,322             1,577
--------------------------------------------------------------------     -----------------    --------------------------
Cost of shares redeemed                                                            (22,793)          (17,073)
--------------------------------------------------------------------     -----------------    --------------------------
Net increase resulting from Portfolio share transactions                           107,214            50,478
--------------------------------------------------------------------     -----------------    --------------------------

Total Increase in Net Assets                                                     $ 101,259        $   49,761
====================================================================     =================    ==========================

Net Assets:

Beginning of period                                                                 49,761                 0
--------------------------------------------------------------------     -----------------    --------------------------
End of period *                                                                  $ 151,020        $   49,761
--------------------------------------------------------------------     -----------------    --------------------------

*Including net undistributed investment income of:                               $       0        $        2
--------------------------------------------------------------------     -----------------    --------------------------

4    See accompanying notes

Schedule of Investments

High Yield Bond Portfolio
December 31, 1999
                                                   Principal
                                                      Amount         Value
                                                      (000s)        (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 88.2%
--------------------------------------------------------------------------------
Banking & Finance 5.6%
AmeriCredit Corp.
    9.875% due 04/15/2006                            $   500       $   507
Bay View Capital Corp.
    9.125% due 08/15/2007                                750           641
Crown Castle International Corp.
   13.250% due 11/15/2007                              1,000           756
Forest City Enterprises
    8.500% due 03/15/2008                                850           795
Fuji Bank
    9.870% due 12/31/2049 (b)                            100           100
Host Marriott LP
    8.375% due 02/15/2006                                500           473
Imperial Credit Industries, Inc.
    9.875% due 01/15/2007                                450           353
Mercury Finance Co.
   10.000% due 03/23/2001                                800           764
   10.670% due 03/23/2001                                350           329
Nationwide Credit, Inc.
   10.250% due 01/15/2008                                200           121
Nextel Partners, Inc.
    0.000% due 02/01/2009 (c)                            750           506
Presidential Life Insurance Corp.
    7.875% due 02/15/2009                                500           456
Reliance Group Holdings
    9.000% due 11/15/2000                              1,200         1,086
Sumitomo
    9.400% due 12/29/2049 (b)                            100           100
Trizec Finance Ltd.
   10.875% due 10/15/2005                                750           771
Willis Corroon Corp.
    9.000% due 02/01/2009                                750           627
                                                                 ---------
                                                                     8,385
Industrials 77.2%
Aaf-Mcquay, Inc.
    8.875% due 02/15/2003                                500           443
Abbey Healthcare Group
    9.500% due 11/01/2002                                200           198
Advanced Lighting
    8.000% due 03/15/2008                              1,150           983
AEI Holding Co.
   10.500% due 12/15/2005                              1,150           817
Agriculture Minerals & Chemicals
   10.750% due 09/30/2003                                500           353
Allied Waste North America, Inc.
    7.625% due 01/01/2006                              1,050           953
   10.000% due 08/01/2009                              1,000           900
American Axle & Manufacturing, Inc.
    9.750% due 03/01/2009                              1,000         1,013
American Standard, Inc.
    7.375% due 02/01/2008                                500           461
Amphenol Corp.
    9.875% due 05/15/2007                                850           888
Applied Power, Inc.
    8.750% due 04/01/2009                                700           689
Archibald Candy Corp.
   10.250% due 07/01/2004                                500           485
AT&T Canada, Inc.
   10.750% due 11/01/2007                                350           292
Ball Corp.
    7.750% due 08/01/2006                                250           245
    8.250% due 08/01/2008                                250           241
Beckman Instruments, Inc.
    7.450% due 03/04/2008                              2,500         2,294
Beverly Enterprises, Inc.
    9.000% due 02/15/2006                                600           555
Bresnan Communications
    8.000% due 02/01/2009                                500           506
Browning-Ferris Industries, Inc.
    6.100% due 01/15/2003                              1,250         1,134
Buckeye Technologies, Inc.
    8.000% due 10/15/2010                                800           745
Building Materials Corp.
    7.750% due 07/15/2005                                200           183
    8.625% due 12/15/2006                                250           238
    8.000% due 10/15/2007                                200           182
    8.000% due 12/01/2008                                500           455
Cadmus Communications Corp.
    9.750% due 06/01/2009                                750           743
Call-Net Enterprises, Inc.
    8.000% due 08/15/2008                                200           156
    9.375% due 05/15/2009                                500           414
Canadian Forest Oil Ltd.
    8.750% due 09/15/2007                              1,000           961
Century Communications Corp.
    0.000% due 03/15/2003                                400           288
    8.750% due 10/01/2007                                900           871
Charter Communications Holding, LLC
    8.250% due 04/01/2007                                700           649
Circus Circus Enterprises
    6.750% due 07/15/2003                                350           333
    9.250% due 12/01/2005                                200           204
Clark R & M, Inc.
    8.375% due 11/15/2007                                250           156
Clearnet Communications
    0.000% due 05/01/2009 (c)                          1,000           605
Coltec Industries, Inc.
    7.500% due 04/15/2008                                400           386
Columbia/HCA Healthcare
    7.000% due 07/01/2007                                700           619
Columbus McKinnon
    8.500% due 04/01/2008                                250           223
Comcast Corp.
    9.500% due 01/15/2008                                700           725
Consolidated Container Co.
   10.125% due 07/15/2009                                750           767
Container Corp. of America
   11.250% due 05/01/2004                              1,000         1,050
Cross Timbers Oil Co.
    9.250% due 04/01/2007                                250           246
    8.750% due 11/01/2009                                500           480
CSC Holdings, Inc.
    9.875% due 02/15/2013                                900           954
Cumberland Farms
   10.500% due 10/01/2003                                496           479
Dade International, Inc.
   11.125% due 05/01/2006                              1,250         1,225
Diamond Cable Communication Co.
   13.250% due 09/30/2004                                500           538
    0.000% due 12/15/2005 (b)(c)                         500           475
Dunlop Stand Aerospace Holdings
   11.875% due 05/15/2009                                500           517
Echostar Communications Corp.
    9.250% due 02/01/2006                                750           758
    9.375% due 02/01/2009                                375           379
Embotelladora Arica SA
    9.875% due 03/15/2006                              1,000         1,046
Emmis Communications Corp.
    8.125% due 03/15/2009                                700           669
Extended Stay America
    9.150% due 03/15/2008                                250           238
Extendicare Health Services
    9.350% due 12/15/2007                                350           209
Falcon Holding Group LP
    0.000% due 04/15/2010 (c)                            500           377
    8.375% due 04/15/2010                                500           507
Federal-Mogul Corp.
    7.500% due 07/01/2004                                150           142
    7.750% due 07/01/2006                                350           325
Ferrellgas Partners LP
    9.375% due 06/15/2006                              1,000           975
Fisher Scientific International
    7.125% due 12/15/2005                                500           456
    9.000% due 02/01/2008                              1,225         1,181
Forest Oil Corp.
   10.500% due 01/15/2006                                500           508
Fox/Liberty Networks LLC
    0.000% due 08/15/2007 (c)                            750           608


                                  1999 Annual Report See accompanying notes    5

High Yield Bond Portfolio
December 31, 1999
                                                   Principal
                                                      Amount         Value
                                                      (000s)        (000s)
--------------------------------------------------------------------------------
Garden State Newspapers
    8.750% due 10/01/2009                            $   850       $   795
    8.625% due 07/01/2011                                250           230
Globalstar LP
   11.375% due 02/15/2004                                250           175
Golden Northwest Aluminum
   12.000% due 12/15/2006                                125           132
Grupo Televisa SA
   11.375% due 05/15/2003                                150           160
    0.000% due 05/15/2008 (c)                            275           251
Gulf Canada Resources
    9.625% due 07/01/2005                                350           359
Harnischfeger Industrial, Inc.
    8.900% due 03/01/2022 (d)                            400           162
Harrahs Operating Co., Inc.
    7.875% due 12/15/2005                                700           680
Henry Co.
   10.000% due 04/15/2008                                500           403
Hercules Trust VI
    8.625% due 12/29/2000 (b)                          1,250         1,250
HMH Properties, Inc.
    7.875% due 08/01/2005                              1,350         1,256
    8.450% due 12/01/2008                                150           140
Hollinger International Publishing
    8.625% due 03/15/2005                                650           639
    9.250% due 02/01/2006                                200           199
    9.250% due 03/15/2007                                650           647
Holmes Products Corp.
    9.875% due 11/15/2007                                500           368
Horseshoe Gaming Holding
    8.625% due 05/15/2009                              1,250         1,200
HS Resources, Inc.
    9.250% due 11/15/2006                                700           697
Huntsman Chemicals Corp.
   10.125% due 07/01/2009                                250           260
Huntsman Corp.
    9.500% due 07/01/2007                                450           429
Huntsman Packaging Corp.
    9.125% due 10/01/2007                                600           597
Impsat Corp.
   12.375% due 06/15/2008                                500           420
Insight Midwest/Insight Capital
    9.750% due 10/01/2009                                500           519
Intermedia Communications, Inc.
    0.000% due 05/15/2006 (c)                            500           440
International Game Technology
    7.875% due 05/15/2004                                400           389
    8.375% due 05/15/2009                                650           626
ISP Holdings, Inc.
    9.750% due 02/15/2002                                500           503
    9.000% due 10/15/2003                                200           196
J.Q. Hammons Hotels
    8.875% due 02/15/2004                                250           229
John Q Hammons Hotels LP
    9.750% due 10/01/2005                                100            93
Jones Intercable, Inc.
    8.875% due 04/01/2007                                250           256
Jupiters Ltd.
    8.500% due 03/01/2006                                600           576
K Mart Corp.
    8.130% due 12/16/2003                                500           491
    9.780% due 01/05/2020                                300           309
K-III Communications Co.
    8.500% due 02/01/2006                              1,250         1,231
KPNQWest BV
    8.125% due 06/01/2009                              1,250         1,206
L-3 Communications Corp.
   10.375% due 05/01/2007                               700            726
Level 3 Communications, Inc.
    9.125% due 05/01/2008                                650           616
Levi Strauss & Co.
    6.800% due 11/01/2003                                750           612
Lin Television Corp.
    8.375% due 03/01/2008                                500           468
Loral Space & Communication Ltd.
    9.500% due 01/15/2006                                500           453
Lyondell Chemical Co.
    9.625% due 05/01/2007                              1,000         1,028
Magnum Hunter Resources, Inc.
   10.000% due 06/01/2007                                250           234
Mail-Well Corp.
    8.750% due 12/15/2008                                875           836
Mark IV Industries, Inc.
    7.500% due 09/01/2007                              1,000           905
Market Hub Partners
    8.250% due 03/01/2008                              1,000           958
Marsh Supermarkets, Inc.
    8.875% due 08/01/2007                              1,000           975
McLeodUSA, Inc.
    0.000% due 03/01/2007 (c)                          1,585         1,308
    8.375% due 03/15/2008                                500           475
    9.500% due 11/01/2008                                250           254
    8.125% due 02/15/2009                              1,600         1,500
Metromedia Fiber Network, Inc.
   10.000% due 11/15/2008                                750           770
   10.000% due 12/15/2009                                600           618
Metronet Communications
    0.000% due 06/15/2008 (c)                            200           158
MGM Grand, Inc.
    6.950% due 02/01/2005                                750           698
MJD Communications, Inc.
    9.500% due 05/01/2008                                850           808
Navistar International Corp.
    8.000% due 02/01/2008                                500           478
Nextel Communications, Inc.
    9.375% due 11/15/2009                              1,750         1,724
Nextlink Communications, Inc.
   10.750% due 06/01/2009                                750           774
    0.000% due 12/01/2009 (c)                          1,500           881
   10.500% due 12/01/2009                                250           255
Nortek, Inc.
    9.125% due 09/01/2007                                500           486
    8.875% due 08/01/2008                                750           716
NTL, Inc.
    0.000% due 02/01/2006 (c)                            750           683
   11.500% due 10/01/2008                                400           436
Ocean Rig Norway
   10.250% due 06/01/2008                                120           100
Octel Developments PLC
   10.000% due 05/01/2006                              1,250         1,244
Orange PLC
    9.000% due 06/01/2009                                500           528
Orion Network Systems, Inc.
   11.250% due 01/15/2007                                400           302
    0.000% due 01/15/2007 (c)                            400           186
Owens-Illinois, Inc.
    7.850% due 05/15/2004                                400           387
P&L Coal Holdings
    8.875% due 05/15/2008                              1,400         1,376
Packaging Corp. of America
    9.625% due 04/01/2009                                400           411
Packard Bioscience Co.
    9.375% due 03/01/2007                                500           428
Perry-Judd
   10.625% due 12/15/2007                                450           407
Petroleos Mexicanos
    8.799% due 07/15/2005 (b)                            300           294
Pharmerica, Inc.
    8.375% due 04/01/2008                              1,500         1,061
Phar-Mor, Inc.
   11.720% due 09/11/2002                                150           145
Physician Sales and Service, Inc.
    8.500% due 10/01/2007                                375           362
Piedmont Aviation
   10.250% due 03/28/2005                                400           405
Pioneer National Resources
    8.875% due 04/15/2005                                250           250
    8.250% due 08/15/2007                                250           239
    6.500% due 01/15/2008                                650           552

6   See accompanying notes

                                                   Principal
                                                      Amount         Value
                                                      (000s)        (000s)
--------------------------------------------------------------------------------
Polymer Group, Inc.
    9.000% due 07/01/2007                            $   750       $   731
    8.750% due 03/01/2008                                900           869
Pool Energy Co.
    8.625% due 04/01/2008                                850           861
Price Communications Wireless, Inc.
    9.125% due 12/15/2006                                250           254
Pride International, Inc.
    9.375% due 05/01/2007                                600           600
Qwest Communications International, Inc.
    0.000% due 10/15/2007 (c)                            800           652
    0.000% due 02/01/2008 (c)                            610           474
R & B Falcon Corp.
    6.500% due 04/15/2003                                500           464
R.H. Donnelly, Inc.
    9.125% due 06/01/2008                                125           123
Regal Cinemas, Inc.
    8.875% due 12/15/2010                                300           213
Renaissance Media Group
    0.000% due 04/15/2008 (c)                            100            71
Riviera Holdings Corp.
   10.000% due 08/15/2004                                150           139
Rogers Cantel Mobile Communications, Inc.
    9.375% due 06/01/2008                              1,000         1,045
Rogers Cantel, Inc.
    8.300% due 10/01/2007                                750           761
Safety-Kleen Services
    9.250% due 06/01/2008                              1,450         1,439
    9.250% due 05/15/2009                                250           243
Salem Communications
    9.500% due 10/01/2007                              1,500         1,508
SC International Services, Inc.
    9.250% due 09/01/2007                                800           756
Scotts Co.
    8.625% due 01/15/2009                                500           488
Sequa Corp.
    9.000% due 08/01/2009                              1,000           972
Silgan Holdings, Inc.
    9.000% due 06/01/2009                              1,250         1,205
Smithfield Foods
    7.625% due 02/15/2008                                275           248
Stater Brothers Holdings
   10.750% due 08/15/2006                                250           254
Station Casinos, Inc.
    9.750% due 04/15/2007                                550           555
    8.875% due 12/01/2008                                250           238
Stone Container Corp.
   10.750% due 10/01/2002                                750           780
Telewest Communications PLC
    9.625% due 10/01/2006                                400           409
    0.000% due 10/01/2007 (b)(c)                       1,000           937
    9.250% due 04/15/2009                                500           317
Tenet Healthcare Corp.
    7.875% due 01/15/2003                                500           487
    8.625% due 12/01/2003                                250           247
    8.000% due 01/15/2005                                250           241
TFM SA de CV
    0.000% due 06/15/2009 (c)                            200           130
Total Renal Care Holdings
    7.000% due 05/15/2009                                800           503
Trans-Resources, Inc.
   10.750% due 03/15/2008                                350           312
Triad Hospitals Holdings
   11.000% due 05/15/2009                                500           520
TV Guide, Inc.
    8.125% due 03/01/2009                                600           601
United Defense Industry, Inc.
    8.750% due 11/15/2007                                250           240
United Pan-Europe Communication NV
    0.000% due 07/15/2008 (c)                            750           499
    0.000% due 02/01/2009 (c)                          1,100           688
   10.875% due 08/01/2009                              1,250         1,272
United Refining Co.
   10.750% due 06/15/2007                                500           327
US Air, Inc.
    9.625% due 09/01/2003                                325           317
    9.330% due 01/01/2006                                136           141
Vectura Group, Inc.
   10.250% due 06/30/2008                                200           193
Vintage Petroleum
    9.000% due 12/15/2005                                500           500
Voicestream Wireless Corp.
   10.375% due 11/15/2009                                600           621
Western Gas Resources, Inc.
   10.000% due 06/15/2009                                750           771
Westpoint Stevens, Inc.
    7.875% due 06/15/2005                                300           276
    7.875% due 06/15/2008                                500           450
Williams Communications Group, Inc.
   10.700% due 10/01/2007                              1,300         1,369
   10.875% due 10/01/2009                                250           262
World Color Press, Inc.
    8.375% due 11/15/2008                                700           690
    7.750% due 02/15/2009                                250           238
Worldwide Fiber, Inc.
   12.000% due 08/01/2009                                500           517
Young Broadcasting, Inc.
    9.000% due 01/15/2006                                300           290
    8.750% due 06/15/2007                                550           523
                                                                 ---------
                                                                   116,549
Utilities 5.4%
AES Corp.
   10.250% due 07/15/2006                                500           510
    8.500% due 11/01/2007                                100            94
    9.500% due 06/01/2009                                500           507
Avalon Cable of Michigan
    9.375% due 12/01/2008                                250           254
Calpine Corp.
   10.500% due 05/15/2006                                175           186
    8.750% due 07/15/2007                                300           292
    7.875% due 04/01/2008                                200           193
    7.750% due 04/15/2009                                200           190
CMS Energy
    8.125% due 05/15/2002                                500           495
Flag Ltd.
    8.250% due 01/30/2008                              1,450         1,356
ITC Deltacom, Inc.
    8.875% due 03/01/2008                                350           337
Niagara Mohawk Power
    7.750% due 10/01/2008                                250           250
North Atlantic Energy
    9.050% due 06/01/2002                                459           460
Orange PLC
    8.000% due 08/01/2008                                475           482
Philippine Long Distance Telephone Co.
   10.500% due 04/15/2009                                500           499
Qwest Communications International, Inc.
    7.500% due 11/01/2008                                500           493
Rural Cellular Corp.
    9.625% due 05/15/2008                                400           411
Sprint Spectrum LP
   11.000% due 08/15/2006                                500           552
Telekomunikacja Polska SA
    7.750% due 12/10/2008                                750           694
                                                                 ---------
                                                                     8,255
                                                                 ---------
Total Corporate Bonds & Notes                                      133,189
(Cost $138,499)                                                  =========


                                  1999 Annual Report See accompanying notes    7

                                                   Principal
                                                      Amount         Value
                                                      (000s)        (000s)
--------------------------------------------------------------------------------
U.S TREASURY OBLIGATION 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Strips - Principal
    0.000% due 08/15/2026                            $   200       $    36
                                                                 ---------
Total U.S. Treasury Obligations                                         36
(Cost $43)                                                       =========

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 0.7%
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 0.7%
Sasco Floating Rate Commercial Mortgage
    7.031% due 04/25/2003 (b)                          1,250         1,103
                                                                 ---------
Total Mortgage-Backed Securities                                     1,103
(Cost $1,120)                                                    =========

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.5%
--------------------------------------------------------------------------------
Airplanes Pass Through Trust
    10.875% due 03/15/2019                               600           521
Conseco Finance
    9.300% due 10/15/2030                              1,300         1,292
Morgan Stanley Aircraft Finance
    8.700% due 03/15/2023                                500           423
                                                                 ---------
Total Asset-Backed Securities                                        2,236
(Cost $2,389)                                                    =========

--------------------------------------------------------------------------------
PREFERRED STOCK 1.1%
--------------------------------------------------------------------------------
                                                      Shares
CSC Holdings, Inc. Series M
    11.125% due 12/31/2049                             3,025           331
Fresenius Medical Care
    7.875% due 02/01/2008                                850           786
    9.000% due 12/01/2006                                500           491
                                                                 ---------
Total Preferred Stock                                                1,608
(Cost $1,720)                                                    =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.8%
--------------------------------------------------------------------------------
                                                     Principal
                                                     Amount
                                                     (000s)
Commercial Paper 4.9%
Banc One Financial Corp.
    5.880% due 02/09/2000                            $ 4,600         4,572
British Telecom PLC
    5.890% due 02/15/2000                                400           397
Deutsche Bank Financial
    5.940% due 02/02/2000                              1,500         1,493
Illinois Tool Works
    6.190% due 01/31/2000                                200           199
National Rural Utilities
    6.090% due 02/25/2000                                200           198
Swedish Bank, Inc.
    5.820% due 02/18/2000                                200           199
Texas Utilities Co.
    5.240% due 01/21/2000                                400           399
                                                                 ---------
                                                                     7,457
Repurchase Agreement 0.9%
State Street Bank
    4.000% due 01/03/2000                              1,243         1,243
    (Dated 12/31/1999. Collateralized by
    Federal National Mortgage Association
    0.000% due 06/15/2000 valued at $1,269.
    Repurchase proceeds are $1,243.)
                                                                 ---------
Total Short-Term Instruments                                         8,700
(Cost $8,700)                                                    =========

                                                                    Value
                                                                    (000s)
--------------------------------------------------------------------------------
Total Investments (a) 97.3%                                     $  146,872
(Cost $152,471)

Other Assets and Liabilities (Net) 2.7%                              4,148
                                                                 ---------
Net Assets 100.0%                                                $ 151,020
                                                                 =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $152,471 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $     845

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                         (6,444)
                                                                 ---------
Unrealized depreciation-net                                      $  (5,599)
                                                                 =========

(b)  Variable rate security. The rate listed is as of December 31, 1999.

(c)  Security becomes interest bearing at a future date.

(d)  Security is in default.

8    See accompanying notes

Notes to Financial Statements
December 31, 1999

1.   Organization

The High Yield Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1998.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

                                                         1999 Annual Report    9

December 31, 1999


3.   Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.50%

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%. Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.75% of average daily net assets.

     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4.   Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                  U.S. Government/Agency         All Other
                                  ----------------------------------------------
                                      Purchases   Sales       Purchases   Sales
--------------------------------------------------------------------------------
High Yield Bond Portfolio             $   0       $ 0        $ 109,122   $12,092


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                Number       % of Portfolio Held
--------------------------------------------------------------------------------

High Yield Bond Portfolio                         1                  97



5.   Federal Income Tax Matters

As of December 31, 1999, High Yield Bond Portfolio had remaining capital loss carryforwards that were realized during the current and prior years.

     Additionally, the Portfolio realized $175,001 of capital losses during the period November 1, 1999 through December 31, 1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                                     Capital Loss Carryforwards
                                                   -----------------------------
                                                   Realized Losses    Expiration
--------------------------------------------------------------------------------

High Yield Bond Portfolio                              $ 75,638      12/31/2006
                                                        821,912      12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6.   Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                   High Yield Bond Portfolio
                                                    -------------------------------------------------------
                                                                                     Period from 04/30/1998
                                                    Year Ended 12/31/1999                  to 12/31/1998
                                                      Shares      Amount       Shares          Amount
                                                    -------------------------------------------------------
Receipts for shares sold                              12,749     $120,685        6,763        $ 65,974
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions                  996        9,322          163           1,577
-----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                               (2,437)     (22,793)      (1,780)        (17,073)
-----------------------------------------------------------------------------------------------------------
Net increase resulting from
  Portfolio share transactions                        11,308     $107,214        5,146        $ 50,478
-----------------------------------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Shareholders of High Yield Bond Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 15, 2000

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during the Portfolio's calendar year-end which qualify for the corporate dividend-received deduction is as follows:

High Yield Bond Portfolio                    1.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                       PIMCO










                                                  PIMCO VARIABLE INSURANCE TRUST
                                          STOCKSPLUS GROWTH AND INCOME PORTFOLIO
                                                             -------------------
                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1


1 This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,


/s/ Brent R. Harris


Brent R. Harris
Chairman

January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                            1999 Annual Report 1

StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
 PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Total return which exceeds that of
the S&P 500 Index


Portfolio:

Primarily S&P 500 Index futures
and short-term bonds


Duration:

0.60 years


Total Net Assets:

$230.4 million


Sector Breakdown:*

[CHART]

Corporate Bonds and Notes       35.8%
Short-Term Instruments          34.5%
Mortgage-Backed Securities      13.7%
U.S. Treasury Obligations        9.4%
Other                            6.6%

Quality Breakdown:*

[CHART]

AAA   38.3%
AA    14.2%
A     19.4
BBB   19.9%
BB     6.0%
B      2.2%

*% of Total Investments as of December 31, 1999

--------------------------------------------------------------------------------
 PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1999

                      StocksPLUS Growth
                      and Income Portfolio
                      (Incep. 12/31/1997)          S&P 500 Index
--------------------------------------------------------------------------------
1 Year                      19.85%                     21.04%
Since Inception*            24.87%                       --

*Annualized


CUMULATIVE RETURNS THROUGH DECEMBER 31, 1999
$10,000 invested at inception


  Month               StocksPLUS           S&P 500
                  Growth and Income         Index
                      Portfolio
12/31/1997             10,000               10,000
01/31/1998             10,140               10,111
02/28/1998             10,820               10,840
03/31/1998             11,370               11,395
04/30/1998             11,490               11,510
05/31/1998             11,260               11,312
06/30/1998             11,701               11,771
07/31/1998             11,570               11,646
08/31/1998              9,906                9,962
09/30/1998             10,669               10,600
10/31/1998             11,552               11,462
11/30/1998             12,222               12,157
12/31/1998             13,011               12,858
01/31/1999             13,446               13,395
02/28/1999             12,990               12,979
03/31/1999             13,541               13,498
04/30/1999             14,052               14,021
05/31/1999             13,697               13,690
06/30/1999             14,493               14,450
07/31/1999             14,031               13,999
08/31/1999             13,968               13,929
09/30/1999             13,663               13,548
10/31/1999             14,525               14,405
11/30/1999             14,759               14,698
12/31/1999             15,594               15,564

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/1998, the first full month following the Portfolio's inception on 12/31/1997, compared to the S&P 500 Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    1999 proved to be another year of remarkable returns for the domestic equity market, especially technology stocks, with the S&P 500 Index reaching a new high on December 31 and returning a total of 21.04% for the year.

 .    In contrast to the equity market, 1999 proved to be a difficult year for the bond market as the Federal Reserve increased the fed funds rate by a total of 0.75% in response to inflation concerns and the market priced in more tightening in the year 2000.

 .    The StocksPLUS Growth and Income Portfolio underperformed the S&P 500 Index for the 12 months ended December 31, 1999, returning 19.85% for the period.

 .    The most significant negative factor affecting performance in 1999 was rising interest rates.

 .    Liquidity concerns and other factors largely associated with Y2K also hurt
     1999 performance.

 .    A longer duration relative to the duration of the S&P 500 futures contracts was unfavorable for performance as short-term interest rates rose markedly.

 .    Mortgage, corporate and emerging market holdings in the Portfolio added to returns due both to the significant premium over LIBOR provided by these securities and an overall narrowing of yield premiums during the year. Option writing strategies were also a significant positive for relative performance.

Financial Highlights

StocksPLUS Growth and Income Portfolio
December 31, 1999

Selected Per Share Data for the Year Ended:          12/31/1999   12/31/1998 (b)
                                                     ---------------------------

Net asset value beginning of period                   $   12.58       $   10.00
--------------------------------------------------------------------------------
Net investment income (a)                                  0.76            0.30
--------------------------------------------------------------------------------
Net realized / unrealized gain on investments (a)          1.65            2.68
--------------------------------------------------------------------------------
Total income from investment operations                    2.41            2.98
--------------------------------------------------------------------------------
Dividends from net investment income                      (0.61)          (0.29)
--------------------------------------------------------------------------------
Distributions from net realized capital gains             (0.82)          (0.11)
--------------------------------------------------------------------------------
Total distributions                                       (1.43)          (0.40)
--------------------------------------------------------------------------------
Net asset value end of period                         $   13.56       $   12.58
--------------------------------------------------------------------------------
Total return                                              19.85 %         30.11%
--------------------------------------------------------------------------------
Net assets end of period (000s)                       $ 230,412       $  58,264
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets                0.65% (c)       0.65%
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets       5.69%           5.30%
--------------------------------------------------------------------------------
Portfolio turnover rate                                      34%             61%
--------------------------------------------------------------------------------

(a) Per share amounts based on average number of shares outstanding during the period.

(b)  Commenced operations on December 31, 1997.

(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.65% for the period ended December 31, 1999.


Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio
December 31, 1999
Amounts in thousands, except per share amounts

                                                                               -----------
Assets:
Investments, at value                                                           $ 238,925
------------------------------------------------------------------------------------------
Cash and foreign currency                                                             208
------------------------------------------------------------------------------------------
Receivable for investments sold and forward foreign currency contracts              3,474
------------------------------------------------------------------------------------------
Receivable for Portfolio shares sold                                                2,406
------------------------------------------------------------------------------------------
Interest and dividends receivable                                                   1,889
------------------------------------------------------------------------------------------
Variation margin receivable                                                           499
------------------------------------------------------------------------------------------
Other assets                                                                           20
------------------------------------------------------------------------------------------
                                                                                  247,421
==========================================================================================

Liabilities:
Payable for investments purchased and forward foreign currency contracts        $      24
------------------------------------------------------------------------------------------
Payable for financing transactions                                                 16,416
------------------------------------------------------------------------------------------
Written options outstanding                                                           443
------------------------------------------------------------------------------------------
Accrued investment advisory fee                                                        76
------------------------------------------------------------------------------------------
Accrued administration fee                                                             47
------------------------------------------------------------------------------------------
Accrued servicing fee                                                                   0
------------------------------------------------------------------------------------------
Recoupment payable to manager                                                           3
------------------------------------------------------------------------------------------
Other liabilities                                                                       0
------------------------------------------------------------------------------------------
                                                                                   17,009
==========================================================================================

Net Assets                                                                      $ 230,412
==========================================================================================
Net Assets Consist of:
Paid in capital                                                                 $ 218,769
------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                               5,040
------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                                    (60)
------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                                          6,663
------------------------------------------------------------------------------------------
                                                                                $ 230,412
==========================================================================================

Shares Issued and Outstanding:                                                     16,991
------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
 (Net Assets Per Share Outstanding)                                             $   13.56
------------------------------------------------------------------------------------------

Cost of Investments Owned                                                       $ 239,726
------------------------------------------------------------------------------------------

Cost of Foreign Currency Held                                                   $     208
==========================================================================================

                                     1999 Annual Report See accompanying notes 3

Statement of Operations

StocksPLUS Growth and Income Portfolio
For the year ended December 31, 1999

Amounts in thousands


Investment Income:
Interest                                                                                                         $   8,959
----------------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                                2
----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Income                                                                                                     9
----------------------------------------------------------------------------------------------------------------------------
  Total Income                                                                                                       8,970
============================================================================================================================

Expenses:

Investment advisory fees                                                                                               563
----------------------------------------------------------------------------------------------------------------------------
Administration fees                                                                                                    352
----------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                                                                          11
----------------------------------------------------------------------------------------------------------------------------
Organization costs                                                                                                       1
----------------------------------------------------------------------------------------------------------------------------
  Total expenses                                                                                                       927
----------------------------------------------------------------------------------------------------------------------------
  Reimbursement by manager                                                                                              (5)
----------------------------------------------------------------------------------------------------------------------------
  Net expenses                                                                                                         922
----------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                                                                                8,048
============================================================================================================================

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                                       129
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on futures contracts and written options                                                          14,692
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions                                                                      64
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized (depreciation) on investments                                                                (936)
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on futures contracts and written options                                       4,804
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies       156
----------------------------------------------------------------------------------------------------------------------------

  Net Gain                                                                                                          18,909
----------------------------------------------------------------------------------------------------------------------------
Net Increase in Assets Resulting from Operations                                                                 $  26,957
============================================================================================================================

Statement of Changes in Net Assets

StocksPLUS Growth and Income Portfolio
December 31, 1999

Amounts in thousands

                                                                    ------------------  -------------------
                                                                           Year Ended           Year Ended
Increase (Decrease) in Net Assets from:                             December 31, 1999    December 31, 1998


Operations:
Net investment income                                                       $   8,048            $     762
-----------------------------------------------------------------------------------------------------------
Net realized gain                                                              14,885                2,422
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                           4,024                2,639
-----------------------------------------------------------------------------------------------------------
Net increase resulting from operations                                         26,957                5,823
===========================================================================================================

Distributions to Shareholders:

From net investment income                                                     (7,970)                (748)
-----------------------------------------------------------------------------------------------------------
From net realized capital gains                                               (11,998)                (421)
-----------------------------------------------------------------------------------------------------------

Total Distributions                                                           (19,968)              (1,169)
===========================================================================================================

Portfolio Share Transactions:

Receipts for shares sold                                                      188,965               64,713
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions                                        19,968                1,169
-----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                       (43,774)             (12,272)
-----------------------------------------------------------------------------------------------------------
Net increase resulting from Portfolio share transactions                      165,159               53,610
-----------------------------------------------------------------------------------------------------------

Total Increase in Net Assets                                                $ 172,148            $  58,264
===========================================================================================================

Net Assets:

Beginning of period                                                            58,264                    0
-----------------------------------------------------------------------------------------------------------
End of period *                                                             $ 230,412            $  58,264
-----------------------------------------------------------------------------------------------------------
*Including net undistributed (overdistributed) investment income of:        $   5,040            $      14
-----------------------------------------------------------------------------------------------------------

4 See accompanying notes

Schedule of Investments

StocksPLUS Growth and Income Portfolio
December 31, 1999

                                       Principal
                                          Amount        Value
                                          (000s)       (000s)

--------------------------------------------------------------
CORPORATE BONDS & NOTES 37.0%
--------------------------------------------------------------

Banking & Finance 18.3%
American General Finance
  6.050% due 07/02/2001                $     300    $     296
Banco de Inversion Y Comercial
  9.375% due 12/27/2000                    1,200        1,196
Caithness Coso Fund Corp.
  6.800% due 12/15/2001                    3,000        2,966
Chrysler Financial Co. LLC
  6.493% due 06/11/2001 (d)                  600          600
Finova Capital Corp.
  6.390% due 06/18/2003 (d)                3,000        2,966
First Security Corp.
  7.701% due 06/01/2005 (d)                5,000        5,000
Ford Motor Credit Corp.
  6.446% due 07/16/2002 (d)                  700          702
  6.280% due 12/16/2002 (d)                  300          299
General Motors Acceptance Corp.
  5.400% due 04/09/2001                    2,000        1,967
  5.500% due 12/15/2001                    3,500        3,401
  6.515% due 12/17/2001 (d)                2,000        2,014
  6.170% due 08/18/2003 (d)                3,000        2,983
  6.604% due 04/05/2004 (d)                  800          798
Goldman Sachs Group
  6.604% due 01/16/2001 (d)                1,000        1,004
  6.314% due 02/10/2004 (d)                1,300        1,281
Hyatt Equities LLC
  6.800% due 05/15/2000                    3,000        2,999
Lehman Brothers Holdings, Inc.
  5.653% due 08/01/2003 (d)                1,100        1,089
  5.824% due 11/30/2006 (d)                2,865        2,607
Merrill Lynch & Co.
  6.604% due 11/20/2000                    1,000        1,003
  6.626% due 01/11/2002 (d)                2,200        2,206
  6.580% due 02/01/2002 (d)                  750          751
  5.920% due 03/17/2004 (d)                  200          202
Nacional Financiera
  9.549% due 12/01/2000 (d)                1,000          995
Paine Webber Group, Inc.
  7.700% due 02/11/2000                      130          130
  6.525% due 08/18/2004 (d)                1,000          977
Salomon, Smith Barney Holdings
  6.304% due 04/02/2002 (d)                  300          300
Tecnost International NV
  5.316% due 06/23/2004 (d)           EC   1,500        1,545
                                                    ---------
                                                       42,277
Industrials 14.5%
Arrow Electronics, Inc.
  6.852% due 11/24/2000 (d)            $   5,000        5,000
Case Credit Corp.
  6.375% due 05/05/2000 (d)                4,000        4,003
Champion International Corp.
  9.700% due 05/01/2001                      300          309
DaimlerChrysler NA Holdings
  6.371% due 08/23/2002 (d)                3,300        3,308
Florida Progress Corp.
  2.180% due 01/02/2000                       16          694
Limited, Inc.
  7.004% due 05/22/2001 (d)                2,000        1,999
Norfolk Southern Corp.
  6.700% due 05/01/2000                      200          200
Petroleos Mexicanos
  8.799% due 07/15/2005 (d)                3,500        3,434
Tyco International Group SA
  6.821% due 03/05/2001 (d)                  500          500
U.S. West Capital Funding
  6.571% due 06/15/2000 (d)                3,000        2,999
US Air, Inc.
  9.625% due 09/01/2003                       30           29
Waste Management Inc
  6.250% due 10/15/2000                    5,735        5,605
Williams Holdings, Inc.
  5.950% due 02/15/2000 (d)                  300          300
  6.680% due 06/13/2000                    5,000        5,003
                                                    ----------
                                                       33,383

Utilities 4.2%
Cleveland Electric/Toledo Edison
  7.190% due 07/01/2000                    3,000        2,997
Enron Corp.
  5.959% due 03/30/2000                    1,000        1,000
Noram Energy
  7.500% due 08/01/2000                      500          502
Sprint Capital Corp.
  6.354% due 11/15/2001 (d)                3,200        3,203
Texas Utilities Co.
  6.500% due 05/01/2000                    2,000        2,000
                                                    ----------
                                                        9,702
                                                    ----------
Total Corporate Bonds & Notes                          85,362
(Cost $85,388)                                      ==========

--------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS 9.8%
--------------------------------------------------------------

Student Loan Marketing Assn.
  5.483% due 01/25/2003 (d)                  261          260
  5.443% due 01/25/2007 (d)                  841          837
  5.544% due 04/25/2007 (d)                  735          731
                                                    ----------
Total U.S. Government Agencies                          1,828
(Cost $1,830)                                       ==========

--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS  9.8%
--------------------------------------------------------------

Treasury Inflation Protected Securities
  3.625% due 07/15/2002 (h)               13,338       13,213
U.S. Treasury Notes
  5.375% due 01/31/2000 (b)                5,645        5,647
  5.500% due 03/31/2000 (b)                3,630        3,631
                                                    ----------
Total U.S. Treasury Obligations                        22,491
(Cost $22,512)                                      ==========

--------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 14.2%
--------------------------------------------------------------

Collateralized Mortgage Obligations 10.2%
Countrywide Home Loans
  6.500% due 03/25/2028                      553          539
  6.050% due 04/25/2029                      400          393
DLJ Mortgage Acceptance Corp.
  6.125% due 06/25/2026 (d)                1,131        1,120
Federal Home Loan Mortgage Corp.
  5.278% due 05/18/2000 (d)                2,000        1,998
  6.500% due 02/15/2024                      660          658
Federal National Mortgage Assn.
  7.000% due 06/25/2006                      257          256
  6.900% due 10/25/2020                    1,000          982
General Electric Capital Mortgage
Services, Inc.
  6.500% due 12/25/2023                    1,636        1,591
  6.500% due 08/25/2024                    4,079        4,054
Government National Mortgage Assn.
  7.500% due 08/20/2021                      195          196
Headlands Mortgage Securities, Inc.
  7.250% due 11/25/2027                    1,000          975
  7.000% due 02/25/2028                      540          538
Housing Securities, Inc.
  5.864% due 07/25/2032 (d)                1,353        1,353
Independent National Mortgage Corp.
  8.350% due 06/25/2025                      306          306
Morgan Stanley Capital
  5.639% due 07/25/2027 (d)                  239          238
Norwest Asset Securities Corp.
  6.750% due 08/25/2029                      994          986
PNC Mortgage Securities Corp.
  6.625% due 03/25/2028                      683          667
Prudential Home Mortgage Securities
  6.750% due 08/25/2008                      223          222
Prudential-Bache CMO Trust
  7.965% due 03/01/2019                      956          954
Resecuritization Mortgage Trust
  6.731% due 04/26/2021 (d)                  508          491
Residential Accredit Loans, Inc.
  8.000% due 08/25/2026                      510          514


                                     1999 Annual Report See accompanying notes 5

StocksPLUS Growth and Income Portfolio
December 31, 1999

                                       Principal
                                          Amount        Value
                                          (000s)       (000s)
--------------------------------------------------------------
Residential Asset Securitization Trust
  7.750% due 04/25/2027                $     850    $     852
  6.500% due 03/25/2029                      300          288
Residential Funding Mortgage Securities, Inc.
  6.500% due 07/25/2008                      151          151
  7.250% due 08/25/2027                      117          117
  7.250% due 10/25/2027                    1,000          983
Structured Asset Securities Corp.
  5.760% due 12/25/2000 (d)                  106          106
Thrift Financing Corp.
 11.250% due 01/01/2016                    1,799        1,854
                                                    ---------
                                                       23,382
Federal National Mortgage Association 0.3%
  5.812% due 08/01/2029 (d)                  262          256
  5.848% due 08/01/2031 (d)                   67           66
  6.500% due 09/01/2005                      433          428
                                                    ---------
                                                          750
Government National Mortgage Association 3.6%
  6.375% due 04/20/2027 (d)                8,017        8,073
  6.750% due 08/20/2024 (d)                  235          238
                                                    ---------
                                                        8,311
Mortgage-Backed Securities 0.1%
CS First Boston Mortgage Securities
  6.960% due 01/20/2004                      293          291
                                                    ---------
                                                          291
                                                    ---------
Total Mortgage-Backed Securities                       32,734
(Cost $33,135)                                      =========

--------------------------------------------------------------
ASSET-BACKED SECURITIES 4.1%
--------------------------------------------------------------
Arcadia Automobile Receivables Trust
  6.500% due 06/17/2002                      656          657
Banc One Auto Grantor Trust
  6.270% due 11/20/2003                      746          745
Empire Funding Home Loan Owner Trust
  7.160% due 05/25/2012                      710          708
Money Store Home Equity Trust
  6.550% due 09/15/2021                    2,008        2,002
  6.345% due 11/15/2021 (d)                  205          203
Saxon Asset Securities Trust
  6.711% due 05/25/2029 (d)                4,170        4,161
WMC Mortgage Loan
  6.671% due 03/20/2028 (d)                  947          948
                                                    ---------
Total Asset-Backed Securities                           9,424
(Cost $9,460)                                       =========

--------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED 1.3%
--------------------------------------------------------------

Korea Development Bank
  5.625% due 11/05/2002               FF  20,000        2,995
                                                    ---------
Total Foreign Currency-Denominated                      2,995
(Cost $3,224)                                       =========

--------------------------------------------------------------
PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------

Eurodollar March Futures (CME)
  Strike @ 92.750 Exp. 03/13/2000      $     765            4
S&P 500 Index Futures (CME)
  Strike @ 875.000 Exp. 03/17/2000            10            3
                                                    ---------
Total Purchased Put Options                                 7
(Cost $10)                                          =========

--------------------------------------------------------------
COMMON STOCKS 0.8%
--------------------------------------------------------------

                                          Shares
Utilities 0.8%
MCN Energy Group, Inc.
  1.020% due 01/02/2000 (d)               51,800        1,230
Northeast Utilities
  0.100% due 01/02/2000                   32,400          666
                                                    ---------
Total Common Stocks                                     1,896
(Cost $1,985)

                                          Principal   Value
                                           Amount     (000s)
                                           (000s)
--------------------------------------------------------------
SHORT-TERM INSTRUMENTS 35.7%
--------------------------------------------------------------

Commercial Paper 25.4%
Alcoa
  6.050% due 02/18/2000                    1,000          992
Deutsche Bank Financial
  5.940% due 02/02/2000                    3,000        2,985
Eastman Kodak Co.
  5.720% due 01/26/2000                    4,000        3,985
General Electric Capital Corp.
  6.400% due 01/25/2000                    3,000        2,988
Heller Financial, Inc.
  5.790% due 01/26/2000                    2,700        2,690
  5.790% due 02/09/2000                    2,700        2,684
Houston Industries
  6.500% due 01/19/2000                    6,000        5,983
IBM Corp.
  6.190% due 02/08/2000                    1,200        1,193
Lockheed Martin Corp.
  7.000% due 02/09/2000                    5,000        4,964
National Australia Funding
  5.750% due 01/26/2000                   12,000       11,956
National Rural Utilities
  6.240% due 02/24/2000                      400          396
New York State Electric & Gas
  6.144% due 11/14/2000                    3,000        2,999
Swedish Bank, Inc.
  5.820% due 02/18/2000                    5,000        4,963
TRW, Inc.
  6.220% due 02/09/2000                    1,200        1,192
U.S. West Capital Funding
  6.250% due 02/08/2000                    5,000        4,970
  6.610% due 03/24/2000                    1,500        1,481
Williams Holdings
  5.360% due 01/25/2000                    2,000        1,993
                                                    ---------
                                                       58,414
Repurchase Agreement 9.0%
State Street Bank
  4.000% due 01/03/2000                   20,786       20,786
  (Dated 12/31/1999. Collateralized by
  Federal National Mortgage Association
  0.000% due 06/15/2000 valued at $21,205.
  Repurchase proceeds are $20,793.)

U.S. Treasury Bills (b) 1.3%
  5.045% due 01/13/2000                    2,990        2,988
                                                    ---------

Total Short-Term Instruments                           82,188
(Cost $82,182)                                      =========

Total Investments (a) 103.7%                        $ 238,925
(Cost $239,726)

Written Options (c) (0.2%)                               (443)
(Premiums $253)

Other Assets and Liabilities (Net) (3.5%)              (8,070)
                                                    ---------

Net Assets 100.0%                                   $ 230,412
                                                    =========

6 See accompanying notes

--------------------------------------------------------------------------------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $239,726 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $     251

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                            (1,052)
                                                                   ---------
Unrealized depreciation-net                                             (801)
                                                                   =========
(b) Securities with an aggregate market value of $12,266 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                                                    Unrealized
                                                           # of  Appreciation/
Type                                                  Contracts (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index (03/2000)                                     587    $   7,509
Eurodollar September Futures (09/2000)                        6          (11)
                                                                   ---------
                                                                   $   7,498
                                                                   =========
(c) Premiums received on written options:

Type                                           Par      Premium         Value
--------------------------------------------------------------------------------
Put - CME Eurodollar December Futures
  Strike @ 93.500 Exp. 12/18/2000          300,000    $     253    $    (443)

(d) Variable rate security. The rate listed is as of December 31, 1999.

(e) Foreign forward currency contracts outstanding at December 31,1999:

                              Principal
                                 Amount                           Unrealized
                             Covered by      Settlement        Appreciation/
Type        Currency           Contract           Month       (Depreciation)
--------------------------------------------------------------------------------
Buy               EC         $      700         01/2000            $       0
Sell              EC              5,641         01/2000                  181
Buy               PZ              4,200         01/2000                  (24)
                                                                   ---------
                                                                   $     157
                                                                   =========
(f) Principal amount denoted in indicated currency:

     EC - Euro
     PZ - Polish Zloty
     FF - French Franc

(g) Swap agreements outstanding at December 31, 1999.

                                                     Notional     Unrealized
Type                                                   Amount   Appreciation
--------------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR plus 0.140%.

Broker: J.P. Morgan Securities, Inc.
Exp. 04/28/2000                                     $   6,500      $       0

(h) Principal amount of the security is adjusted for inflation.


                                     1999 Annual Report See accompanying notes 7

Notes to Financial Statements
December 31, 1999


1. Organization

The StocksPLUS Growth and Income Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Portfolio are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.


                                                            1999 Annual Report 9

December 31, 1999


Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                             U.S. Government/Agency          All Other
                          ------------------------------------------------------
                             Purchases       Sales   Purchases       Sales
--------------------------------------------------------------------------------
StocksPLUS Growth
and Income Portfolio          $ 11,924    $  3,992    $ 71,287    $  3,240

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                    StocksPLUS Growth and Income Portfolio
                          ------------------------------------------------------
                                    # of Contracts                 Premium
--------------------------------------------------------------------------------
Balance at 12/31/1998                           11                $      2
Sales                                        1,596                   1,272
Closing Buys                                   (38)                    (54)
Expirations                                 (1,156)                   (932)
Exercised                                     (113)                    (35)
--------------------------------------------------------------------------------
Balance at 12/31/1999                          300                $    253
--------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                            Number     % of Portfolio Held
--------------------------------------------------------------------------------
StocksPLUS Growth and Income Portfolio           1                      96

6. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                      StocksPLUS Growth and Income Portfolio
                                                  ---------------------------------------------
                                                    Year Ended 12/31/1999 Year Ended 12/31/1998
                                                       Shares    Amount     Shares    Amount
                                                  ---------------------------------------------
Receipts for shares sold                               14,200  $188,965      5,681  $ 64,713
-----------------------------------------------------------------------------------------------
Issued as reinvestment of distributions                 1,460    19,968         97     1,169
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                (3,301)  (43,774)    (1,146)  (12,272)
-----------------------------------------------------------------------------------------------
Net increase resulting from
  Portfolio share transactions                         12,359  $165,159      4,632  $ 53,610
===============================================================================================

Report of Independent Accountants

     To the Trustees of PIMCO Variable Insurance Trust and Shareholders of StocksPLUS Growth and Income Portfolio


     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of StocksPLUS Growth and Income Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP



     Kansas City, Missouri
     February 15, 2000

Federal Income Tax Information (Unaudited)

     As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

     Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during the Portfolio's calendar year-end which qualify for the corporate dividend-received deduction is as follows:

     StocksPLUS Growth & Income Portfolio                0.01%

     Capital Gain Distributions. Capital gains distributions paid during the calendar year end, were in the amounts as follows:

                                                   Per Share         Per Share
                                                   Long-Term        Short-Term
                                               Capital Gains     Capital Gains
     ---------------------------------------------------------------------------
     StocksPLUS Growth and Income Portfolio          0.09124           0.00000


     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.


Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."



Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

 PIMCO VARIABLE INSURANCE TRUST

 840 NEWPORT CENTER DRIVE, SUITE 300
 NEWPORT BEACH, CA 92660
 888.746.2688


 This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


 PIMCO FUNDS DISTRIBUTORS LLC

 2187 ATLANTIC STREET
 STAMFORD, CT 06902

                                                            [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     TOTAL RETURN BOND PORTFOLIO
                                                              ------------------

                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1

1  This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.




Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                            1999 Annual Report 1

Total Return Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:

Primarily intermediate-term investment grade bonds

Duration:
4.34 years

Total Net Assets:
$3.9 million

Sector Breakdown:*

Mortgage-Backed Securities  47.1%
Corporate Bonds and Notes   30.5%
Short-Term Instruments      15.9%
Other                        6.5%

Quality Breakdown:*

                        AAA 61.3%
                         AA 14.0%
                          A 17.4%
                        BBB  7.3%


*% of Total Investments as of December 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1999


                              Total Return
                              Bond Portfolio         Lehman Brothers
                           (Incep. 12/31/1997)       Aggregate Bond Index
--------------------------------------------------------------------------------
1 Year                             -0.58%                     -0.82%
Since Inception*                    3.91%                       --

*Annualized


CUMULATIVE RETURNS THROUGH DECEMBER 31, 1999
$10,000 invested at inception

                                    [GRAPH]

    Month          Total Return        Lehman Brothers
                  Bond Portfolio          Aggregate
                                          Bond Index

12/31/1997             10,000               10,000
01/31/1998             10,102               10,128
02/28/1998             10,059               10,120
03/31/1998             10,081               10,156
04/30/1998             10,124               10,209
05/31/1998             10,222               10,305
06/30/1998             10,302               10,393
07/31/1998             10,355               10,415
08/31/1998             10,546               10,584
09/30/1998             10,861               10,832
10/31/1998             10,820               10,775
11/30/1998             10,806               10,836
12/31/1998             10,861               10,869
01/31/1999             10,907               10,946
02/28/1999             10,641               10,755
03/31/1999             10,769               10,815
04/30/1999             10,754               10,849
05/31/1999             10,660               10,754
06/30/1999             10,668               10,720
07/31/1999             10,611               10,674
08/31/1999             10,596               10,669
09/30/1999             10,755               10,793
10/31/1999             10,843               10,832
11/30/1999             10,829               10,832
12/31/1999             10,798               10,779

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/1998, the first full month following the Portfolio's inception on 12/31/1997, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Total Return Bond Portfolio returned -0.58% for the 12-month period ended December 31, 1999, outperforming the benchmark Lehman Brothers Aggregate Bond Index, which returned -0.82% during the period.

 .    The Portfolio's near-benchmark duration for much of the year helped protect relative returns against rising interest rates as growth improved worldwide and inflationary expectations increased.

 .    The Portfolio's emphasis on intermediate maturities was negative as rates rose most in the middle of the yield curve.

 .    A mortgage overweight was a strong positive because mortgages outperformed like-duration Treasuries amid a decline in market volatility and narrower yield premiums.

 .    Slightly above-benchmark weightings of corporate issues was beneficial to returns as better-than-expected profits and relatively high yields aided the performance of high-grade corporates.

 .    Holdings of asset-backed securities was positive due to their relatively high yields.

Financial Highlights

Total Return Bond Portfolio
December 31, 1999

Selected Per Share Data for the Year Ended:                12/31/1999        12/31/1998 (c)
                                                          -----------------------------
Net asset value beginning of period                       $   10.09         $   10.00
---------------------------------------------------------------------------------------
Net investment income (a)                                      0.58              0.56
---------------------------------------------------------------------------------------
Net realized / unrealized gain (loss) on investments (a)      (0.64)             0.28
---------------------------------------------------------------------------------------
Total income from investment operations                       (0.06)             0.84
---------------------------------------------------------------------------------------
Dividends from net investment income                          (0.58)            (0.56)
---------------------------------------------------------------------------------------
Distributions from net realized capital gains                     0             (0.19)
---------------------------------------------------------------------------------------
Total distributions                                           (0.58)            (0.75)
---------------------------------------------------------------------------------------
Net asset value end of period                             $    9.45         $   10.09
---------------------------------------------------------------------------------------
Total return                                                  (0.58)%            8.61%
---------------------------------------------------------------------------------------
Net assets end of period (000s)                           $   3,877         $   3,259
---------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (b)                0.65%             0.65%
---------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           5.96%             5.55%
---------------------------------------------------------------------------------------
Portfolio turnover rate                                         102%              139%
---------------------------------------------------------------------------------------

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.

(c) Commenced operations on December 31, 1997.


Statement of Assets and Liabilities

Total Return Bond Portfolio
December 31, 1999
Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                    $  4,831
----------------------------------------------------------------------------------
Receivable for investments sold and forward foreign currency contracts          2
----------------------------------------------------------------------------------
Receivable for Portfolio shares sold                                           33
----------------------------------------------------------------------------------
Interest receivable                                                            52
----------------------------------------------------------------------------------
Manager reimbursement receivable                                                1
----------------------------------------------------------------------------------
Other assets                                                                    5
----------------------------------------------------------------------------------
                                                                            4,924
===================================================================================

Liabilities:
Payable for investments purchased and forward foreign currency
 contracts                                                               $    884
----------------------------------------------------------------------------------
Payable for financing transactions                                            155
----------------------------------------------------------------------------------
Written options outstanding                                                     5
----------------------------------------------------------------------------------
Accrued investment advisory fee                                                 1
----------------------------------------------------------------------------------
Accrued administration fee                                                      1
----------------------------------------------------------------------------------
Variation margin payable                                                        1
----------------------------------------------------------------------------------
                                                                            1,047
==================================================================================

Net Assets                                                               $  3,877
==================================================================================

Net Assets Consist of:
Paid in capital                                                          $  4,061
----------------------------------------------------------------------------------
(Overdistributed) net investment income                                       (12)
----------------------------------------------------------------------------------
Accumulated undistributed net realized (loss)                                 (86)
----------------------------------------------------------------------------------
Net unrealized (depreciation)                                                 (86)
----------------------------------------------------------------------------------
                                                                         $  3,877
==================================================================================

Shares Issued and Outstanding:                                                410
----------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)                                       $   9.45
----------------------------------------------------------------------------------

Cost of Investments Owned                                                $  4,909
==================================================================================

                                    1999 Annual Report See accompanying notes  3

Statement of Operations

Total Return Bond Portfolio


For the year ended December 31, 1999

Amounts in thousands

Investment Income:
Interest                                                                  $   213
---------------------------------------------------------------------------------
  Total Income                                                                213
=================================================================================

Expenses:
Investment advisory fees                                                       13
---------------------------------------------------------------------------------
Administration fees                                                             8
---------------------------------------------------------------------------------
Organization costs                                                              1
---------------------------------------------------------------------------------
  Total expenses                                                               22
---------------------------------------------------------------------------------
  Reimbursement by manager                                                     (1)
---------------------------------------------------------------------------------
  Net expenses                                                                 21
---------------------------------------------------------------------------------

Net Investment Income (Loss)                                                  192
=================================================================================
Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                            (40)
---------------------------------------------------------------------------------
Net realized (loss) on futures contracts and written options                  (62)
---------------------------------------------------------------------------------
Net change in unrealized (depreciation) on investments                       (111)
---------------------------------------------------------------------------------
Net change in unrealized appreciation on futures contracts and written          2
 options
---------------------------------------------------------------------------------

  Net (Loss)                                                                 (211)
---------------------------------------------------------------------------------

Net (Decrease) in Assets Resulting from Operations                        $   (19)
=================================================================================



Statement of Changes in Net Assets

Total Return Bond Portfolio
December 31, 1999
Amounts in thousands

                                                           -----------------  -----------------
                                                                  Year Ended         Year Ended
Increase (Decrease) in Net Assets from:                    December 31, 1999  December 31, 1998


Operations:
Net investment income                                             $      192         $      172
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                                                (102)                64
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                    (109)                23
-----------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                        (19)               259
===============================================================================================

Distributions to Shareholders:
From net investment income                                              (192)              (172)
-----------------------------------------------------------------------------------------------
From net realized capital gains                                            0                (60)
-----------------------------------------------------------------------------------------------
Total Distributions                                                     (192)              (232)
===============================================================================================

Portfolio Share Transactions:

Receipts for shares sold                                                 637              2,900
-----------------------------------------------------------------------------------------------
Issued as reinvestment of distributions                                  192                232
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                                    0                  0
-----------------------------------------------------------------------------------------------
Net increase resulting from Portfolio share transactions                 829              3,132
-----------------------------------------------------------------------------------------------
Total Increase in Net Assets                                      $      618         $    3,159
===============================================================================================

Net Assets:

Beginning of period                                                    3,259                100
-----------------------------------------------------------------------------------------------
End of period *                                                   $    3,877         $    3,259
-----------------------------------------------------------------------------------------------
*Including net undistributed (overdistributed) investment
 income of:                                                       $      (12)        $        0
-----------------------------------------------------------------------------------------------

4 See accompanying notes

Schedule of Investments

Total Return Bond Portfolio
December 31, 1999
                                                            Principal
                                                              Amount      Value
                                                              (000s)      (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 37.9%
--------------------------------------------------------------------------------
 Banking & Finance 18.8%
 Caterpillar Financial Service Corp.
        6.875% due 08/01/2004                             $     100      $    98
 Dean Witter Discover
        5.809% due 06/27/2000 (d)                               100          100
 Dresdner Funding Trust I
        8.151% due 06/30/2031                                   100           94
 Ford Motor Credit Corp.
        6.328% due 10/15/2002 (d)                               150          150
 Merrill Lynch & Co.
        6.243% due 05/08/2001 (d)                               100          100
 PNC Funding Corp.
        6.125% due 09/01/2003                                   100           96
 Westdeutsche Landesbank
        6.050% due 01/15/2009                                   100           90
                                                                        --------
                                                                             728
 Industrials 2.5%
 Philip Morris Cos., Inc.
        7.250% due 09/15/2001                                   100           99
                                                                        --------

 Utilities 16.6%
 Philadelphia Electric
        6.500% due 05/01/2003                                   100           97
 Sprint Corp.
        8.125% due 07/15/2002                                   150          154
 Telekomunikacja Polska SA
        7.125% due 12/10/2003                                   100           96
 Texas Utilities Co.
        7.375% due 08/01/2001                                   100          101
        5.940% due 10/15/2001                                   100           98
 WorldCom, Inc.
        6.125% due 08/15/2001                                   100           99
                                                                        --------
                                                                             645
                                                                        --------
 Total Corporate Bonds & Notes                                             1,472
 (Cost $1,506)                                                          --------


--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 4.2%
--------------------------------------------------------------------------------
 Treasury Inflation Protected Securities
        3.625% due  07/15/2002 (g)(h)                           105          104
                                                                        --------

 U.S. Treasury Notes
        5.500% due  02/29/2000 (b)                               60           60
                                                                        --------
 Total U.S. Treasury Obligations                                             164
 (Cost $164)                                                            --------


--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 58.7%
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corporation 6.4%
        8.500% due 08/01/2024                                   243          250
                                                                        --------

 Federal Housing Administration 49.9%
        7.000% due 01/25/2030                                   900          869
        7.430% due 01/25/2023                                   577          582
        7.700% due 08/01/2028                                   478          482
                                                                        --------
                                                                           1,933
 Government National Mortgage Association 2.4%
        6.375% due  02/20/2027 (d)                               92           93
                                                                        --------
 Total Mortgage-Backed Securities                                          2,276
 (Cost $2,316)                                                          --------


--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 2.6%
--------------------------------------------------------------------------------
 Contimortgage Home Equity Loan Trust
        7.580% due 08/15/2028                                   100           99
                                                                        --------
 Total Asset-Backed Securities                                                99
 (Cost $102)                                                            --------




                                                            Principal
                                                              Amount      Value
                                                              (000s)      (000s)
--------------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED (e)(f) 1.3%
--------------------------------------------------------------------------------
Commonwealth of New Zealand
        5.500% due 04/15/2003  (g)                       N$     100      $    50
                                                                        --------
Total Foreign Currency-Denominated                                            50
(Cost $51)                                                              --------

--------------------------------------------------------------------------------
SHORT - TERM INSTRUMENTS 19.9%
--------------------------------------------------------------------------------

Commercial Paper 15.4%
ANZ, Inc.
        5.990% due 02/04/2000                             $     100      $    99
Electricite de France
        6.500% due 01/20/2000                                   100          100
General Motors Acceptance Corp.
        5.860% due 02/14/2000                                   100           99
Illinois Tool Works
        6.190% due 01/31/2000                                   100          100
National Australia Funding
        6.040% due 02/03/2000                                   100           99
Southwestern Public Service
        6.240% due 02/09/2000                                   100           99
                                                                        --------
                                                                             596
                                                                        --------
Repurchase Agreement 4.5%
State Street Bank
        4.000%  due 01/03/2000                                  174          174
        (Dated 12/31/1999. Collateralized by
        Federal National Mortgage Association
        6.400% due 12/21/2001 valued at $180.
                                                                        --------
        Repurchase proceeds are $174.)
                                                                             174
                                                                        --------
Total Short-Term Instruments                                                 770
(Cost $770)                                                             --------


Total Investments (a) 124.6%                                            $  4,831
(Cost $4,909)

Written Options (c) (0.1%)                                                   (5)
(Premiums $4)

Other Assets and Liabilities (Net) (24.5%)                                 (949)
                                                                        --------

Net Assets 100.0%                                                       $  3,877
                                                                        --------


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $4,909 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                               $      1

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                 (79)
                                                                        --------

Unrealized depreciation-net                                             $   (78)
                                                                        --------

(b) Securities with an aggregate market value of $60 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:


                                                          # of      Unrealized
Type                                                   Contracts  (Depreciation)
--------------------------------------------------------------------------------
Eurodollar September Futures (09/2000)                        3          $   (4)
U.S. Treasury 30 Year Bond (03/2000)                          1              (2)
                                                                        --------
                                                                         $   (6)
                                                                        --------


                                     1999 Annual Report See accompanying notes 5

Total Return Bond Portfolio
December 31, 1999


(c) Premiums received on written options:

                                                    # of
Type                                              Contracts    Premium    Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond March Futures
     Strike @ 98.000 Exp. 02/19/2000                    1      $   0     $   0
Put - CME U.S. Treasury Bond March Futures
     Strike @ 88.000 Exp.  02/19/2000                   1          0         1
Put - CME Eurodollar December Futures
     Strike @ 93.500 Exp.  12/18/2000                   3          4         4
                                                               -----     -----
                                                                   4     $   5
                                                               -----     -----
(d) Variable rate security. The rate listed is as of December 31, 1999.

(e) Foreign forward currency contracts outstanding at December 31, 1999:

                           Principal
                           Amount
                         Covered by     Settlement    Unrealized
Type       Currency        Contract        Month    (Depreciation)
--------------------------------------------------------------------------------
Buy           EC         $    20        01/2000        $    0
Sell          EC              (5)       01/2000             0
                                                       $    0
                                                       ------

(f) Principal amount denoted in indicated currency:

       EC  -    Euro
       N$  -    New Zealand Dollar

(g) Subject to financing transaction.


(h) Principal amount of the security is adjusted for inflation.



6 See accompanying notes

Notes to Financial Statements
December 31, 1999

1. Organization

The Total Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. On December 22, 1997 the Total Return Bond Portfolio was provided seed capital of $100,000 by the Adviser. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

   Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

                                                            1999 Annual Report 7

December 31, 1999

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities.

The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets.

     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement or operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                     U.S. Government/Agency            All Other
                                     -------------------------------------------
                                     Purchases     Sales      Purchases   Sales
--------------------------------------------------------------------------------
Total Return Bond Portfolio          $ 4,132      $ 2,798     $  853     $  509

5. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

7. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):


                                                    Total Return Bond Portfolio
                                                  ------------------------------
                                                     # of Contracts     Premium
--------------------------------------------------------------------------------
Balance at 12/31/1998                                       0            $   0
Sales                                                     157               31
Closing Buys                                                0                0
Expirations                                              (152)             (27)
Exercised                                                   0                0
--------------------------------------------------------------------------------
Balance at 12/31/1999                                       5            $   4
--------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                  Number     % of Portfolio Held
--------------------------------------------------------------------------------
Total Return Bond Portfolio                          3                 100

8. Federal Income Tax Matters

As of December 31, 1999, Total Return Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $1,350 of capital losses and/or foreign currency losses during the period November 1, 1999 through December 31, 1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                                    Capital Loss Carryforwards
                                                --------------------------------
                                                Realized Losses      Expiration
--------------------------------------------------------------------------------
Total Return Bond Portfolio                        $   93,238        12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

                                                           Total Return Bond Portfolio
                                                    ---------------------------------------------
                                                    Year Ended 12/31/1999   Year Ended 12/31/1998
                                                       Shares     Amount     Shares     Amount
                                                    ---------------------------------------------
Receipts for shares sold                                 67       $   637      290     $  2,900
-----------------------------------------------------------------------------------------------
Issued as reinvestment of distributions                  20           192       23          232
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                   0             0        0            0
-----------------------------------------------------------------------------------------------
Net increase resulting from
   Portfolio share transactions                          87       $   829      313     $  3,132
-----------------------------------------------------------------------------------------------

                                                            1999 Annual Report 9

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Shareholders of Total Return Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Return Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


Kansas City, Missouri
February 15, 2000

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."



Trustees and Officers

  Brent R. Harris, Chairman and Trustee
  R. Wesley Burns, President and Trustee
  Guilford C. Babcock, Trustee
  Vern O. Curtis, Trustee
  Thomas P. Kemp, Sr., Trustee
  William J. Popejoy, Trustee
  Garlin G. Flynn, Secretary
  John P. Hardaway, Treasurer


Investment Adviser and Administrator

  Pacific Investment Management Company
  840 Newport Center Drive, Suite 300
  Newport Beach, California 92660


Transfer Agent

  National Financial Data Services
  330 W. 9th Street, 4th Floor
  Kansas City, Missouri 64105


Custodian

  State Street Bank & Trust Co.
  801 Pennsylvania
  Kansas City, Missouri 64105


Counsel

  Dechert Price & Rhoads
  1775 Eye Street, N.W.
  Washington, D.C. 20006-2401


Independent Accountants

  PricewaterhouseCoopers LLP
  1055 Broadway
  Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                           PIMCO



                                                  PIMCO VARIABLE INSURANCE TRUST
                                                  TOTAL RETURN BOND PORTFOLIO II

                                                     ---------------------------

                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1


1 This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                            1999 Annual Report 1

Total Return Bond Portfolio II


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:

Primarily intermediate-term investment grade bonds with quality and foreign issuer restrictions

Duration:

4.71 years

Total Net Assets:

$5.1 million

Sector Breakdown:*

                                    [CHART]

                 Mortgage Backed Securities              38.1%
                 Corporate Bonds and Notes               30.7%
                 Short-Term Instruments                  17.4%
                 U.S. Treasury Obligations               10.5%
                 Other                                    3.3%


Quality Breakdown:*

                                    [CHART]

                  AAA                                   62.9%
                   AA                                    7.1%
                    A                                   14.6%
                  BBB                                   15.4%

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1999

                          Total Return
                          Bond Portfolio II             Lehman Brothers
                          (Incep. 5/28/1999)            Aggregate Bond Index
--------------------------------------------------------------------------------
6 months                        0.69%                         0.56%
Since Inception                 1.41%                           --


CUMULATIVE RETURNS THROUGH DECEMBER 31, 1999
$10,000 invested at inception

                    Total          Lehman
                   Return         Brothers
  Month             Bond          Aggregate
                Portfolio II        Bond
                                   Index

05/31/1999         10,000          10,000
06/30/1999         10,071           9,968
07/31/1999         10,025           9,926
08/31/1999         10,001           9,921
09/30/1999         10,127          10,036
10/31/1999         10,134          10,073
11/30/1999         10,180          10,072
12/31/1999         10,141          10,024

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 6/01/1999, the first full month following the Portfolio's inception on 5/28/1999, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Total Return Bond Portfolio II returned 0.69% for the past six months, outperforming the benchmark Lehman Brothers Bond Aggregate Bond Index, which returned 0.56% over the same period.
 .    The Portfolio's below-benchmark duration helped returns as interest rates rose amid improved growth worldwide and increased inflationary expectations.
 .    The Portfolio's emphasis on intermediate maturities was negative as rates rose most in the middle of the yield curve.
 .    A mortgage overweight was a strong positive because mortgages outperformed like-duration Treasuries amid a decline in market volatility and narrower yield premiums.
 .    Below-benchmark weightings of corporate issues was negative as better-than-expected profits and relatively high yields aided the performance of high-grade corporates.

*% of Total Investments as of December 31, 1999

Financial Highlights

Total Return Bond Portfolio II
December 31,1999

Selected Per Share Data for the Period Ended:                     12/31/1999 (b)
                                                                  --------------


Net asset value beginning of period                               $   10.00
---------------------------------------------------------------   --------------
Net investment income (a)                                              0.32
---------------------------------------------------------------   --------------
Net realized / unrealized (loss) on investments (a)                   (0.18)
---------------------------------------------------------------   --------------
Total income from investment operations                                0.14
---------------------------------------------------------------   --------------
Dividends from net investment income                                  (0.32)
---------------------------------------------------------------   --------------
Total distributions                                                   (0.32)
---------------------------------------------------------------   --------------
Net asset value end of period                                     $    9.82
---------------------------------------------------------------   --------------
Total return                                                           1.41%
---------------------------------------------------------------   --------------
Net assets end of period (000s)                                   $   5,128
---------------------------------------------------------------   --------------
Ratio of net expenses to average net assets (c)                        0.65%*
---------------------------------------------------------------   --------------
Ratio of net investment income to average net assets                   5.38%*
---------------------------------------------------------------   --------------
Portfolio turnover rate                                                 378%
---------------------------------------------------------------   --------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on May 28, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78%* for the year ended December 31, 1999.

Statement of Assets and Liabilities

Total Return Bond Portfolio II
December 31,1999

Amounts in thousands, except per share amounts

                                                                  --------------

Assets:

Investments, at value                                             $   7,368
---------------------------------------------------------------   --------------
Cash and foreign currency                                                 5
---------------------------------------------------------------   --------------
Receivable for investments and foreign currency sold                    169
---------------------------------------------------------------   --------------
Interest and dividends receivable                                        53
---------------------------------------------------------------   --------------
Manager reimbursement receivable                                          5
---------------------------------------------------------------   --------------
                                                                      7,600
===============================================================   ==============

Liabilities:

Payable for investments and foreign currency purchased            $   2,468
---------------------------------------------------------------   --------------
Accrued investment advisory fee                                           2
---------------------------------------------------------------   --------------
Accrued administration fee                                                1
---------------------------------------------------------------   --------------
Variation margin payable                                                  1
---------------------------------------------------------------   --------------
                                                                      2,472
===============================================================   ==============

Net Assets                                                        $   5,128
===============================================================   ==============

Net Assets Consist of:

Paid in capital                                                   $   5,221
---------------------------------------------------------------   --------------
(Overdistributed) net investment income                                  (1)
---------------------------------------------------------------   --------------
Accumulated undistributed net realized (loss)                           (41)
---------------------------------------------------------------   --------------
Net unrealized (depreciation)                                           (51)
---------------------------------------------------------------   --------------
                                                                  $   5,128
===============================================================   ==============

Shares Issued and Outstanding:                                          522
---------------------------------------------------------------   --------------

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)                              $    9.82
---------------------------------------------------------------   --------------

Cost of Investments Owned                                         $   7,414
===============================================================   ==============


                                     1999 Annual Report See accompanying notes 3

Statement of Operations

Total Return Bond Portfolio II
For the period ended December 31, 1999

Amounts in thousands

Investment Income:

                                                                       ------------------------
                                                                       Period from May 28, 1999
                                                                           to December 31 ,1999

Interest                                                                               $    185
----------------------------------------------------------------------------------     --------
  Total Income                                                                              185
==================================================================================     ========

Expenses:

Investment advisory fees                                                                     12
----------------------------------------------------------------------------------     --------
Administration fees                                                                           7
----------------------------------------------------------------------------------     --------
Organization costs                                                                            5
----------------------------------------------------------------------------------     --------
  Total expenses                                                                             24
----------------------------------------------------------------------------------     --------
  Reimbursement by manager                                                                   (5)
----------------------------------------------------------------------------------     --------
  Net expenses                                                                               19
----------------------------------------------------------------------------------     --------

Net Investment Income                                                                       166
==================================================================================     ========

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                                          (48)
----------------------------------------------------------------------------------     --------
Net realized gain on futures contracts and written options                                    6
----------------------------------------------------------------------------------     --------
Net change in unrealized (depreciation) on investments                                      (46)
----------------------------------------------------------------------------------     --------
Net change in unrealized (depreciation) on futures contracts and written options             (5)
----------------------------------------------------------------------------------     --------

  Net (Loss)                                                                                (93)
----------------------------------------------------------------------------------     --------

Net Increase in Assets Resulting from Operations                                       $     73
==================================================================================     ========

Statement of Changes in Net Assets

Total Return Bond Portfolio II
December 31, 1999

Amounts in thousands

Increase (Decrease) in Net Assets from:

                                                                       ------------------------
                                                                       Period from May 28, 1999
                                                                           to December 31 ,1999

Operations:
Net investment income                                                                  $    166
----------------------------------------------------------------------------------     --------
Net realized (loss)                                                                         (42)
----------------------------------------------------------------------------------     --------
Net change in unrealized (depreciation)                                                     (51)
----------------------------------------------------------------------------------     --------
Net increase resulting from operations                                                       73
==================================================================================     ========

Distributions to Shareholders:

From net investment income                                                                 (166)
----------------------------------------------------------------------------------     --------

Total Distributions                                                                        (166)
==================================================================================     ========

Portfolio Share Transactions:

Receipts for shares sold                                                                 10,106
----------------------------------------------------------------------------------     --------
Issued as reinvestment of distributions                                                     151
----------------------------------------------------------------------------------     --------
Cost of shares redeemed                                                                  (5,036)
----------------------------------------------------------------------------------     --------
Net increase resulting from Portfolio share transactions                                  5,221
----------------------------------------------------------------------------------     --------

Total Increase in Net Assets                                                           $  5,128
==================================================================================     ========

Net Assets:

Beginning of period                                                                           0
----------------------------------------------------------------------------------     --------
End of period *                                                                        $  5,128
----------------------------------------------------------------------------------     --------

*Including net undistributed (overdistributed) investment income of:                   $     (1)
----------------------------------------------------------------------------------     --------

4 See accompanying notes

Schedule of Investments

Total Return Bond Portfolio II
December 31, 1999

                                                  Principal
                                                     Amount          Value
                                                     (000s)         (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES
--------------------------------------------------------------------------------

Banking & Finance 17.0%
Bear Stearns Co., Inc.
   6.580% due 08/01/2002 (d)                        $   100        $   100
Dresdner Funding Trust I
   8.151% due 06/30/2031                                100             94
First Security Corp.
   7.701% due 06/01/2005 (d)                            250            250
Ford Motor Credit Corp.
   6.290% due 03/19/2002 (d)                            180            180
Morgan Stanley, Dean Witter, Discover and Co.
   6.328% due 04/15/2002 (d)                            250            250
                                                                   -------
                                                                       874
Industrials 27.1%
Arrow Electronics, Inc.
   6.852% due 11/24/2000 (d)                            250            250
Case Credit Corp.
   6.375% due 05/05/2000 (d)                            250            250
Dillards, Inc.
   6.080% due 08/01/2000                                250            248
DTE Capital Corp.
   8.350% due 11/15/2038 (d)                            250            241
Norfolk Southern Corp.
   6.700% due 05/01/2000                                200            200
Whitman Corporation
   6.250% due 05/01/2000                                200            200
                                                                   -------
                                                                     1,389
                                                                   -------
Total Corporate Bonds & Notes                                        2,263
(Cost $2,272)                                                      =======

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES
--------------------------------------------------------------------------------

Federal National Mortgage Association
   6.300% due 06/01/2004                                250            243
                                                                   -------
Total U.S. Government Agencies                                         243
(Cost $246)                                                        =======

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
   3.625% due 07/15/2002 (c)                            105            104
U.S. Treasury Bonds
   12.000% due 08/15/2013                               500            668
                                                                   -------
Total U.S. Treasury Obligations                                        772
(Cost $789)                                                        =======

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 8.6%
Goldman Sachs Mortgage Corp.
   8.000% due 09/20/2027                                188            189
Morgan Stanley Capital
   7.460% due 02/15/2020                                250            249
                                                                   -------
                                                                       438
Federal Housing Administration 42.6%
   6.500% due 01/25/2030                              1,820          1,709
   7.000% due 01/25/2030                                180            174
   8.000% due 01/25/2030                                300            303
                                                                   -------
                                                                     2,186
Government National Mortgage Association 3.6%
   6.375% due 02/20/2027 (d)                            184            186
                                                                   -------
Total Mortgage-Backed Securities                                     2,810
(Cost $2,827)                                                      =======

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS
--------------------------------------------------------------------------------

Commercial Paper 23.3%
Alcoa, Inc.
   5.800% due 02/11/2000                                100             99
ANZ, Inc.
   5.820% due 02/04/2000                                100             99
   5.810% due 02/17/2000                                100             99
Deutsche Bank Financial
   5.940% due 02/02/2000                                200            199
Florida Power Corp.
   5.950% due 02/09/2000                                200            199
General Electric Capital Corp.
   5.800% due 02/15/2000                                200            199
General Motors Acceptance Corp.
   5.960% due 02/14/2000                                100             99
Norfolk Southern Corp.
   6.300% due 01/26/2000                                200            199
                                                                   -------
                                                                     1,192
Repurchase Agreement 1.5%
State Street Bank
   4.000% due 01/03/2000                                 78             78
   (Dated 12/31/1999. Collateralized by
   Federal National Mortgage Association
   5.500% due 07/26/2000 valued at $82
   Repurchase proceeds are $78.)
                                                                   -------
                                                                        78
                                                                   -------
U.S. Treasury Bills 0.2%
   4.980% due 02/17/2000 (b)                             10             10
                                                                   -------

Total Short-Term Instruments                                         1,280
(Cost $1,280)                                                      -------

Total Investments (a) 143.7%                                       $ 7,368
(Cost $7,414)

Other Assets and Liabilities (Net) (43.7%)                          (2,240)
                                                                   -------

Net Assets 100.0%                                                  $ 5,128
                                                                   =======

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $7,414 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $     3

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (49)
                                                                   -------

Unrealized depreciation-net                                        $   (46)
                                                                   =======
(b) Securities with an aggregate market value of $10 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                                       # of      Unrealized
Type                                              Contracts  (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (03/2000)                       5        $    (4)

(c)  Principal amount of the security is adjusted for inflation.

(d)  Variable rate security. The rate listed is as of December 31, 1999.

                                     1999 Annual Report See accompanying notes 5

Notes to Financial Statements

December 31, 1999



1. Organization

The Total Return Bond Portfolio II (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                     U.S. Government/Agency           All Other
                                    -------------------------------------------------
                                     Purchases        Sales    Purchases        Sales
-------------------------------------------------------------------------------------
Total Return Bond Portfolio II        $ 14,528     $ 21,208     $ 12,903     $      0

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                Number      % of Portfolio Held
--------------------------------------------------------------------------------
Total Return Bond Portfolio II                       2                      100

4. Transactions in Written Call and Put Options Transactions in written call and put options were as follows (amounts in thousands):

                                               Total Return Bond Portfolio II
                                         ---------------------------------------
                                          # of Contracts              Premium
--------------------------------------------------------------------------------
Balance at 5/28/1999                                   0              $     0
Sales                                                100                5,859
Closing Buys                                           0                    0
Expirations                                         (100)              (5,859)
Exercised                                              0                    0
--------------------------------------------------------------------------------
Balance at 12/31/1999                                  0              $     0
--------------------------------------------------------------------------------

5. Federal Income Tax Matters

As of December 31, 1999, Total Return Bond Portfolio II had remaining capital loss carryforwards that were realized during the current year.
     Additionally, the Portfolio realized $7,155 of capital losses during the period November 1, 1999 through December 31, 1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                                Capital Loss Carryforwards
                                         ---------------------------------------
                                            Realized Losses         Expiration
--------------------------------------------------------------------------------
Total Return Bond Portfolio II                     $ 38,479         12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

                                                            1999 Annual Report 7

December 31, 1999



7. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets.
     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.
     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                              Total Return
                                                           Bond Portfolio II
                                                       ------------------------
                                                                    Period from
                                                                     05/28/1999
                                                                  to 12/31/1999
                                                         Shares          Amount
                                                       ------------------------

Receipts for shares sold                                  1,016        $ 10,106
----------------------------------------------------   -------------------------
Issued as reinvestment of distributions                      15             151
----------------------------------------------------   -------------------------
Cost of shares redeemed                                    (509)         (5,036)
----------------------------------------------------   -------------------------
Net increase resulting from
  Portfolio share transactions                              522        $  5,221
----------------------------------------------------   -------------------------

Report of Independent Accountants



     To the Trustees of PIMCO Variable Insurance Trust and Shareholders of Total Return Bond Portfolio II


     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Return Bond Portfolio II (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP



     Kansas City, Missouri
     February 15, 2000

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.


Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."



Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

 Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300 Newport
     Beach, California 92660

 Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

 Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                       P I M C O



                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     LOW DURATION BOND PORTFOLIO
                                                                 ---------------
                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses./1/

/1/This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

/s/ Brent R. Harris

Brent R. Harris
Chairman
January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                           1999 Annual Report  1

Low Duration Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management


Portfolio:
Primarily shorter-term investment grade bonds


Duration:
2.25 years


Total Net Assets:
$5.1 million


Sector Breakdown:*

                                    [CHART]

Corporate Bonds and Notes            52.6%
Mortgage Backed Securities           39.6%
Short-Term Instruments                7.8%


Quality Breakdown:*

                                    [CHART]

AAA                                  41.2%
 AA                                  11.2%
  A                                  11.8%
BBB                                  26.2%
 BB                                   9.6%

*% of Total Investments as of December 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1999

                          Low Duration
                          Bond Portfolio                Merrill Lynch
                          (Incep. 2/16/1999)            1-3 Year Treasury Index
Since Inception                2.56%                              --

                          Cumulative Returns Through December 31, 1999
                          $10,000 invested at inception

                                    [GRAPH]

    Month            Low           Merrill
                  Duration          Lynch
                    Bond          1-3 Year
                  Portfolio       Treasury
                                    Index

02/28/1999          10,000          10,000
03/31/1999          10,082          10,070
04/30/1999          10,151          10,102
05/31/1999          10,116          10,095
06/30/1999          10,164          10,127
07/31/1999          10,165          10,159
08/31/1999          10,162          10,188
09/30/1999          10,243          10,255
10/31/1999          10,293          10,282
11/30/1999          10,303          10,301
12/31/1999          10,292          10,316

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio's inception on 2/16/1999, compared to the Merrill Lynch 1-3 Year Treasury Bond Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Low Duration Bond Portfolio outperformed its benchmark despite a challenging bond market environment, returning 2.92 % versus the 3.16% posted by the Merrill Lynch 1-3 Year Treasury Index for the ten-month period ended December 31, 1999.
 .    Maintaining an above-Index duration, or sensitivity to interest rate changes, negatively impacted returns as interest rates rose during the period.
 .    A concentration in longer-than-benchmark maturities detracted from returns as these rates rose the most.
 .    Holdings of mortgage-backed securities were positive due to reduced price volatility and greater investor demand for the sector.
 .    Investment-grade corporates aided returns due to the Portfolio's concentration in BBB rated credits.
 .    High-quality, below-investment-grade holdings helped performance amid continued strong domestic growth and improving global economies.

Financial Highlights

Low Duration Bond Portfolio
December 31, 1999

Selected Per Share Data for the Period Ended:                 12/31/1999 (b)
                                                              ------------------

Net asset value beginning of period                           $         10.00
-----------------------------------------------------------   ------------------
Net investment income (a)                                                0.50
-----------------------------------------------------------   ------------------
Net realized / unrealized (loss) on investments (a)                     (0.25)
-----------------------------------------------------------   ------------------
Total income from investment operations                                  0.25
-----------------------------------------------------------   ------------------
Dividends from net investment income                                    (0.51)
-----------------------------------------------------------   ------------------
Total distributions                                                     (0.51)
-----------------------------------------------------------   ------------------
Net asset value end of period                                 $          9.74
-----------------------------------------------------------   ------------------
Total return                                                             2.56%
-----------------------------------------------------------   ------------------
Net assets end of period (000s)                               $         5,149
-----------------------------------------------------------   ------------------
Ratio of net expenses to average net assets (c)                          0.65%*
-----------------------------------------------------------   ------------------
Ratio of net investment income to average net assets                     5.74%*
-----------------------------------------------------------   ------------------
Portfolio turnover rate                                                    11%
-----------------------------------------------------------   ------------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on February 16, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78%* for the period ended December 31, 1999.

Statement of Assets and Liabilities

Low Duration Bond Portfolio
December 31, 1999

Amounts in thousands, except per share amounts
                                                              ------------------

Assets:

Investments, at value                                         $         5,079
-----------------------------------------------------------   ------------------
Cash                                                                       18
-----------------------------------------------------------   ------------------
Interest receivable                                                        49
-----------------------------------------------------------   ------------------
Manager reimbursement receivable                                            6
-----------------------------------------------------------   ------------------
                                                                        5,152
===========================================================   ==================

Liabilities:

Accrued investment advisory fee                               $             2
-----------------------------------------------------------   ------------------
Accrued administration fee                                                  1
-----------------------------------------------------------   ------------------
                                                                            3
===========================================================   ==================


Net Assets                                                    $         5,149
===========================================================   ==================

Net Assets Consist of:

Paid in capital                                               $         5,284
-----------------------------------------------------------   ------------------
Undistributed (overdistributed) net investment income                       0
-----------------------------------------------------------   ------------------
Accumulated undistributed net realized (loss)                             (11)
-----------------------------------------------------------   ------------------
Net unrealized (depreciation)                                            (124)
-----------------------------------------------------------   ------------------
                                                              $         5,149
===========================================================   ==================

Shares Issued and Outstanding:                                            529
-----------------------------------------------------------   ------------------

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)                          $          9.74
-----------------------------------------------------------   ------------------

Cost of Investments Owned                                     $         5,203
===========================================================   ==================

                                     1999 Annual Report See accompanying notes 3

Statement of Operations

Low Duration Bond Portfolio
For the period ended December 31, 1999

Amounts in thousands
                                                -----------------------------
                                                Period from February 16, 1999
                                                         to December 31, 1999
Investment Income:

Interest                                                      $           282
------------------------------------------------------------  ---------------
Miscellaneous income                                                        2
------------------------------------------------------------  ---------------
  Total Income                                                            284
============================================================  ===============

Expenses:

Investment advisory fees                                                   18
------------------------------------------------------------  ---------------
Administration fees                                                        11
------------------------------------------------------------  ---------------
Organization costs                                                          6
------------------------------------------------------------  ---------------
  Total expenses                                                           35
------------------------------------------------------------  ---------------
  Reimbursement by manager                                                 (6)
------------------------------------------------------------  ---------------
  Net expenses                                                             29
------------------------------------------------------------  ---------------

Net Investment Income                                                     255
============================================================  ===============

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                         (3)
------------------------------------------------------------  ---------------
Net change in unrealized (depreciation) on investments                   (124)
------------------------------------------------------------  ---------------

  Net (Loss)                                                             (127)
------------------------------------------------------------  ---------------

Net Increase in Assets Resulting from Operations              $           128
============================================================  ===============


Statement of Changes in Net Assets

Low Duration Bond Portfolio
December 31, 1999

Amounts in thousands
                                                -----------------------------
                                                Period from February 16, 1999
Increase (Decrease) in Net Assets from:                  to December 31 ,1999

Operations:

Net investment income                                         $           255
------------------------------------------------------------  ---------------
Net realized (loss)                                                        (3)
------------------------------------------------------------  ---------------
Net change in unrealized (depreciation)                                  (124)
------------------------------------------------------------  ---------------
Net increase resulting from operations                                    128
============================================================  ===============

Distributions to Shareholders:

From net investment income                                               (263)
------------------------------------------------------------  ---------------

Total Distributions                                                      (263)
============================================================  ===============

Portfolio Share Transactions:

Receipts for shares sold                                               10,150
------------------------------------------------------------  ---------------
Issued as reinvestment of distributions                                   236
------------------------------------------------------------  ---------------
Cost of shares redeemed                                                (5,102)
------------------------------------------------------------  ---------------
Net increase resulting from Portfolio share transactions                5,284
------------------------------------------------------------  ---------------

Total Increase in Net Assets                                  $         5,149
============================================================  ===============

Net Assets:

Beginning of period                                                         0
------------------------------------------------------------  ---------------
End of period *                                               $         5,149
------------------------------------------------------------  ---------------

* Including net undistributed (overdistributed) investment
income of:                                                    $             0
------------------------------------------------------------  ---------------

4  See accompanying notes

Schedule of Investments

Low Duration Bond Portfolio
December 31, 1999
                                                     Principal
                                                        Amount          Value
                                                        (000s)         (000s)
-----------------------------------------------------------------------------
CORPORATE BONDS & NOTES
-----------------------------------------------------------------------------
Banking & Finance 21.4%
Bear Stearns Co., Inc.
   6.580% due 08/01/2002 (b)                          $    100       $    100
Case Credit Corp.
   6.390% due 08/01/2001 (b)                               250            250
First Security Corp.
   7.701% due 06/01/2005 (b)                               250            250
Ford Motor Credit Corp.
   6.290% due 03/19/2002 (b)                               250            251
Morgan Stanley, Dean Witter, Discover and Co.
   6.328% due 04/15/2002 (b)                               250            250
                                                                     --------
                                                                        1,101
Industrials 19.2%
Chesapeake Corp.
  10.375% due 10/01/2000                                   250            256
Petroleos Mexicanos
   8.799% due 07/15/2005 (b)                               250            245
Time Warner, Inc.
   6.100% due 12/30/2001                                   250            246
Witco Corp.
   6.600% due 04/01/2003                                   250            241
                                                                     --------
                                                                          988
Utilities 11.5%
CMS Energy
   8.125% due 05/15/2002                                   250            248
Telekomunikacja Polska SA
   7.125% due 12/10/2003                                   100             96
Texas Utilities Co.
   5.940% due 10/15/2001                                   250            246
                                                                     --------
                                                                          590
                                                                     --------
Total Corporate Bonds & Notes                                           2,679
(Cost $2,705)                                                        ========

--------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations 10.7%
Federal National Mortgage Assn.
   7.100% due 12/25/2023                                   249            234
General Electric Capital Mortgage Services, Inc.
   6.500% due 03/25/2024                                   357            317
                                                                     --------
                                                                          551
Federal Housing Administration 28.1%
   7.375% due 02/01/2022                                   865            845
   7.430% due 10/01/2020                                   603            606
                                                                     --------
                                                                        1,451
                                                                     --------
Total Mortgage-Backed Securities                                        2,002
(Cost $2,100)                                                        ========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS
--------------------------------------------------------------------------------
Commercial Paper 5.8%
DaimlerChrysler AG
   5.880% due 02/03/2000                                   200            199
Deutsche Bank Financial
   5.940% due 02/02/2000                                   100            100
                                                                     --------
                                                                          299
Repurchase Agreement 1.9%
State Street Bank
   4.000% due 01/03/2000                                    99             99
   (Dated 12/31/1999. Collateralized by
   Federal Home Loan Mortgage Corporation
   6.680% due 12/28/2001 valued at $105.
   Repurchase proceeds are $99.)
                                                                     --------
Total Short-Term Instruments                                              398
(Cost $398)                                                          ========

                                                                        Value
                                                                       (000s)
================================================================================
Total Investments (a) 98.6%                                          $  5,079
(Cost $5,203)

Other Assets and Liabilities (Net) 1.4%                                    70
                                                                     --------
Net Assets 100.0%                                                    $  5,149
                                                                     ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $5,203 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $      4

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (128)
                                                                     --------
Unrealized depreciation-net                                          $   (124)
                                                                     ========

(b) Variable rate security. The rate listed is as of December 31, 1999.

                                    1999 Annual Report See accompanying notes  5

Notes to Financial Statements

December 31, 1999

1. Organization

The Low Duration Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.40%

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets.

     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                            U.S. Government/Agency         All Other
                            --------------------------------------------
                              Purchases    Sales      Purchases    Sales
------------------------------------------------------------------------
Low Duration Bond Portfolio    $  1,974  $    22       $  3,492  $   435

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                    Number             % of Portfolio Held
--------------------------------------------------------------------------
Low Duration Bond Portfolio              1                              96


5. Federal Income Tax Matters

As of December 31, 1999, Low Duration Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $10,676 of capital losses during the period November 1, 1999 through December 31, 1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                             Low Duration
                                                            Bond Portfolio
                                                        ----------------------
                                                        Period from 02/16/1999
                                                                 to 12/31/1999
                                                        Shares          Amount
                                                        ----------------------

Receipts for shares sold                                 1,028        $ 10,150
------------------------------------------------------  ----------------------
Issued as reinvestment of distributions                     24             236
------------------------------------------------------  ----------------------
Cost of shares redeemed                                   (523)         (5,102)
------------------------------------------------------  ----------------------

Net increase resulting from
  Portfolio share transactions                             529        $  5,284
======================================================  ======================

                                                           1999 Annual Report  7

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Shareholders of Low Duration Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Low Duration Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


Kansas City, Missouri
February 15, 2000

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.


Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."



Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price and Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Variable Insurance Trust

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO Funds Distributors LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                        LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
                                                              ------------------
                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000.
As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses. 1


1 This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market -- a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% -- a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman



January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                           1999 Annual Report  1

Long-Term U.S. Government Bond Portfolio


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------


Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily longer-term U.S. government bonds

Duration:
8.96 years

Total Net Assets:
$7.2 million

Sector Breakdown:*

[CHART]

U.S. Treasury Obligations    53.6%
Short-Term Instruments       35.6%
U.S. Government Agencies      8.5%
Other                         2.3%


Quality Breakdown:*

[CHART]

AAA   80.8%
 AA   18.7%
BBB    0.5%

*% of Total Investments as of December 31, 1999


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1999

                             Long-Term U.S. Gov't.
                             Bond Portfolio            Lehman Long-Term
                             (Incep. 4/30/1999)        Treasury Index
--------------------------------------------------------------------------------
Since Inception                    -4.28%                    --




CUMULATIVE RETURNS THROUGH DECEMBER 31, 1999
$10,000 invested at inception


   Month              Long-Term           Lehman
                      U.S. Gov't       Brothers Int.
                         Bond            & 20+Year
                      Portfolio          Treasury
                                          Index

04/30/1999             10,000             10,000
05/31/1999              9,882              9,843
06/30/1999              9,766              9,739
07/31/1999              9,730              9,692
08/31/1999              9,672              9,654
09/30/1999              9,758              9,726
10/31/1999              9,754              9,731
11/30/1999              9,686              9,665
12/31/1999              9,572              9,521

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1999, the first full month following the Portfolio's inception on 4/30/1999, compared to the Lehman Long-Term Treasury Index, an unmanaged market index.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The Long-Term U.S. Government Bond Portfolio was added in 1999 as an option within the PIMCO Variable Insurance Trust and seeks to maximize total return as its major objective, consistent with the preservation of capital and prudent investment management.
 .    At least 65% of the Portfolio's net assets must be invested in U.S.
     Government Securities and the benchmark for the Fund is the Lehman
     Long-Term Treasury Index, consisting of all outstanding Treasury securities with remaining maturities of 10 years or greater.
 .    The Portfolio will have an average credit quality between AAA and AA+, a minimum A credit rating for each issue held in the Portfolio and will invest only in securities of U.S. issuers.
 .    The Portfolio is expected to have greater interest rate sensitivity than shorter maturity portfolios and is likely to be used by investors who have a long-term investment horizon, seek to gain from expected yield decreases or attempt to earn greater yield through maturity extension.
 .    Yields rose substantially on longer-term Treasuries (+1.8% for 10-year and
     +1.4% for 30-year) during 1999 as investors reacted to Federal Reserve tightening and increased inflation expectations.
 .    The Portfolio's total return performance was -4.28% since its inception on
     April 30, 1999 through December, 31, 1999 versus a return of -4.79% for its benchmark over the same period.
 .    The Portfolio outperformed its benchmark mostly by maintaining a below-benchmark duration.
 .    Please see the prospectus for a more complete listing of possible investments.

Financial Highlights

Long-Term U.S. Government Bond Portfolio
December 31, 1999
                                                               12/31/1999 (b)
Selected Per Share Data for the Period Ended:

Net asset value beginning of period                            $       10.00
------------------------------------------------------------   -----------------
Net investment income (a)                                               0.36
------------------------------------------------------------   -----------------
Net realized / unrealized (loss) on investments (a)                    (0.78)
------------------------------------------------------------   -----------------
Total income from investment operations                                (0.42)
------------------------------------------------------------   -----------------
Dividends from net investment income                                   (0.36)
------------------------------------------------------------   -----------------
Total distributions                                                    (0.36)
------------------------------------------------------------   -----------------
Net asset value end of period                                  $        9.22
------------------------------------------------------------   -----------------
Total return                                                           (4.28)%
------------------------------------------------------------   -----------------
Net assets end of period (000s)                                $       7,173
------------------------------------------------------------   -----------------
Ratio of net expenses to average net assets (c)                         0.65%*
------------------------------------------------------------   -----------------
Ratio of net investment income to average net assets                    5.55%*
------------------------------------------------------------   -----------------
Portfolio turnover rate                                                  294%
------------------------------------------------------------   -----------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%* for the period ended December 31, 1999.

Statement of Assets and Liabilities

Long-Term U.S. Government Bond Portfolio
December 31, 1999

Amounts in thousands, except per share amounts


Assets:

Investments, at value                                          $      10,315
------------------------------------------------------------   -----------------
Interest receivable                                                      158
------------------------------------------------------------   -----------------
Variation margin receivable                                                0
------------------------------------------------------------   -----------------
Manager reimbursement receivable                                           2
------------------------------------------------------------   -----------------
                                                                      10,475
============================================================   =================

Liabilities:

Payable for financing transactions                             $       3,294
------------------------------------------------------------   -----------------
Payable for Portfolio shares redeemed                                      1
------------------------------------------------------------   -----------------
Accrued investment advisory fee                                            2
------------------------------------------------------------   -----------------
Accrued administration fee                                                 2
------------------------------------------------------------   -----------------
Other liabilities                                                          3
------------------------------------------------------------   -----------------
                                                                       3,302
============================================================   =================

Net Assets                                                     $       7,173
============================================================   =================

Net Assets Consist of:

Paid in capital                                                $       7,672
------------------------------------------------------------   -----------------
Undistributed (overdistributed) net investment income                      0
------------------------------------------------------------   -----------------
Accumulated undistributed net realized (loss)                           (159)
------------------------------------------------------------   -----------------
Net unrealized (depreciation)                                           (340)
------------------------------------------------------------   -----------------
                                                               $       7,173
============================================================   =================

Shares Issued and Outstanding:                                           778
------------------------------------------------------------   -----------------


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)                          $        9.22
------------------------------------------------------------   -----------------

Cost of Investments Owned                                      $      10,655
============================================================   =================

                                     1999 Annual Report See accompanying notes 3

Statement of Operations

Long-Term U.S. Government Bond Portfolio
For the year ended December 31, 1999

Amounts in thousands

                                                       Period from April 30,1999
                                                            to December 31, 1999

INVESTMENT INCOME:


Interest                                                       $         277

------------------------------------------------------------   -----------------
   Total Income                                                          277
============================================================   =================

EXPENSES:

Investment advisory fees                                                  18
------------------------------------------------------------   -----------------
Administration fees                                                       11
------------------------------------------------------------   -----------------
Organization costs                                                         2
------------------------------------------------------------   -----------------
   Total expenses                                                         31
------------------------------------------------------------   -----------------
   Reimbursement by manager                                               (2)
------------------------------------------------------------   -----------------
   Net expenses                                                           29
------------------------------------------------------------   -----------------

NET INVESTMENT INCOME (loss)                                             248
============================================================   =================

NET REALIZED AND UNREALIZED GAIN (LOSS):

Net realized (loss) on investments                                      (159)
------------------------------------------------------------   -----------------
Net change in unrealized (depreciation) on investments                  (340)
------------------------------------------------------------   -----------------

   Net (Loss)                                                           (499)
------------------------------------------------------------   -----------------

Net (Decrease) in Assets Resulting from Operations             $        (251)
============================================================   =================


Statement of Changes in Net Assets

Long-Term U.S. Government Bond Portfolio
December 31, 1999

Amounts in thousands

                                                  Period from April 30, 1999
                                                        to December 31, 1999

Increase (Decrease) in Net Assets from:


Operations:

Net investment income                                          $         248
------------------------------------------------------------   -----------------
Net realized (loss)                                                     (159)
------------------------------------------------------------   -----------------
Net change in unrealized (depreciation)                                 (340)
------------------------------------------------------------   -----------------
Net (decrease) resulting from operations                                (251)
============================================================   =================

Distributions to Shareholders:

From net investment income                                              (248)
------------------------------------------------------------   -----------------

Total Distributions                                                     (248)
============================================================   =================

Portfolio Share Transactions:

Receipts for shares sold                                              12,755
------------------------------------------------------------   -----------------
Issued as reinvestment of distributions                                  234
------------------------------------------------------------   -----------------
Cost of shares redeemed                                               (5,317)
------------------------------------------------------------   -----------------
Net increase resulting from Portfolio share transactions               7,672
------------------------------------------------------------   -----------------

Total Increase in Net Assets                                   $       7,173
============================================================   =================

Net Assets:

Beginning of period                                                        0
------------------------------------------------------------   -----------------
End of period                                                  $       7,173
------------------------------------------------------------   -----------------

4 See accompanying notes

Statement of Cash Flows

Long-Term U.S. Government Bond Portfolio
December 31, 1999

Amounts in thousands
                                                   Period from April 30, 1999
                                                         to December 31, 1999

Increase (Decrease) in Cash from:

Financing Activities

Sales of Portfolio shares                                         $    12,755
---------------------------------------------------------------   --------------
Redemptions of Portfolio shares                                        (5,317)
---------------------------------------------------------------   --------------
Cash distributions paid                                                   (14)
---------------------------------------------------------------   --------------
Proceeds from financing transactions                                    3,294
---------------------------------------------------------------   --------------
Net increase from financing activities                                 10,718
===============================================================   ==============

Operating Activities

Purchases of long-term securities                                     (20,298)
---------------------------------------------------------------   --------------
Proceeds from sales of long-term securities                            13,154
---------------------------------------------------------------   --------------
Purchases of short-term securities (net)                               (3,670)
---------------------------------------------------------------   --------------
Net investment income                                                     248
---------------------------------------------------------------   --------------
Change in other receivables/payables (net)                               (152)
---------------------------------------------------------------   --------------

Net (decrease) from operating activities                              (10,718)
===============================================================   ==============

Net Increase in Cash                                                        0
===============================================================   ==============

Cash

Beginning of period                                                         0
---------------------------------------------------------------   --------------
End of period                                                     $         0
---------------------------------------------------------------   --------------

                                     1999 Annual Report See accompanying notes 5

Schedule of Investments

Long-Term U.S. Government Bond Portfolio
December 31, 1999

                                                    Principal
                                                       Amount            Value
                                                       (000s)           (000s)
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 12.2%
--------------------------------------------------------------------------------

Financing Corp.
  10.700% due 10/06/2017                             $    650          $    873
                                                                       ---------
Total U.S. Government Agencies                                              873
(Cost $954)                                                            =========

--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS 77.1%
--------------------------------------------------------------------------------

U.S. Treasury Bonds
  11.250% due 02/15/2015                                  500               707
  10.625% due 08/15/2015                                  400               545
   8.875% due 02/15/2019 (c)                            1,700             2,068
   8.125% due 08/15/2019                                  400               456
   7.625% due 11/15/2022 (c)                            1,600             1,755
                                                                       ---------
Total U.S. Treasury Obligations                                           5,531
(Cost $5,786)                                                          =========

--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 3.4%
--------------------------------------------------------------------------------

SMS Student Loan Trust
   5.260% due 10/27/2025 (b)                              250               241
                                                                       ---------
Total Asset-Backed Securities                                               241
(Cost $245)                                                            =========

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 51.1%
--------------------------------------------------------------------------------

Commercial Paper 36.7%
Alcoa, Inc.
   5.960% due 01/26/2000                                  100               100
ANZ, Inc.
   5.830% due 02/22/2000                                  300               298
Banc One Financial Corp.
   5.880% due 02/09/2000                                  300               298
Deutsche Bank Financial
   5.940% due 02/02/2000                                  300               299
Florida Power Corp.
   5.950% due 02/09/2000                                  100                99
Gannett Co., Inc.
   6.740% due 01/26/2000                                  100               100
General  Electric Capital Corp.
   5.830% due 02/23/2000                                  300               297
General Motors Acceptance Corp.
   5.860% due 02/14/2000                                  300               298
MCI Worldcom, Inc.
   5.360% due 01/27/2000                                   50                50
National Rural Utilities
   5.800% due 02/24/2000                                  300               297
Procter & Gamble Co.
   5.800% due 02/10/2000                                  200               199
Sara Lee Credit Corp.
   5.890% due 01/24/2000                                  200               199
Textron Inc.
   6.090% due 01/14/2000                                  100               100
                                                                       ---------
                                                                          2,634
                                                                       =========
Repurchase Agreement 14.4%
State Street Bank
    4.000% due 01/03/2000                               1,036             1,036
    (Dated 12/31/1999. Collateralized by
    Federal National Mortgage Association
    0.000% due 06/15/2000 valued at $1,060
    Repurchase proceeds are $1,036.)
                                                                       ---------
                                                                          1,036
                                                                       ---------
Total Short-Term Instruments                                              3,670
(Cost $3,670)                                                          =========

Total Investments (a) 143.8%                                           $ 10,315
(Cost $10,655)

Other Assets and Liabilities (Net) (43.8%)                               (3,142)
                                                                       ---------
Net Assets 100.0%                                                      $  7,173
                                                                       =========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $10,655 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                              $      0

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (340)
                                                                       ---------
Unrealized depreciation-net                                            $   (340)
                                                                       =========
(b) Variable rate security. The rate listed is as of December 31, 1999.

(c) Subject to a financing transaction.

6 See accompanying notes

Notes to Financial Statements
December 31, 1999

1. Organization

The Long-Term U.S. Government Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.40%.

                                                           1999 Annual Report  7

December 31, 1999


Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets.

     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                             U.S. Government/Agency              All Other
                          ------------------------------------------------------
                            Purchases        Sales        Purchases        Sales
--------------------------------------------------------------------------------
Long-Term U.S. Gov't
   Bond Portfolio             $18,746      $12,563          $ 1,552      $   585


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                               Number       % of Portfolio Held
--------------------------------------------------------------------------------

Long-Term U.S. Government Bond Portfolio            3                       100


5. Federal Income Tax Matters

As of December 31, 1999, Long-Term U.S. Government Bond Portfolio had remaining capital loss carryforwards that were realized during the current year (amounts in thousands):

                                          Capital Loss Carryforwards
                                ------------------------------------------------
                                  Realized Losses              Expiration
--------------------------------------------------------------------------------

Long-Term U.S. Government
   Bond Portfolio                     $   158,700              12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                         Long-Term U.S.
                                                            Government
                                                         Bond Portfolio
                                                --------------------------------
                                                      Period from 04/30/1999
                                                               to 12/31/1999
                                                   Shares             Amount
                                                --------------------------------
Receipts for shares sold                            1,319           $ 12,755
---------------------------------------------   --------------------------------
Issued as reinvestment of distributions                25                234
---------------------------------------------   --------------------------------
Cost of shares redeemed                              (566)            (5,317)
---------------------------------------------   --------------------------------
Net increase resulting from
   Portfolio share transactions                       778           $  7,672
=============================================   ================================

                                                            1999 Annual Report 9

Report of Independent Accountants

     To the Trustees of PIMCO Variable Insurance Trust and Shareholders of Long-Term U.S. Government Bond Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Long-Term U.S. Government Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP


     Kansas City, Missouri
     February 15, 2000

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          FOREIGN BOND PORTFOLIO
                                                                  --------------
                                                                   ANNUAL REPORT
                                                               December 31, 1999

--------------------------------------------------------------------------------

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000.
As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses. 1

1 This is a Year 2000 Readiness Disclosure dated January 31, 2000.

--------------------------------------------------------------------------------

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                            1999 Annual Report 1

Foreign Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily investment grade foreign (non-U.S.) bonds

Duration:
4.92 years

Total Net Assets:
$5.2 million

Country Allocation:*
                                    [CHART]

                                 United States 34.7%
                                         Japan 18.7%
                                       Germany 10.7%
                                        Sweden  5.7%
                        Short-Term Instruments 15.9%
                                         Other 14.3%

Quality Breakdown:*
                                    [CHART]

                                   AAA 62.2%
                                    AA 22.4%
                                     A  7.2%
                                   BBB  5.6%
                                    BB  2.1%
                                     B  0.5%

*% of Total Investments as of December 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1999

                                Foreign
                                Bond Portfolio         J.P. Morgan
                                (Incep. 2/16/1999)     Non-U.S. Index (Hedged)
--------------------------------------------------------------------------------
Since Inception                       -0.78%                     --


CUMULATIVE RETURNS THROUGH DECEMBER 31, 1999
$10,000 invested at inception

                                    [CHART]


   Month              Foreign           J.P.
                       Bond            Morgan
                     Portfolio        Non-U.S.
                                       Index
                                     (Hedged)
02/28/1999             10,000          10,000
03/31/1999             10,069          10,119
04/30/1999             10,186          10,248
05/31/1999             10,075          10,205
06/30/1999              9,857          10,047
07/31/1999              9,787          10,021
08/31/1999              9,706          10,039
09/30/1999              9,693          10,077
10/31/1999              9,870          10,102
11/30/1999              9,868          10,160
12/31/1999              9,942          10,191

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio's inception on 2/16/1999, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . For the ten-month period ended December 31, 1999, the Foreign Bond Portfolio's total return investment performance was -0.58%, underperforming the 1.91% return of its benchmark, the J.P. Morgan Non-U.S. Index (Hedged).

 . As global growth improved and prospects for inflation increased by the second half of 1999, major central banks began hiking rates, taking back some of the 134 rate cuts that followed the emerging market crises in the Fall of 1998. The Investment Adviser reduced the Fund's duration, or sensitivity to interest rates, which added to relative returns.

 . Lower relative growth and inflation in core Europe allowed European bonds to outperform their U.S. counterparts and caused the Euro to weaken 14% versus the U.S. dollar in 1999. The Portfolio's overweight position in core Europe added to returns while its underweight position in the Euro detracted from returns.

 . Japan had the best performing major bond market in 1999, up 5.01% for the year, and was the only major bond market with a capital gain. Domestic bond support, weak growth and lower inflationary prospects caused Japanese government bonds to outperform. However, the Portfolio's underweight position in Japanese bonds detracted from performance.

 . Emerging markets outperformed developed markets as growth improved, fiscal reform continued and commodity prices increased. A modest allocation to emerging markets enhanced the Portfolio's performance.

 . An overweight in 30-year German bonds versus an underweight in 30-year U.K.
  bonds detracted from returns as domestic pension fund purchases supported the U.K. bond market.

Financial Highlights

Foreign Bond Portfolio
December 31, 1999

Selected Per Share Data for the Period Ended:                                     12/31/1999 (b)
                                                                                  --------------

Net asset value beginning of period                                               $      10.00
--------------------------------------------------------------------------------  --------------
Net investment income (a)                                                                 0.41
--------------------------------------------------------------------------------  --------------
Net realized / unrealized (loss) on investments (a)                                      (0.49)
--------------------------------------------------------------------------------  --------------
Total income from investment operations                                                  (0.08)
--------------------------------------------------------------------------------  --------------
Dividends from net investment income                                                     (0.41)
--------------------------------------------------------------------------------  --------------
Distributions in excess of net realized capital gains                                    (0.09)
--------------------------------------------------------------------------------  --------------
Total distributions                                                                      (0.50)
--------------------------------------------------------------------------------  --------------
Net asset value end of period                                                     $       9.42
--------------------------------------------------------------------------------  --------------
Total return                                                                             (0.78)%
--------------------------------------------------------------------------------  --------------
Net assets end of period (000s)                                                   $      5,215
--------------------------------------------------------------------------------  --------------
Ratio of net expenses to average net assets (c)(d)                                        1.10%*
--------------------------------------------------------------------------------  --------------
Ratio of net investment income to average net assets                                      4.83%*
--------------------------------------------------------------------------------  --------------
Portfolio turnover rate                                                                    285%
------------------------------------------------------------------------------------------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on February 16, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25%* for the year ended December 31, 1999.
(d) Ratio of net expenses to average net assets excluding interest expense is 0.90%.

Statement of Assets and Liabilities

Foreign Bond Portfolio
December 31, 1999

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                             $      8,257
--------------------------------------------------------------------------------  --------------
Cash and foreign currency                                                                   70
--------------------------------------------------------------------------------  --------------
Receivable for investments sold and forward foreign currency contracts                     186
--------------------------------------------------------------------------------  --------------
Interest and dividends receivable                                                          169
--------------------------------------------------------------------------------  --------------
Manager Reimbursement Receivable                                                             6
--------------------------------------------------------------------------------  --------------
                                                                                         8,688
================================================================================  ==============

Liabilities:

Payable for investments purchased and foreign forward currency contracts          $        100
--------------------------------------------------------------------------------  --------------
Payable for financing transactions                                                       3,332
--------------------------------------------------------------------------------  --------------
Accrued investment advisory fee                                                              3
--------------------------------------------------------------------------------  --------------
Accrued administration fee                                                                   1
--------------------------------------------------------------------------------  --------------
Variation margin payable                                                                     1
--------------------------------------------------------------------------------  --------------
Other liabilities                                                                           36
--------------------------------------------------------------------------------  --------------
                                                                                         3,473
================================================================================  ==============

Net Assets                                                                        $      5,215
================================================================================  ==============

Net Assets Consist of:

Paid in capital                                                                   $      5,515
--------------------------------------------------------------------------------  --------------
Undistributed (overdistributed) net investment income                                      (76)
--------------------------------------------------------------------------------  --------------
Accumulated undistributed net realized gain (loss)                                        (143)
--------------------------------------------------------------------------------  --------------
Net unrealized appreciation (depreciation)                                                 (81)
--------------------------------------------------------------------------------  --------------
                                                                                  $      5,215
================================================================================  ==============

Shares Issued and Outstanding:                                                             554
--------------------------------------------------------------------------------  --------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)                                             $       9.42
--------------------------------------------------------------------------------  --------------

Cost of Investments Owned                                                         $      8,378
================================================================================  ==============

Cost of Foreign Currency Held                                                     $         69
================================================================================  ==============

                                     1999 Annual Report See accompanying notes 3

Statement of Operations

Foreign Bond Portfolio
For the period ended December 31, 1999

Amounts in thousands

                                                        -----------------------------
                                                        Period from February 16, 1999
Investment Income:                                               to December 31, 1999
Interest                                                                $         262
----------------------------------------------------------------------  ---------------
   Total Income                                                                   262
======================================================================  ===============

Expenses:

Investment advisory fees                                                           26
----------------------------------------------------------------------  ---------------
Administration fees                                                                13
----------------------------------------------------------------------  ---------------
Organization costs                                                                  6
----------------------------------------------------------------------  ---------------
Interest expense                                                                    9
----------------------------------------------------------------------  ---------------
   Total expenses                                                                  54
----------------------------------------------------------------------  ---------------
   Reimbursement by manager                                                        (6)
----------------------------------------------------------------------  ---------------
   Net expenses                                                                    48
----------------------------------------------------------------------  ---------------

Net Investment Income (Loss)                                                      214
======================================================================  ===============

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                               (132)
----------------------------------------------------------------------  ---------------
Net realized (loss) on futures contracts and written options                      (18)
----------------------------------------------------------------------  ---------------
Net realized (loss) on foreign currency transactions                              (19)
----------------------------------------------------------------------  ---------------
Net change in unrealized (depreciation) on investments                           (121)
----------------------------------------------------------------------  ---------------
Net change in unrealized appreciation on translation of assets
  and liabilities denominated in foreign currencies                                40
----------------------------------------------------------------------  ---------------

   Net (Loss)                                                                    (250)
----------------------------------------------------------------------  ---------------

Net (Decrease) in Assets Resulting from Operations                      $         (36)
======================================================================  ===============

Statement of Changes in Net Assets

Foreign Bond Portfolio
December 31, 1999

Amounts in thousands

                                                        -----------------------------
                                                        Period from February 16, 1999
Increase (Decrease) in Net Assets from:                          to December 31, 1999

Operations:
Net investment income                                                   $         214
----------------------------------------------------------------------  ---------------
Net realized (loss)                                                              (169)
----------------------------------------------------------------------  ---------------
Net change in unrealized (depreciation)                                           (81)
----------------------------------------------------------------------  ---------------
Net (decrease) resulting from operations                                          (36)
======================================================================  ===============

Distributions to Shareholders:

From net investment income                                                       (214)
----------------------------------------------------------------------  ---------------
From net realized capital gains                                                   (50)
----------------------------------------------------------------------  ---------------

Total Distributions                                                              (264)
======================================================================  ===============

Portfolio Share Transactions:

Receipts for shares sold                                                       10,240
----------------------------------------------------------------------  ---------------
Issued as reinvestment of distributions                                           235
----------------------------------------------------------------------  ---------------
Cost of shares redeemed                                                        (4,960)
----------------------------------------------------------------------  ---------------
Net increase resulting from Portfolio share transactions                        5,515
----------------------------------------------------------------------  ---------------

Total Increase in Net Assets                                            $       5,215
======================================================================  ===============

Net Assets:

Beginning of period                                                                 0
----------------------------------------------------------------------  ---------------
End of period *                                                         $       5,215
----------------------------------------------------------------------  ---------------

*Including net (overdistributed) investment income of:                  $         (76)
----------------------------------------------------------------------  ---------------

4 See accompanying notes

Statement of Cash Flows

Foreign Bond Portfolio
December 31, 1999

Amounts in thousands

Increase in Cash and Foreign Currency from:

Financing Activities
Sales of Portfolio shares                                                 $      10,240
------------------------------------------------------------------------  ---------------
Redemptions of Portfolio shares                                                  (4,960)
------------------------------------------------------------------------  ---------------
Cash distributions paid                                                             (29)
------------------------------------------------------------------------  ---------------
Proceeds from financing transactions                                              3,339
------------------------------------------------------------------------  ---------------
Net increase from financing activities                                            8,590
========================================================================  ===============

Operating Activities

Purchases of long-term securities and foreign currency                          (27,139)
------------------------------------------------------------------------  ---------------
Proceeds from sales of long-term securities and foreign currency                 19,856
------------------------------------------------------------------------  ---------------
Purchases of short-term securities (net)                                         (1,315)
------------------------------------------------------------------------  ---------------
Net investment income                                                               214
------------------------------------------------------------------------  ---------------
Change in other receivables/payables (net)                                         (136)
------------------------------------------------------------------------  ---------------
Net (decrease) from operating activities                                         (8,520)
========================================================================  ===============

Net Increase in Cash and Foreign Currency                                            70
========================================================================  ===============

Cash and Foreign Currency

Beginning of period                                                                   0
------------------------------------------------------------------------  ---------------
End of period                                                             $          70
------------------------------------------------------------------------  ---------------

                                     1999 Annual Report See accompanying notes 5

Schedule of Investments

Foreign Bond Portfolio
December 31, 1999

                                                             Principal
                                                                Amount           Value
                                                                (000s)          (000s)
---------------------------------------------------------------------------------------
 AUSTRALIA (e)(f) 2.1%
---------------------------------------------------------------------------------------
Commonwealth of Australia
   9.000% due 09/15/2004 (g)                      A$               20        $      14
   8.750% due 08/15/2008                                          130               95
                                                                             ----------
Total Australia                                                                    109
(Cost $110)                                                                  ==========

---------------------------------------------------------------------------------------
 BULGARIA 0.7%
---------------------------------------------------------------------------------------

Government of Bulgaria
   2.500% due 07/28/2012 (d)                       $               29               21
Republic of Bulgaria
   6.500% due 07/28/2024 (d)                                       20               16
                                                                             ----------
Total Bulgaria                                                                      37
(Cost $34)                                                                   ==========

---------------------------------------------------------------------------------------
 CANADA (e)(f) 5.3%'
---------------------------------------------------------------------------------------

Beneficial Canada, Inc.
   6.350% due 04/01/2002                          C$               30               21
Commonwealth of Canada
   9.000% due 12/01/2004 (g)                                       40               31
   6.625% due 10/03/2007                          N$              200               98
   6.000% due 06/01/2008 (g)                      C$              190              129
                                                                             ----------
Total Canada                                                                       279
(Cost $297)                                                                  ==========

---------------------------------------------------------------------------------------
 CAYMAN ISLANDS (f) 1.0%
---------------------------------------------------------------------------------------

Capital Credit Card Corp.
   5.625% due 10/15/2004                          DM              100               52
                                                                             ----------
Total Cayman Islands                                                                52
(Cost $54)                                                                   ==========

---------------------------------------------------------------------------------------
 CHILE 0.3%
---------------------------------------------------------------------------------------

Republic of Chile
   6.875% due 04/28/2009                           $               19               18
                                                                             ----------
Total Chile                                                                         18
(Cost $19)                                                                   ==========

---------------------------------------------------------------------------------------
 COLOMBIA 0.2%
---------------------------------------------------------------------------------------

Republic of Colombia
   9.750% due 04/23/2009                           $               10               10
                                                                             ----------
Total Colombia                                                                      10
(Cost $9)                                                                    ==========

---------------------------------------------------------------------------------------
 DENMARK (e)(f) 2.4%
---------------------------------------------------------------------------------------

Danske Kredit Mortgage
   5.000% due 10/01/2029                          DK            1,075              126
Realkredit Danmark Mortgage
   5.000% due 10/01/2029                                            1                0
Unikredit Realkredit
   5.000% due 10/01/2029                                            5                1
                                                                             ----------
Total Denmark                                                                      127
(Cost $145)                                                                  ==========

---------------------------------------------------------------------------------------
 GERMANY (e)(f) 16.9%
---------------------------------------------------------------------------------------

Depfa Pfandbriefbank
   5.500% due 01/15/2010 (g)                      EC              150              149
Hypothekenbank in Essen AG
   4.750% due 08/11/2008 (g)                                       20               19
   4.250% due 07/06/2009                                           70               63
Republic of Germany
   4.125% due 07/04/2008 (g)                                       63               58
   4.500% due 07/04/2009 (g)                                       62               59
   5.375% due 01/04/2010 (g)                      EC              244              246
   6.500% due 07/04/2027 (g)                                      160              172
Rheinische Hypothekenbank AG
   4.000% due 09/15/2006                          EC               60               56
   5.000% due 04/16/2008 (g)                                       40               39
Treuhandanstalt
   7.500% due 09/09/2004 (g)                                       20               22
                                                                             ----------
Total Germany                                                                      883
(Cost $980)                                                                  ==========

---------------------------------------------------------------------------------------
 ITALY (e)(f) 5.1%
---------------------------------------------------------------------------------------

Republic of Italy
   4.250% due 11/01/2009 (g)                      EC              180              164
   6.500% due 11/01/2027 (g)                                       95              100
                                                                             ----------
Total Italy                                                                        264
(Cost $295)                                                                  ==========

---------------------------------------------------------------------------------------
 JAPAN (e)(f) 29.5%
---------------------------------------------------------------------------------------

Government of Japan
   4.100% due 12/22/2003 (g)                      JY           32,500              357
   4.500% due 12/20/2004 (g)                                   10,300              117
   3.400% due 06/20/2005 (g)                                   24,300              265
   4.000% due 06/20/2005 (g)                                   13,700              153
   3.000% due 09/20/2005 (g)                                   27,000              289
   3.300% due 06/20/2006 (g)                                   12,000              131
   2.900% due 12/20/2006 (g)                                    2,000               21
   0.900% due 12/22/2008 (g)                                    9,500               86
   1.100% due 12/22/2008                                        6,000               55
   1.400% due 06/22/2009 (g)                                    7,000               65
                                                                             ----------
Total Japan                                                                      1,539
(Cost $1,402)                                                                ==========

---------------------------------------------------------------------------------------
 MEXICO 1.7%
---------------------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
   7.250% due 02/02/2004                           $               20               19
Petroleos Mexicanos
   8.850% due 09/15/2007                                           20               19
   9.375% due 12/02/2008                                           30               31
United Mexican States
   7.439% due 06/27/2002 (d)                                       20               20
                                                                             ----------
Total Mexico                                                                        89
(Cost $85)                                                                   ==========

---------------------------------------------------------------------------------------
 NEW ZEALAND (e)(f) 4.1%
---------------------------------------------------------------------------------------

Commonwealth of New Zealand
  10.000% due 03/15/2002 (g)                      N$               97               54
   7.000% due 07/15/2009 (g)                                       11                6
   4.500% due 02/15/2016 (h)                                      300              155
                                                                             ----------
Total New Zealand                                                                  215
(Cost $227)                                                                  ==========

---------------------------------------------------------------------------------------
 PHILIPPINES (e)(f) 0.6%
---------------------------------------------------------------------------------------

Republic of Philippines
   8.000% due 09/17/2004                          EC               20               21
   6.875% due 12/01/2009 (d)                       $                8                8
                                                                             ----------
Total Philippines                                                                   29
(Cost $29)                                                                   ==========

---------------------------------------------------------------------------------------
 POLAND 0.1%
---------------------------------------------------------------------------------------

Republic of Poland
   3.500% due 10/27/2024 (d)                       $                5                3
                                                                             ----------
Total Poland                                                                         3
(Cost $3)                                                                    ==========

6 See accompanying notes

                                                                          Principal
                                                                             Amount           Value
                                                                             (000s)          (000s)
----------------------------------------------------------------------------------------------------
 PORTUGAL (e)(f) 3.4%
----------------------------------------------------------------------------------------------------
Portugal Government
   3.950% due 07/15/2009 (g)                                     EC             200        $    178
                                                                                           ---------
Total Portugal                                                                                  178
(Cost $186)                                                                                =========

----------------------------------------------------------------------------------------------------
 SOUTH KOREA (e)(f) 5.6%
----------------------------------------------------------------------------------------------------

Korea Development Bank
   8.650% due 01/26/2000                                          $             230             230
   3.610% due 05/14/2001 (d)                                     DM              50              25
   1.875% due 02/13/2002                                         JY           4,000              39
                                                                                           ---------
Total South Korea                                                                               294
(Cost $290)                                                                                =========

----------------------------------------------------------------------------------------------------
 SPAIN (e)(f) 3.9%
----------------------------------------------------------------------------------------------------

Kingdom of Spain
   5.150% due 07/30/2009 (g)                                     EC             200             196
   6.000% due 01/31/2029 (g)                                                     10              10
                                                                                           ---------
Total Spain                                                                                     206
(Cost $220)                                                                                =========

----------------------------------------------------------------------------------------------------
 SUPRANATIONAL (e)(f) 6.9%
----------------------------------------------------------------------------------------------------

Eurofima
   5.750% due 06/30/2000                                         DM             200             104
Inter-American Development Bank
   7.125% due 11/26/2004                                         BP              30              49
International Bank for Reconstruction & Development
   7.250% due 04/09/2001                                         N$             388             204
                                                                                           ---------
Total Supranational                                                                             357
(Cost $372)                                                                                =========

----------------------------------------------------------------------------------------------------
 SWEDEN (f) 9.0%
----------------------------------------------------------------------------------------------------

Kingdom of Sweden
   8.625% due 02/22/2000                                         SP          61,000             371
   5.000% due 01/15/2004 (g)                                     SK             600              70
   9.000% due 04/20/2009 (g)                                                    200              29
                                                                                           ---------
Total Sweden                                                                                    470
(Cost $515)                                                                                =========

----------------------------------------------------------------------------------------------------
 UNITED KINGDOM (e)(f) 1.7%
----------------------------------------------------------------------------------------------------

United Kingdom Gilt
   9.000% due 10/13/2008                                         BP              46              91
                                                                                           ---------
Total United Kingdom                                                                             91
(Cost $97)                                                                                 =========

----------------------------------------------------------------------------------------------------
 UNITED STATES 29.9%
----------------------------------------------------------------------------------------------------

Asset-Backed Securities 3.1%
Amresco Residential Securities Mortgage Loan Trust
   5.876% due 06/25/2029 (d)                                      $              49              50
MLCC Mortgage Investors, Inc.
   6.843% due 01/01/2025 (d)                                                    100             100
PSB Lending Home Loan Owner Trust
   6.830% due 05/20/2018                                                         10              10
                                                                                           ---------
                                                                                                160
Corporate Bonds & Notes 14.1%
AES Corp.
  10.250% due 07/15/2006                                                          2               2
Bancomext Trust Division
   8.000% due 08/05/2003                                                         10              10
Bear Stearns Co., Inc.
   6.396% due 05/16/2003 (d)                                                    100             100
Beckman Instruments, Inc.
   7.100% due 03/04/2003                                                          3               3
Buckeye Technologies, Inc.
   8.000% due 10/15/2010                                                          2               2
Building Materials Corp.
   7.750% due 07/15/2005                                                          1               1
   8.000% due 10/15/2007                                                          1               1
Calpine Corp.
   7.875% due 04/01/2008                                                          3               3
Century Communications Corp.
   0.000% due 03/15/2003                                                          3               2
CMS Energy
   8.125% due 05/15/2002                                                          3               3
CSC Holdings, Inc.
   9.875% due 04/01/2023                                                          3               3
DaimlerChrysler NA Holdings
   6.371% due 08/23/2002 (d)                                                     30              30
Echostar Communications Corp.
   9.250% due 02/01/2006                                                          3               3
Flag Ltd.
   8.250% due 01/30/2008                                                          3               3
Garden State Newspapers
   8.750% due 10/01/2009                                                          2               2
General Motors Acceptance Corp.
   0.340% due 07/26/2002 (d)                                     JY           4,000              39
   6.335% due 04/05/2004 (d)                                      $              80              80
   6.875% due 09/09/2004                                         BP             100             160
   1.250% due 12/20/2004                                         JY           5,000              49
Hollinger International Publishing
   8.625% due 03/15/2005                                                          2               2
Household Finance Corp.
   5.125% due 06/24/2009                                         EC             100              92
J.P. Morgan & Co.
   3.356% due 02/15/2012 (d)                                      $              10               9
Jones Intercable, Inc.
   8.875% due 04/01/2007                                                          3               3
K Mart Corp.
   9.350% due 01/02/2020                                                          3               3
McLeodUSA, Inc.
   8.125% due 02/15/2009                                                          3               3
Navistar International Corp.
   8.000% due 02/01/2008                                                          2               2
Orange PLC
   8.000% due 08/01/2008                                                          2               2
Polymer Group, Inc.
   9.000% due 07/01/2007                                                          2               2
Rogers Cantel, Inc.
   8.300% due 10/01/2007                                                          3               3
Silgan Holdings, Inc.
   9.000% due 06/01/2009                                                          2               2
Sprint Corp.
   5.875% due 05/01/2004                                                         10               9
Texas Utilities Co.
   6.725% due 06/25/2001                                                        100             100
TV Guide, Inc.
   8.125% due 03/01/2009                                                          2               2
Unisys Corp.
  12.000% due 04/15/2003                                                          3               3
World Color Press, Inc.
   8.375% due 11/15/2008                                                          1               1
                                                                                           ---------
                                                                                                734
Mortgage-Backed Securities 6.0%
Crusade Global Trust
   5.774% due 02/15/2030 (d)                                                    100             100
Federal Home Loan Mortgage Corp.
   6.500% due 08/15/2023                                                         91              89
General Electric Capital Corp.
   5.125% due 01/12/2004                                         BP              80             121
                                                                                                310
U.S. Treasury Obligations 6.7%
Treasury Inflation Protected Securities
   3.625% due 07/15/2002 (h)                                      $             315             312
U.S. Treasury Notes
   5.500% due 02/29/2000 (b)                                                     40              40
                                                                                           ---------
                                                                                                352
                                                                                           ---------
Total United States                                                                           1,556
(Cost $1,568)                                                                              =========

                                     1999 Annual Report See accompanying notes 7

Foreign Bond Portfolio
December 31, 1999


                                                                    Principal
                                                                       Amount            Value
                                                                       (000s)           (000s)
-----------------------------------------------------------------------------------------------
 PURCHASED CALL OPTIONS 0.3%
-----------------------------------------------------------------------------------------------
Republic of Germany (OTC)
    4.750% due 07/04/2028
    Strike @ 65.000 Exp. 01/18/2000                      EC                80       $       15
                                                                                    -----------
Total Purchased Call Options                                                                15
(Cost $16)                                                                          ===========

-----------------------------------------------------------------------------------------------
 PURCHASED PUT OPTIONS 2.4%
-----------------------------------------------------------------------------------------------

U.S. Treasury Note (OTC)
    5.250% due 05/31/2001
    Strike @ 101.063 Exp. 01/06/2000$                     $             1,000               23
U.S. Treasury Note (OTC)
    5.625% due 05/15/2008
    Strike @ 105.906 Exp. 01/06/2000                                      700               83
United Kingdom Gilt (OTC)
    8.000% due 06/07/2021
    Strike @ 170.000 Exp. 01/18/2000                     BP                40               17
                                                                                    -----------
Total Purchased Put Options                                                                123
(Cost $110)                                                                         ===========

-----------------------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 25.2%
-----------------------------------------------------------------------------------------------

Certificates of Deposit 1.7%
Commerzbank AG
   6.200% due 05/10/2000                                  $                90               88

Commercial Paper 16.2%
ANZ, Inc.
   5.810% due 02/17/2000                                                  100               99
Bayerishche Landesbank
   6.010% due 02/22/2000                                                  100               99
British Telecom PLC
   5.810% due 02/16/2000                                                  100               99
KFW International Financial
   5.820% due 02/17/2000                                                  200              199
National Australia Funding
   5.960% due 02/02/2000                                                  100              100
Oesterreich Kontrollbank
   6.090% due 01/18/2000                                                  100              100
Southwestern Public Service
   6.190% due 02/09/2000                                                  100               99
U.S. West Communications
   5.960% due 03/24/2000                                                   50               49
                                                                                    -----------
                                                                                           844
Repurchase Agreement 7.3%
State Street Bank
   4.000% due 01/03/2000                                                  381              381
   (Dated 12/31/1999. Collateralized by
   Federal National Mortgage Association
   6.400% due 12/21/2001 valued at $390
   Repurchase proceeds are $381.)
                                                                                    -----------
Total Short-Term Instruments                                                             1,313
(Cost $1,315)                                                                       ===========

Total Investments (a) 158.3%                                                        $    8,257
(Cost $8,378)

Other Assets and Liabilities (Net) (58.3%)                                              (3,042)
                                                                                    -----------

Net Assets 100.0%                                                                   $    5,215
                                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $8,389 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                                           $      172

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                               (304)
                                                                                    -----------

Unrealized depreciation-net                                                         $     (132)
                                                                                    ===========

(b) Securities with an aggregate market value of $40 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                                                        # of         Unrealized
Type                                                               Contracts     (Depreciation)
-----------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note (03/2000)                                        2        $        0

(c) Swap agreements outstanding at December 31,1999.

                                                                                     Unrealized
                                                                    Notional      Appreciation/
Type                                                                  Amount     (Depreciation)
-----------------------------------------------------------------------------------------------
Receive fixed rate equal to 6.949% and pay floating
rate based on 6 month LIBOR.

Broker: Merrill Lynch                                          BP        200        $        0
Exp. 08/06/2003

Receive floating rate based on 3 month Canadian Bank Bill and pay fixed rate equal to 6.4325%.

Broker: Deutsche Bank                                          C$        300                 2
Exp. 11/03/2005

Receive fixed rate equal to 6.400% and pay floating rate based on 3 month Canadian Bank Bill.

Broker: Deutsche Bank                                          C$        600                (2)
                                                                                    -----------
Exp. 11/03/2002                                                                     $        0

(d) Variable rate security. The rate listed is as of December 31, 1999.

8 See accompanying notes

(e) Foreign forward currency contracts outstanding at December 31, 1999:

                        Principal
                           Amount                         Unrealized
                       Covered by      Settlement       Appreciation/
Type    Currency         Contract           Month      (Depreciation)
----------------------------------------------------------------------
Sell          A$              148         01/2000            $    (1)
Buy                            40         02/2000                  0
Sell                           54         02/2000                  0
Buy                            11         03/2000                  0
Sell          C$               36         01/2000                  0
Buy           DK              783         01/2000                (7)
Sell                        1,384         01/2000                 12
Buy                           604         02/2000                (3)
Sell                        1,026         02/2000                  4
Buy           EC              396         01/2000                (8)
Sell                        1,121         01/2000                 49
Sell                           27         02/2000                  2
Sell                            5         03/2000                  0
Buy           BP               81         01/2000                  0
Sell                          395         01/2000                 12
Buy           H$              250         02/2000                  0
Sell                        1,750         02/2000                (1)
Sell                        1,072         09/2000                (1)
Sell                          530         10/2000                  0
Buy           JY            5,600         01/2000                  0
Sell                        5,600         01/2000                  1
Buy                        11,634         02/2000                  0
Sell                       25,250         02/2000                (8)
Buy           MP               60         10/2000                  0
Sell                           60         10/2000                  0
Buy                            50         04/2000                  0
Sell                           50         04/2000                  0
Buy           NK               43         02/2000                  0
Sell                           38         02/2000                  0
Sell          N$              429         01/2000                (4)
Sell                          424         02/2000                (5)
Buy           PZ              200         02/2000                (2)
Buy                            50         03/2000                  0
Buy                            10         04/2000                  0
Buy           S$              196         02/2000                (1)
Sell                          201         02/2000                (2)
                                                             ------
                                                             $   37

(f) Principal amount denoted in indicated currency:

       A$ - Australian Dollar
       AP - Argentine Peso
       BP - British Pound
       C$ - Canadian Dollar
       DK - Danish Krone
       DM - German Mark
       EC - Euro
       FF - French Franc
       GD - Greek Drachma
       H$ - Hong Kong Dollar
       JY - Japanese Yen
       MP - Mexican Peso
       N$ - New Zealand Dollar
       NK - Norwegian Kron
       PZ - Polish Zloty
       S$ - Singapore Dollar
       SP - Spanish Peseta
       SK - Swedish Krona
       SF - Swiss Franc

(g) Subject to a financing transaction.

(h) Principal amount of the security is adjusted for inflation.

                                    1999 Annual Report See accompanying notes  9

Notes to Financial Statements
December 31, 1999

1. Organization

The Foreign Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.


                                                          1999 Annual Report  11

December 31, 1999

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.60%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.30%.

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) expenses, such as organizational expenses. The ratio of expenses to average net assets, as disclosed in Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of each Portfolio's pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the prospectus. PIMCO may be reimbursed for these waived amounts in future periods, to limit the expenses to 0.90% of average daily net assets.

     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                              U.S. Government/Agency             All Other
                              --------------------------------------------------
                              Purchases        Sales      Purchases        Sales
--------------------------------------------------------------------------------
Foreign Bond Portfolio          $ 7,446      $ 7,307        $19,623      $12,694


5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                   Foreign Bond Portfolio
                                            ------------------------------------
                                               # of contracts           Premium
--------------------------------------------------------------------------------
Balance at 02/16/1999                                       0           $     0
Sales                                                   1,600                 5
Closing Buys                                                0                 0
Expirations                                            (1,599)               (4)
Exercised                                                  (1)               (1)
--------------------------------------------------------------------------------
Balance at 12/31/1999                                       0           $     0
================================================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                  Number    % of Portfolio Held
--------------------------------------------------------------------------------

Foreign Bond Portfolio                                 1                     92


6. Federal Income Tax Matters

As of December 31, 1999, Foreign Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $49,398 of capital losses and/or foreign currency losses during the period November 1, 1999 through December 31, 1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                                Capital Loss Carryforwards
                                  ----------------------------------------------
                                     Realized Losses                 Expiration
--------------------------------------------------------------------------------

Foreign Bond Portfolio                   $    74,591                 12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

7. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                          Foreign Bond
                                                           Portfolio
                                                 -------------------------------
                                                      Period from 02/16/1999
                                                               to 12/31/1999

                                                   Shares             Amount
                                                 -------------------------------

Receipts for shares sold                            1,057           $ 10,240
---------------------------------------------    -------------------------------
Issued as reinvestment of distributions                24                235
---------------------------------------------    -------------------------------
Cost of shares redeemed                              (527)            (4,960)
---------------------------------------------    -------------------------------
Net increase resulting from
   Portfolio share transactions                       554           $  5,515
=============================================    ===============================

Federal Income Tax Information (Unaudited)

     As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

     Capital Gain Distributions. Capital gains distributions paid during the calendar year end, were in the amounts as follows:

                                                     Per Share         Per Share
                                                     Long-Term        Short-Term
                                                 Capital Gains     Capital Gains
     ---------------------------------------------------------------------------

     Foreign Bond Portfolio                            0.33145           0.48764


     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

                                                           1999 Annual Report 13

Report of Independent Accountants

     To the Trustees of PIMCO Variable Insurance Trust and Shareholder of the Foreign Bond Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP


     Kansas City, Missouri
     February 15, 2000

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers

     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator

     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent

     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian

     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel

     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants

     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902

                                     [LOGO OF PIMCO]


                                     PIMCO VARIABLE INSURANCE TRUST
                                     CAPITAL APPRECIATION PORTFOLIO
                                                   ----------------
                                                      ANNUAL REPORT
                                                  December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses. 1

1    This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.


Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.
                                                            1999 Annual Report 1

Capital Appreciation Portfolio


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Growth of capital

Portfolio:

Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market

Total Net Assets:

$3.6 million

--------------------------------------------------------------------------------
TOP 10 COMMON STOCKS*
--------------------------------------------------------------------------------

Company
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                      2.3%
--------------------------------------------------------------------------------
Oracle Corp.                                                             2.1%
--------------------------------------------------------------------------------
Home Depot, Inc.                                                         2.0%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                    1.9%
--------------------------------------------------------------------------------
JDS Uniphase Corp.                                                       1.8%
--------------------------------------------------------------------------------
Applied Materials, Inc.                                                  1.7%
--------------------------------------------------------------------------------
General Electric Co.                                                     1.7%
--------------------------------------------------------------------------------
Honeywell International, Inc.                                            1.7%
--------------------------------------------------------------------------------
Teradyne, Inc.                                                           1.6%
--------------------------------------------------------------------------------
Motorola, Inc.                                                           1.6%
--------------------------------------------------------------------------------
Top Ten Total                                                           18.4%
--------------------------------------------------------------------------------


Industry Classifications:*

                                    [CHART]

Technology                                                              37.4%
--------------------------------------------------------------------------------
Financial and Business Services                                         12.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                  10.2%
--------------------------------------------------------------------------------
Capital Goods                                                            5.8%
--------------------------------------------------------------------------------
Health Care                                                              5.7%
--------------------------------------------------------------------------------
Energy                                                                   4.6%
--------------------------------------------------------------------------------
Communications                                                           4.4%
--------------------------------------------------------------------------------
Materials and Processing                                                 4.1%
--------------------------------------------------------------------------------
Other                                                                    7.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1999

                                 Capital Appreciation
                                 Portfolio
                                 (Incep. 5/28/1999)            S&P 500 Index
--------------------------------------------------------------------------------
Since Inception                        19.70%                        --


CUMULATIVE RETURNS THROUGH DECEMBER 31, 1999
$10,000 invested at inception

                                    [GRAPH]

  Month                    Capital               S&P
                 Appreciation Bond               500
                         Portfolio             Index

05/31/1999                    10,000          10,000
06/30/1999                    10,650          10,555
07/31/1999                    10,270          10,225
08/31/1999                    10,090          10,175
09/30/1999                     9,850           9,896
10/31/1999                    10,510          10,522
11/30/1999                    10,970          10,736
12/31/1999                    11,970          11,368


Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 6/01/1999, the first full month following the Portfolio's inception on 5/28/1999, compared to the S&P 500 Index, an unmanaged market index.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The narrow market during the first half of the year caused an early relative performance shortfall. During that time stock prices had little to do with company earnings. This phenomenon peaked in March and the environment began to improve thereafter.
 .    Technology stocks led all sectors for the past year. Several positive trends emerged. The perception that "Y2K" would cause corporate spending freezes started to change. In fact, most companies began to predict that the turn of the century would be of little importance.
 .    Businesses of all types raced to create an e-strategy. Earnings estimates and stock prices for software and services firms that assist companies with their Internet strategies climbed.
 .    The increased demand for wireless products and broadband access benefited many companies that provided the infrastructure for these products.
 .    During the third quarter, the confluence of these events translated into rising earnings estimates for companies in these businesses.
 .    The Portfolio's holdings in the technology sector have increased during the past year. The Investment Adviser took advantage of the many opportunities to buy good growth companies at relatively inexpensive price levels.
 .    Price actions during the fourth quarter pushed technology stocks much higher, while other sectors benefited less.
 .    While many stocks still appear relatively overvalued, the Investment
     Adviser is encouraged by the reconnection to fundamental performance. The economic backdrop remains very healthy and this should allow a broader array of companies in other sectors, to produce strong earnings and price gains.


* % of Total Investments as of December 31, 1999

Financial Highlights

Capital Appreciation Portfolio
December 31,1999

Selected Per Share Data for the Period Ended:                     12/31/1999 (b)
                                                                  --------------

Net asset value beginning of period                               $      10.00
---------------------------------------------------------------   --------------
Net investment income (a)                                                 0.03
---------------------------------------------------------------   --------------
Net realized / unrealized gain on investments (a)                         1.94
---------------------------------------------------------------   --------------
Total income from investment operations                                   1.97
---------------------------------------------------------------   --------------
Dividends from net investment income                                     (0.03)
---------------------------------------------------------------   --------------
Total distributions                                                      (0.03)
---------------------------------------------------------------   --------------
Net asset value end of period                                     $      11.94
---------------------------------------------------------------   --------------
Total return                                                             19.70%
---------------------------------------------------------------   --------------
Net assets end of period (000s)                                   $      3,591
---------------------------------------------------------------   --------------
Ratio of net expenses to average net assets (c)                           0.85%*
---------------------------------------------------------------   --------------
Ratio of net investment income to average net assets                      0.46%*
---------------------------------------------------------------   --------------
Portfolio turnover rate                                                     63%
---------------------------------------------------------------   --------------

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on May 28, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.96%* for the period ended December 31, 1999.


Statement of Assets and Liabilities

Capital Appreciation Portfolio
December 31,1999

Amounts in thousands, except per share amounts
                                                                  --------------

Assets:

Investments, at value                                             $      3,670
---------------------------------------------------------------   --------------
Receivable for investments sold                                             14
---------------------------------------------------------------   --------------
Interest and dividends receivable                                            2
---------------------------------------------------------------   --------------
Manager reimbursement receivable                                             2
---------------------------------------------------------------   --------------
                                                                         3,688
===============================================================   ==============

Liabilities:

Payable for investments purchased                                 $         94
---------------------------------------------------------------   --------------
Accrued investment advisory fee                                              2
---------------------------------------------------------------   --------------
Accrued administration fee                                                   1
---------------------------------------------------------------   --------------
                                                                            97
===============================================================   ==============

Net Assets                                                        $      3,591
===============================================================   ==============

Net Assets Consist of:

Paid in capital                                                   $      3,009
---------------------------------------------------------------   --------------
Undistributed net investment income                                          0
---------------------------------------------------------------   --------------
Accumulated undistributed net realized (loss)                             (129)
---------------------------------------------------------------   --------------
Net unrealized appreciation                                                711
---------------------------------------------------------------   --------------
                                                                  $      3,591
===============================================================   ==============

Shares Issued and Outstanding:                                             301
---------------------------------------------------------------   --------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)                             $      11.94
---------------------------------------------------------------   --------------

Cost of Investments Owned                                         $      2,959
===============================================================   ==============

                                     1999 Annual Report See accompanying notes 3

Statement of Operations

Capital Appreciation Portfolio
For the period ended December 31,1999

Amounts in thousands
                                                       -------------------------
                                                       Period from May 28, 1999
                                                           to December 31, 1999
Investment Income:

Interest                                                          $          8
---------------------------------------------------------------   --------------
Dividends                                                                   17
---------------------------------------------------------------   --------------
   Total Income                                                             25
===============================================================   ==============

Expenses:

Investment advisory fees                                                    11
---------------------------------------------------------------   --------------
Administration fees                                                          5
---------------------------------------------------------------   --------------
Organization costs                                                           2
---------------------------------------------------------------   --------------
   Total expenses                                                           18
---------------------------------------------------------------   --------------
   Reimbursement by manager                                                 (2)
---------------------------------------------------------------   --------------
   Net Expenses                                                             16
---------------------------------------------------------------   --------------

Net Investment Income                                                        9
===============================================================   ==============

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                        (129)
---------------------------------------------------------------   --------------
Net change in unrealized appreciation on investments                       711
---------------------------------------------------------------   --------------

   Net Income                                                              582
--------------------------------------------------------------------------------

Net Increase in Assets Resulting from Operations                  $        591
===============================================================   ==============


Statement of Changes in Net Assets

Capital Appreciation Portfolio
December 31, 1999

Amounts in thousands
                                                      ------------------------
Increase (Decrease) in Net Assets from:               Period from May 28, 1999
                                                          to December 31, 1999

Operations:

Net investment income                                             $          9
---------------------------------------------------------------   --------------
Net realized (loss)                                                       (129)
---------------------------------------------------------------   --------------
Net change in unrealized appreciation                                      711
---------------------------------------------------------------   --------------
Net increase resulting from operations                                     591
===============================================================   ==============

Distributions to Shareholders:

From net investment income                                                  (9)
---------------------------------------------------------------   --------------
From net realized capital gains                                              0
---------------------------------------------------------------   --------------

Total Distributions                                                         (9)
===============================================================   ==============

Portfolio Share Transactions:

Receipts for shares sold                                                 3,000
---------------------------------------------------------------   --------------
Issued as reinvestment of distributions                                      9
---------------------------------------------------------------   --------------
Cost of shares redeemed                                                      0
---------------------------------------------------------------   --------------
Net increase resulting from Portfolio share transactions                 3,009
---------------------------------------------------------------   --------------

Total Increase in Net Assets                                      $      3,591
===============================================================   ==============

Net Assets:

Beginning of period                                                          0
---------------------------------------------------------------   --------------
End of period *                                                   $      3,591
---------------------------------------------------------------   --------------

* Including net undistributed investment income of:               $          0
---------------------------------------------------------------   --------------

4 See accompanying notes

Schedule of Investments

Capital Appreciation Portfolio
December 31, 1999

                                                                        Value
                                                       Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.3%
--------------------------------------------------------------------------------

Aerospace 1.7%
Honeywell International, Inc.                           1,075        $     62
                                                                     --------
Capital Goods 5.9%
General Electric Co.                                      400              63
Tyco International Ltd.                                 1,200              47
United Technologies Corp.                                 600              39
TRW, Inc.                                                 600              31
Textron, Inc.                                             400              31
                                                                     --------
                                                                          211
Communications 4.4%
ALLTEL Corp.                                              500              41
AT&T Corp.                                                800              41
MCI WorldCom, Inc. (b)                                    750              40
GTE Corp.                                                 500              36
                                                                     --------
                                                                          158
Consumer Discretionary 10.5%
Home Depot, Inc.                                        1,050              72
Wal-Mart Stores, Inc.                                   1,000              69
CVS Corp.                                               1,200              48
McGraw-Hill Companies, Inc.                               700              43
Lowe's Cos., Inc.                                         700              42
Dayton Hudson Corp.                                       500              37
Harley-Davidson, Inc.                                     500              32
Circuit City Stores                                       400              18
General Motors Corp.                                      200              15
                                                                     --------
                                                                          376
Consumer Services 3.9%
CBS Corp.                                                 800              51
New York Times Co.                                      1,000              49
Gannett, Inc.                                             500              41
                                                                     --------
                                                                          141
Consumer Staples 2.4%
Safeway, Inc. (b)                                       1,200              43
Anheuser Busch Cos., Inc.                                 600              43
                                                                     --------
                                                                           86
Energy 4.7%
Royal Dutch Petroleum Co.                                 900              54
Vastar Resources, Inc.                                    700              41
USX Marathon Group                                      1,500              37
Atlantic Richfield Co.                                    400              35
                                                                     --------
                                                                          167
Financial & Business Services 12.6%
Omnicom Group                                             500              50
American Express Co.                                      300              50
Citigroup, Inc.                                           800              44
MGIC Investment Corp.                                     700              42
Capital One Financial Corp.                               800              39
Marsh & McLennan Cos                                      400              38
Fleet Boston Financial Corp.                            1,000              35
Firstar Corp.                                           1,600              35
Lehman Brothers Holdings, Inc.                            400              34
Wells Fargo Co.                                           800              32
Morgan Stanley, Dean Witter, Discover and Co.             200              29
Morgan, J.P. & Co., Inc.                                  200              25
                                                                     --------
                                                                          453
Health Care 5.8%
Immunex Corp. (b)                                         500              55
Genentech, Inc. (b)                                       300              41
Warner-Lambert Co.                                        500              41
Bristol-Myers Squibb Co.                                  600              39
Schering-Plough Corp.                                     800              34
                                                                     --------
                                                                          210
Materials & Processing 4.1%
Alcoa, Inc.                                               500              42
Champion International Corp.                              600              37
Weyerhaeuser Co.                                          500              36
International Paper Co.                                   700              34
                                                                     --------
                                                                          149
Technology 38.3%
Cisco Systems, Inc. (b)                                   800              86
Oracle Corp. (b)                                          700              78
JDS Uniphase Corp. (b)                                    400              65
Applied Materials, Inc. (b)                               500              63
Teradyne, Inc. (b)                                        900              59
Motorola, Inc.                                            400              59
Siebel Systems, Inc. (b)                                  700              59
Veritas Software Corp. (b)                                400              57
Conexant Systems, Inc. (b)                                800              53
Corning, Inc.                                             400              52
Texas Instruments, Inc.                                   500              48
Solectron Corp. (b)                                       500              48
Lucent Technologies, Inc.                                 630              47
Microsoft Corp. (b)                                       400              47
Sun Microsystems, Inc. (b)                                600              46
Tellabs, Inc. (b)                                         700              45
Compuware Corp. (b)                                     1,200              45
EMC Corp. (b)                                             400              44
Computer Associates International, Inc.                   600              42
Amdocs Ltd. (b)                                         1,200              41
BMC Software, Inc. (b)                                    500              40
Altera Corp. (b)                                          800              40
Xilinx, Inc. (b)                                          800              36
National Semiconductor Corp. (b)                          800              34
Scientific-Atlanta, Inc.                                  600              33
Computer Sciences Corp. (b)                               300              28
Broadcom Corp. (b)                                        100              27
Lexmark International Group, Inc. `A' (b)                 300              27
Citrix Systems, Inc. (b)                                  200              25
                                                                     --------
                                                                        1,374
                                                                     --------
Total Common Stocks                                                     3,387
(Cost $2,676)                                                        ========


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.9%
--------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                       (000s)

Repurchase Agreement 7.9%
State Street Bank
   4.000% due 01/03/2000                            $     283             283
    (Dated 12/31/1999. Collateralized by
    Federal Home Loan Bank
    5.400% due 11/17/2003 valued at $291.
    Repurchase proceeds are $283.)

                                                                     --------
Total Short-Term Instruments                                              283
(Cost $283)                                                          ========


Total Investments (a) 102.2%                                         $  3,670
(Cost $2,959)

Other Assets and Liabilities (Net) (2.2%)                                 (79)
                                                                     --------

Net Assets 100.0%                                                    $  3,591
                                                                     ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $2,959 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $    775

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (64)
                                                                     --------

Unrealized appreciation-net                                          $    711
                                                                     ========
(b) Non-income producing security.

                                     1999 Annual Report See accompanying notes 5

Notes to Financial Statements
December 31, 1999


1. Organization

The Capital Appreciation Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.60%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.85% of average daily net assets.
     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.
     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                     U.S. Government/Agency             All Other
                                   ---------------------------------------------------
                                     Purchases       Sales       Purchases       Sales
--------------------------------------------------------------------------------------
Capital Appreciation Portfolio          $    0      $    0          $4,664      $1,859

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                             Number         % of Portfolio Held
--------------------------------------------------------------------------------

Capital Appreciation Portfolio                    1                         100


5. Federal Income Tax Matters

As of December 31, 1999, Capital Appreciation Portfolio had remaining capital loss carryforwards that were realized during the current year.
     Additionally, the Portfolio realized $14,799 of capital losses during the period November 1, 1999 through December 31, 1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                               Capital Loss Carryforwards
                                 -----------------------------------------------
                                     Realized Losses                 Expiration
--------------------------------------------------------------------------------

Capital Appreciation Portfolio        $     114,134                  12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                 Capital
                                                               Appreciation
                                                                Portfolio
                                                         -----------------------
                                                         Period from 05/28/1999
                                                                  to 12/31/1999
                                                         Shares          Amount
                                                         -----------------------
Receipts for shares sold                                    300          $3,000
------------------------------------------------------   -----------------------
Issued as reinvestment of distributions                       1               9
------------------------------------------------------   -----------------------
Cost of shares redeemed                                       0               0
------------------------------------------------------   -----------------------
Net increase resulting from
   Portfolio share transactions                             301          $3,009
------------------------------------------------------   -----------------------

                                                            1999 Annual Report 7

Report of Independent Accountants

     To the Trustees of PIMCO Variable Insurance Trust and Shareholder of Capital Appreciation Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP


     Kansas City, Missouri
     February 15, 2000

Federal Income Tax Information (Unaudited)

     As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

     Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during the Portfolio's calendar year-end which qualify for the corporate dividend-received deduction is as follows:

     Capital Appreciation Portfolio                 100%

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA.

"Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser
     PIMCO Advisors L.P.
     800 Newport Center Drive
     Newport Beach, CA 92660

Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]



                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          MONEY MARKET PORTFOLIO
                                                                 ---------------
                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000


We at PIMCO spent significant time and resources preparing for Year 2000.
As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1


1 This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.
                                                             199 Annual Report 1

Money Market Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum current income, consistent with preservation of capital and daily liquidity

Portfolio:
Primarily money market instruments

Duration:
26 days

Total Net Assets:
$3.6 million

Quality Breakdown:*
                                    [CHART]

                                   AAA 55.2%
                                   AA  44.8%

*% of Total Investments as of December 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1999

                               Money Market
                               Portfolio                  Salomon 3 Month
                               (Incep. 9/30/1999)         Treasury Bill Index
--------------------------------------------------------------------------------
Since Inception                     1.30%                       1.25%


CUMULATIVE RETURNS THROUGH DECEMBER 31, 1999
$10,000 invested at inception

                                    [CHART]

                      Money Market               Salomon
   MONTH               Portfolio            3 Month Treasury
                                                Bill Index
09/30/1999                10,000                  10,000
10/31/1999                10,041                  10,041
11/30/1999                10,082                  10,081
12/31/1999                10,130                  10,125




Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's inception on 9/30/1999, compared to the Salomon 3 Month Treasury Bill Index, an unmanaged market index. An investment in the Money Market Portfolio is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . The total return performance of the Money Market Portfolio was 1.30% for the three-month period ended December 31, 1999, versus a return of 1.25% for the benchmark Salomon Brothers 3-Month Treasury Bill Index.

 .  U.S. interest rates rose substantially in the fourth quarter and throughout
   1999 as the Federal Reserve raised the fed funds rate by 0.75% in three separate actions, indicating its concern about increasing inflation due to strong U.S. economic growth and a historically low unemployment rate.

 . Short-term commercial paper yields increased throughout the year, finishing an average 0.80% greater than the yields prevailing at the beginning of 1999.

 . The Portfolio's average duration was maintained at about one-month, providing for ample liquidity and limiting the price effects from increasing yields.

 . U.S.-issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity and low credit exposures.

 .  The 7-day and 30-day yields (after fees) at December 31, 1999 were 5.38% and
   5.47%, respectively.

Financial Highlights

Money Market Portfolio
December 31, 1999

                                                                    12/31/1999 (b)
                                                                    --------------
Selected Per Share Data for the Period Ended:
Net asset value beginning of period                                 $    1.00
------------------------------------------------------------------  --------------
Net investment income (a)                                                0.01
------------------------------------------------------------------  --------------
Total income from investment operations                                  0.01
------------------------------------------------------------------  --------------
Dividends from net investment income                                    (0.01)
------------------------------------------------------------------  --------------
Total distributions                                                     (0.01)
------------------------------------------------------------------  --------------
Net asset value end of period                                       $    1.00
------------------------------------------------------------------  --------------
Total return                                                             1.30%
------------------------------------------------------------------  --------------
Net assets end of period (000s)                                     $   3,605
------------------------------------------------------------------  --------------
Ratio of net expenses to average net assets (c)                          0.50%*
------------------------------------------------------------------  --------------
Ratio of net investment income to average net assets                     5.14%*
------------------------------------------------------------------  --------------
Portfolio turnover rate                                                   N/A
------------------------------------------------------------------  --------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on September 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27%* for the period ended December 31, 1999.

Statement of Assets and Liabilities

Money Market Portfolio
December 31, 1999

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                     $3,599
------------------------------------------------------------------  --------------
Cash                                                                           1
------------------------------------------------------------------  --------------
Manager reimbursement receivable                                               7
------------------------------------------------------------------  --------------
                                                                           3,607
==================================================================  ==============

Liabilities:

Accrued investment advisory fee                                           $    1
------------------------------------------------------------------  --------------
Accrued administration fee                                                     1
------------------------------------------------------------------  --------------
                                                                               2
==================================================================  ==============

Net Assets                                                                $3,605
==================================================================  ==============

Net Assets Consist of:

Paid in capital                                                           $3,605
------------------------------------------------------------------  --------------
Undistributed (overdistributed) net investment income                          0
------------------------------------------------------------------  --------------
Accumulated undistributed net realized gain (loss)                             0
------------------------------------------------------------------  --------------
Net unrealized appreciation (depreciation)                                     0
------------------------------------------------------------------  --------------
                                                                          $3,605
==================================================================  ==============

Shares Issued and Outstanding:                                             3,605
------------------------------------------------------------------  --------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)                                     $ 1.00
------------------------------------------------------------------  --------------

Cost of Investments Owned                                                 $3,599
==================================================================  ==============

                                    1999 Annual Report See accompanying notes  3

Statement of Operations

Money Market Portfolio
For the period ended December 31, 1999

Amounts in thousands

                                                   Period from September 30,1999
                                                            to December 31, 1999

Investment Income:

Interest                                                                $    45
------------------------------------------------------------------  ------------
   Total Income                                                              45
==================================================================  ============

Expenses:

Investment advisory fees                                                      2
------------------------------------------------------------------  ------------
Administration fees                                                           2
------------------------------------------------------------------  ------------
Organization costs                                                            6
------------------------------------------------------------------  ------------
   Total expenses                                                            10
------------------------------------------------------------------  ------------
   Reimbursement by manager                                                  (6)
------------------------------------------------------------------  ------------
   Net Expenses                                                               4
------------------------------------------------------------------  ------------

Net Investment Income (Loss)                                                 41
==================================================================  ============

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                       0
------------------------------------------------------------------  ------------
Net change in unrealized appreciation (depreciation) on investments           0
------------------------------------------------------------------  ------------
   Net Gain (Loss)                                                            0
------------------------------------------------------------------  ------------

Net Increase (Decrease) in Assets Resulting from Operations                $ 41
==================================================================  ============




Statement of Changes in Net Assets

Money Market Portfolio
December 31, 1999

Amounts in thousands


                                                  Period from September 30, 1999
Increase (Decrease) in Net Assets from:                     to December 31, 1998


Operations:

Net investment income                                                   $    41
------------------------------------------------------------------  ------------
Net realized gain (loss)                                                      0
------------------------------------------------------------------  ------------
Net change in unrealized appreciation (depreciation)                          0
------------------------------------------------------------------  ------------
Net increase (decrease) resulting from operations                            41
==================================================================  ============

Distributions to Shareholders:

From net investment income                                                  (41)
------------------------------------------------------------------  ------------
From net realized capital gains                                               0
------------------------------------------------------------------  ------------

Total Distributions                                                         (41)
==================================================================  ============

Portfolio Share Transactions:

Receipts for shares sold                                                  6,784
------------------------------------------------------------------  ------------
Issued as reinvestment of distributions                                      28
------------------------------------------------------------------  ------------
Cost of shares redeemed                                                  (3,207)
------------------------------------------------------------------  ------------
Net increase resulting from Portfolio share transactions                  3,605
------------------------------------------------------------------  ------------

Total Increase in Net Assets                                            $ 3,605
==================================================================  ============

Net Assets:

Beginning of period                                                           0
------------------------------------------------------------------  ------------
End of period *                                                         $ 3,605
------------------------------------------------------------------  ------------

*Including net undistributed (overdistributed) investment
   income of:                                                           $     0
------------------------------------------------------------------  ------------


4  See accompanying notes

Schedule of Investments
Money Market Portfolio
December 31, 1999

                                                    Principal
                                                       Amount        Value
                                                       (000s)       (000s)
--------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 99.8%
--------------------------------------------------------------------------
Commercial Paper 82.7%
Alcoa, Inc.
   5.960% due 01/26/2000                            $     100      $   100
American Express
   5.890% due 02/09/2000                                  100           99
ANZ, Inc.
   5.830% due 02/22/2000                                  100           99
Bayerishche Landesbank
   6.010% due 02/22/2000                                  100           99
Becton Dickinson & Co.
   5.820% due 02/28/2000                                  100           99
British Telecom PLC
   5.830% due 02/22/2000                                  100          100
CBA Finance
   6.540% due 01/27/2000                                  100           99
Coca Cola Co.
   5.800% due 02/08/2000                                  100           99
Consolidation Natural Gas
   6.140% due 02/23/2000                                  100           99
DaimlerChrysler AG
   5.880% due 02/03/2000                                  100           99
Deutsche Bank Financial
   6.040% due 02/02/2000                                  100           99
Electricite de France
   6.500% due 01/20/2000                                  100          100
Florida Power Corp.
   5.970% due 02/09/2000                                  100           99
Gannett Co., Inc.
   6.740% due 01/26/2000                                  100          100
General  Electric Capital Corp.
   5.830% due 02/23/2000                                  100           99
General Motors Acceptance Corp.
   5.990% due 02/10/2000                                  100           99
IBM Corp.
   6.190% due 02/08/2000                                  100           99
Illinois Tool Works
   5.910% due 01/31/2000                                  100          100
KFW International Financial
   5.820% due 02/17/2000                                  100           99
Motorola, Inc.
   5.940% due 01/28/2000                                  100          100
National Australia Funding
   5.950% due 02/03/2000                                  100           99
National Rural Utilities
   5.800% due 02/24/2000                                  100          100
Oesterreich Kontrollbank
   5.930% due 01/18/2000                                  100          100
Procter & Gamble Co.
   5.890% due 02/10/2000                                  100           99
Reseau Ferre De France
   5.800% due 02/24/2000                                  100          100
Sara Lee Credit Corp.
   5.890% due 01/24/2000                                  100          100
Shell Finance
   6.490% due 01/31/2000                                  100           99
Southwestern Public Service
   6.240% due 02/09/2000                                  100           99
Swedish Bank, Inc.
   5.820% due 02/18/2000                                  100          100
Textron Inc.
   6.090% due 01/14/2000                                  100          100
                                                                   --------
                                                                     2,982

Repurchase Agreement 17.1%
State Street Bank
   4.000% due 01/03/2000                                    617          617
   (Dated 12/31/1999. Collateralized by
   Federal National Mortgage Association
   0.000% due 06/15/2000 valued at $632.
   Repurchase proceeds are $617.)
                                                                   --------
                                                                       617
                                                                   --------
Total Short-Term Instruments                                         3,599
                                                                   ========
(Cost $3,599)

Total Investments 99.8%                                            $ 3,599
(Cost $3,599)

Other Assets and Liabilities (Net) 0.2%                                  6
                                                                   --------

Net Assets 100.0%                                                  $ 3,605
                                                                   ========



                                    1999 Annual Report See accompanying notes  5

Notes to Financial Statements

December 31, 1999

1. Organization

The Money Market Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.30%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.20%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.50% of average daily net assets.

     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                 Number     % of Portfolio Held
--------------------------------------------------------------------------------

Money Market Portfolio                                2                     100


5. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

6. Federal Income Tax Matters

As of December 31, 1999, Low Duration Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $155 of capital losses during the period November 1, 1999 through December 31, 1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                               Money Market
                                                                 Portfolio
                                                          ----------------------
                                                          Period from 09/30/1999
                                                                   to 12/31/1999

                                                                  Shares  Amount
                                                          ----------------------
Receipts for shares sold                                      6,784  $    6,784
--------------------------------------------------------  ----------------------
Issued as reinvestment of distributions                          28          28
--------------------------------------------------------  ----------------------
Cost of shares redeemed                                      (3,207)     (3,207)
--------------------------------------------------------  ----------------------
Net increase resulting from
   Portfolio share transactions                               3,605  $    3,605
================================================================================

                                                           1999 Annual Report  7

Report of Independent Accountants

     To the Trustees of PIMCO Variable Insurance Trust and Shareholders of Money Market Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP


     Kansas City, Missouri
     February 15, 2000

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       SHORT-TERM BOND PORTFOLIO
                                                                  --------------
                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000. As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1



1 This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                            1999 Annual Report 1

Short-Term Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum current income, consistent with preservation of capital and daily liquidity

Portfolio:
Primarily short-term investment grade bonds

Duration:
0.11 years

Total Net Assets:
$3.0 million

Sector Breakdown:*

                                    [CHART]

                        Short-Term Instruments    90.9%
                        Asset-Backed Securities    9.1%

Quality Breakdown:*

                                    [CHART]

                        AAA                       61.4%
                        AA                        28.8%
                        A                          3.3%
                        BBB                        6.5%

*% of Total Investments as of December 31, 1999

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 1999

                              Short-Term
                              Bond Portfolio            Salomon 3 Month
                              (Incep. 9/30/1999)        Treasury Bill Index
--------------------------------------------------------------------------------
Since Inception                     1.32%                     1.25%

CUMULATIVE RETURNS THROUGH DECEMBER 31, 1999
$10,000 invested at inception

                                    [CHART]

                        Short-Term               Salomon
  MONTH               Bond Portfolio         3 Month Treasury
                                                Bill Index
09/30/1999                 10,000                 10,000
10/31/1999                 10,042                 10,041
11/30/1999                 10,081                 10,081
12/31/1999                 10,132                 10,125




Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's inception on 9/30/1999, compared to the Salomon 3 Month Treasury Bill Index, an unmanaged market index. Whereas money market funds attempt to maintain a stable share price, the Short-Term Bond Portfolio's share price will fluctuate in response to market conditions. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . For the three-month period ended December 31, 1999, the Short-Term Bond
  Portfolio total return was 1.32%, outperforming the 1.25% return posted by the benchmark Salomon Brothers 3-Month Treasury Bill Index.

 . The Portfolio's longer portfolio duration hurt performance as rates increased significantly during the period.

 . Mortgages added to returns due to higher relative yields and reduced market volatility.

 . Investment-grade corporates, especially higher yielding issues, enhanced performance as credit spreads narrowed amid strong growth and a reduction in new issuance.

 . Asset-backed holdings were positive for relative returns due to the extra yield provided by these securities.

 . Below-investment grade holdings boosted performance as corporate profitability improved.

 . Emerging market bonds delivered strong returns as yield premiums narrowed on improved growth prospects.

Financial Highlights

Short-Term Bond Portfolio
December 31, 1999


Selected Per Share Data for the Period Ended:                                                               12/31/1999 (b)

Net asset value beginning of period                                                                         $       10.00
----------------------------------------------------------------------------------------------------------  ----------------
Net investment income (a)                                                                                            0.13
----------------------------------------------------------------------------------------------------------  ----------------
Net realized / unrealized (loss) on investments (a)                                                                  0.00
----------------------------------------------------------------------------------------------------------  ----------------
Total income from investment operations                                                                              0.13
----------------------------------------------------------------------------------------------------------  ----------------
Dividends from net investment income                                                                                (0.13)
----------------------------------------------------------------------------------------------------------  ----------------
Total distributions                                                                                                 (0.13)
----------------------------------------------------------------------------------------------------------  ----------------
Net asset value end of period                                                                                       10.00
----------------------------------------------------------------------------------------------------------  ----------------
Total return                                                                                                         1.32%
----------------------------------------------------------------------------------------------------------  ----------------
Net assets end of period (000s)                                                                             $       3,040
----------------------------------------------------------------------------------------------------------  ----------------
Ratio of net expenses to average net assets (c)                                                                      0.60%*
----------------------------------------------------------------------------------------------------------  ----------------
Ratio of net investment income to average net assets                                                                 5.17%*
----------------------------------------------------------------------------------------------------------  ----------------
Portfolio turnover rate                                                                                               N/A
----------------------------------------------------------------------------------------------------------  ----------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operation on September 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42%* for the year ended December 31, 1999.


Statement of Assets and Liabilities

Short-Term Bond Portfolio
December 31, 1999

Amounts in thousands, except per share amounts


Assets:
Investments, at value                                                                                       $       3,035
----------------------------------------------------------------------------------------------------------  ----------------
Cash                                                                                                                    1
----------------------------------------------------------------------------------------------------------  ----------------
Manager reimbursement receivable                                                                                        6
----------------------------------------------------------------------------------------------------------  ----------------
                                                                                                            $       3,042
==========================================================================================================  ================

Liabilities:

Accrued investment advisory fee                                                                             $           1
----------------------------------------------------------------------------------------------------------  ----------------
Accrued administration fee                                                                                              1
----------------------------------------------------------------------------------------------------------  ----------------
                                                                                                                        2
==========================================================================================================  ================

Net Assets                                                                                                  $       3,040
==========================================================================================================  ================

Net Assets Consist of:

Paid in capital                                                                                             $       3,040
----------------------------------------------------------------------------------------------------------  ----------------
Undistributed (overdistributed) net investment income                                                                   0
----------------------------------------------------------------------------------------------------------  ----------------
Accumulated undistributed net realized gain (loss)                                                                      0
----------------------------------------------------------------------------------------------------------  ----------------
Net unrealized appreciation (depreciation)                                                                              0
----------------------------------------------------------------------------------------------------------  ----------------
                                                                                                            $       3,040
==========================================================================================================  ================

Shares Issued and Outstanding:                                                                                        304
----------------------------------------------------------------------------------------------------------  ----------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)                                                                       $       10.00
----------------------------------------------------------------------------------------------------------  ----------------

Cost of Investments Owned                                                                                   $       3,035
==========================================================================================================  ================

                                     1999 Annual Report See accompanying notes 3

Statement of Operations

Short-Term Bond Portfolio
For the period ended December 31, 1999

Amounts in thousands



                                                                                            Period from September 30,1999
                                                                                                     to December 31, 1999
Investment Income:
Interest                                                                                                    $          44
----------------------------------------------------------------------------------------------------------  ----------------
Miscellaneous Income                                                                                                    1
----------------------------------------------------------------------------------------------------------  ----------------
   Total Income                                                                                                        45
==========================================================================================================  ================

Expenses:

Investment advisory fees                                                                                                3
----------------------------------------------------------------------------------------------------------  ----------------
Administration fees                                                                                                     2
----------------------------------------------------------------------------------------------------------  ----------------
Organization costs                                                                                                      6
----------------------------------------------------------------------------------------------------------  ----------------
   Total expenses                                                                                                      11
----------------------------------------------------------------------------------------------------------  ----------------
   Reimbursement by manager                                                                                            (6)
----------------------------------------------------------------------------------------------------------  ----------------
   Net expenses                                                                                                         5
----------------------------------------------------------------------------------------------------------  ----------------

Net Investment Income                                                                                                  40
==========================================================================================================  ================

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                                        0
----------------------------------------------------------------------------------------------------------  ----------------
Net change in unrealized appreciation on investments                                                                    0
----------------------------------------------------------------------------------------------------------  ----------------
   Net Gain                                                                                                             0
----------------------------------------------------------------------------------------------------------  ----------------

Net Increase in Assets Resulting from Operations                                                            $          40
==========================================================================================================  ================


Statement of Changes in Net Assets

Short-Term Bond Portfolio
December 31, 1999>

Amounts in thousands


                                                                                           Period from September 30, 1999
                                                                                                     to December 31, 1999
Increase (Decrease) in Net Assets from:

Operations:
Net investment income                                                                                       $          40
----------------------------------------------------------------------------------------------------------  ----------------
Net realized gain                                                                                                       0
----------------------------------------------------------------------------------------------------------  ----------------
Net change in unrealized appreciation                                                                                   0
----------------------------------------------------------------------------------------------------------  ----------------
Net increase resulting from operations                                                                                 40
==========================================================================================================  ================

Distributions to Shareholders:

From net investment income                                                                                            (40)
----------------------------------------------------------------------------------------------------------  ----------------
From net realized capital gains                                                                                         0
----------------------------------------------------------------------------------------------------------  ----------------

Total Distributions                                                                                                   (40)
==========================================================================================================  ================

Portfolio Share Transactions:

Receipts for shares sold                                                                                            3,000
----------------------------------------------------------------------------------------------------------  ----------------
Issued as reinvestment of distributions                                                                                40
----------------------------------------------------------------------------------------------------------  ----------------
Cost of shares redeemed                                                                                                 0
----------------------------------------------------------------------------------------------------------  ----------------
Net increase resulting from Portfolio share transactions                                                            3,040
----------------------------------------------------------------------------------------------------------  ----------------

Total Increase in Net Assets                                                                                $       3,040
==========================================================================================================  ================

Net Assets:

Beginning of period                                                                                                     0
----------------------------------------------------------------------------------------------------------  ----------------
End of period *                                                                                             $       3,040
----------------------------------------------------------------------------------------------------------  ----------------

*Including net undistributed (overdistributed) investment income of:                                        $           0
----------------------------------------------------------------------------------------------------------  ----------------

4 See accompanying notes

Schedule of Investments

Short-Term Bond Portfolio
December 31, 1999

                                                  Principal
                                                     Amount           Value
                                                     (000s)          (000s)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 9.0%
--------------------------------------------------------------------------------

Chase Manhattan Grantor Trust
   5.200% due 02/15/2002                         $      129      $      129
Onyx Acceptance Auto Trust
   5.500% due 10/15/2002                                147             146
                                                                 -----------
Total Asset-Backed Securities                                           275
(Cost $275)                                                      ===========

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 90.8%
--------------------------------------------------------------------------------

Commercial Paper 85.0%
American Express
   5.890% due 02/09/2000                                100              99
American Home
   5.940% due 01/26/2000                                100             100
ANZ, Inc.
   5.830% due 02/22/2000                                100              99
Bayerishche Landesbank
   6.010% due 02/22/2000                                100              99
   5.800% due 02/22/2000                                100              99
Becton Dickinson & Co.
   5.820% due 02/28/2000                                100              99
British Telecom PLC
   5.830% due 02/22/2000                                100              99
Coca Cola Co.
   5.800% due 02/08/2000                                100              99
Crown Cork & Seal Co., Inc.
   6.350% due 03/03/2000                                100              99
DaimlerChrysler AG
   5.880% due 02/03/2000                                100              99
Deutsche Bank Financial
   5.940% due 02/02/2000                                100             100
Florida Power Corp.
   5.950% due 01/31/2000                                100             100
Gannett Co., Inc.
   5.990% due 01/26/2000                                100             100
General  Electric Capital Corp.
   5.830% due 02/23/2000                                100              99
KFW International Financial
   5.850% due 03/06/2000                                100              99
National Australia Funding
   5.950% due 02/03/2000                                100              99
National Rural Utilities
   5.800% due 02/24/2000                                100              99
Norfolk Southern Corp.
   6.300% due 01/26/2000                                100             100
Oesterreich Kontrollbank
   5.930% due 01/18/2000                                100             100
Procter & Gamble Co.
   5.890% due 02/10/2000                                100              99
Reseau Ferre De France
   5.800% due 02/24/2000                                100              99
Sara Lee Credit Corp.
   5.890% due 01/24/2000                                100             100
Shell Finance
   5.820% due 01/31/2000                                100             100
Swedish Bank, Inc.
   5.820% due 02/18/2000                                100              99
Textron Inc.
   6.090% due 01/14/2000                                100             100
Williams Holdings
   6.740% due 01/25/2000                                100             100
                                                                 -----------
                                                                      2,584

Repurchase Agreement 5.8%
State Street Bank
   4.000% due 01/03/2000                                176             176
   (Dated 12/31/1999. Collateralized by
   Federal Home Loan Bank
   5.875% due 09/17/2001 valued at $181.
   Repurchase proceeds are $176.)
                                                                 -----------
                                                                        176
                                                                 -----------
Total Short-Term Instruments                                          2,760
(Cost $2,760)                                                    ===========

Total Investments (a) 99.8%                                      $    3,035
(Cost $3,035)

Other Assets and Liabilities (Net) 0.2%                                   5
                                                                 -----------

Net Assets 100.0%                                                $    3,040
                                                                 ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,035 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $        0

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               0
                                                                 -----------

Unrealized appreciation-net                                      $        0
                                                                 ===========

                                     1999 Annual Report See accompanying notes 5

Notes to Financial Statements
December 31, 1999


1. Organization

The Short-Term Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.


2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.


3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.35%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.60% of average daily net assets.
     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.
     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.


4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                      U.S. Government/Agency       All Other
                                     -------------------------------------------
                                         Purchases   Sales     Purchases   Sales
--------------------------------------------------------------------------------
Short-Term Bond Portfolio                  $  0       $  0       $ 290    $  0


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                             Number          % of Portfolio Held
--------------------------------------------------------------------------------

Short-Term Bond Portfolio                         1                          100


5. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.


6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):



                                                                                                          Short-Term
                                                                                                        Bond Portfolio
                                                                                                    ----------------------
                                                                                                    Period from 09/30/1999
                                                                                                             to 12/31/1999
                                                                                                      Shares        Amount

                                                                                                    ----------------------
Receipts for shares sold                                                                                 300    $    3,000
-------------------------------------------------------------------------------------------------   ----------------------
Issued as reinvestment of distributions                                                                    4            40
-------------------------------------------------------------------------------------------------   ----------------------
Cost of shares redeemed                                                                                    0             0
-------------------------------------------------------------------------------------------------   ----------------------

Net increase resulting from
   Portfolio share transactions                                                                          304    $    3,040
=================================================================================================   ======================

                                                            1999 Annual Report 7

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Shareholder of Short-Term Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


Kansas City, Missouri
February 15, 2000

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                      REAL RETURN BOND PORTFOLIO
                                                                 ---------------
                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000.
As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1

1 This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.


Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman


January 31, 2000

PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                           1999 Annual Report  1

Real Return Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum real return, consistent with preservation of real capital and prudent investment management

Portfolio:
Primarily inflation-indexed bonds

Duration:
2.28 years

Total Net Assets:
$3.0 million

Sector Breakdown:*

[CHART]

U.S. Treasury Obligations   49.8%
U.S. Government Agencies    20.1%
Corporate Bond and Notes    13.8%
Mortgage-Backed Securities  12.6%
Other                        3.7%

Quality Breakdown:*

[CHART]

AAA    88.9%
AA      2.2%
A       8.9%

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
Total Return Investment Performance  For the Period Ended December 31, 1999

                                Real Return             Lehman Brothers
                                Bond Portfolio          Inflation Linked
                                (Incep. 9/30/1999)      Treasury Index
--------------------------------------------------------------------------------
Since Inception                     -0.03%                   0.81%

Cumulative Returns Through December31, 1999
$10,000 invested at inception

                                    [CHART]

                       Real Return                 Lehman Brothers
  MONTH               Bond Portfolio           Inflation Linked Treasury
                                                        Index
09/30/1999                10,000                        10,000
10/31/1999                10,013                        10,020
11/30/1999                10,090                        10,081
12/31/1999                 9,997                        10,081

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's inception on 9/30/1999, compared to the Lehman Brothers Inflation Linked Treasury Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainly.

--------------------------------------------------------------------------------
Portfolio insights
--------------------------------------------------------------------------------

 .    The Real Return Bond Portfolio is a recent addition to the PIMCO Variable
     Insurance Trust and seeks as its major objective the maximization of real return, consistent with the preservation of real capital and prudent investment management.

 .    At least 65% of the Fund's net assets must be invested in inflation-indexed bonds. The benchmark for the Fund is the Lehman Inflation Linked Index, consisting of all outstanding Treasury Inflation Protection Securities
     (TIPS).

 .    Inflation-indexed securities generally pay a "real yield" and a monthly inflation adjustment, which is tied to a designated inflation index, such as the Consumer Price Index All Urban Consumers (CPI-U) that is used for U.S.-issued inflation-indexed securities.

 .    Real yields have displayed less volatility than conventional, or non-inflation-adjusted, yields. For example, in 1999, the 10-year TIPS yield rose by 0.5% while the conventional 10-year Treasury yield increased by 1.8%.

 .    Less yield volatility for inflation-indexed bonds implies that TIPS effective durations are much less than similar maturity Treasuries. The total return of the Lehman Inflation Linked Index (average maturity of about 13 years) was +2.4% for 1999 versus -5.3% for the Lehman 7-10 Year Treasury Index.

 .    For the three-month period ended December 31, 1999, the total return performance of the Real Return Bond Portfolio was -0.03%, versus a return of 0.81% for its benchmark over the same period.

 .    Real yields on TIPS were on average 4.25% at the end of 1999, representing some of the highest real yields across the world.

 .    Please see the prospectus for a more complete listing of possible investments.

*% of Total Investments as of December 31, 1999

Financial Highlights

Real Return Bond Portfolio
December 31, 1999

                                                                  12/31/1999 (b)

Selected Per Share Data for the Period Ended:

Net asset value beginning of period                                 $   10.00
-------------------------------------------------------------       ------------
Net investment income (a)                                                0.20
-------------------------------------------------------------       ------------
Net realized / unrealized (loss) on investments (a)                     (0.20)
-------------------------------------------------------------       ------------
Total income from investment operations                                  0.00
-------------------------------------------------------------       ------------
Dividends from net investment income                                    (0.20)
-------------------------------------------------------------       ------------
Total distributions                                                     (0.20)
-------------------------------------------------------------       ------------
Net asset value end of period                                       $    9.80
-------------------------------------------------------------       ------------
Total return                                                            (0.03)%
-------------------------------------------------------------       ------------
Net assets end of period (000s)                                     $   3,000
-------------------------------------------------------------       ------------
Ratio of net expenses to average net assets (c)                          0.65%*
-------------------------------------------------------------       ------------
Ratio of net investment income to average net assets                     7.72%*
-------------------------------------------------------------       ------------
Portfolio turnover rate                                                    23%
-------------------------------------------------------------       ------------


*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b)  Commenced operation on September 30, 1999.

(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92%* for the period ended December 31, 1999.

Statement of Assets and Liabilities

Real Return Bond Portfolio
December 31, 1999

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                               $    5,938
-------------------------------------------------------------       ------------
Cash                                                                         1
-------------------------------------------------------------       ------------
Receivable for investments sold                                            101
-------------------------------------------------------------       ------------
Interest receivable                                                         46
-------------------------------------------------------------       ------------
Manager reimbursement receivable                                             2
-------------------------------------------------------------       ------------
Other assets                                                                 5
-------------------------------------------------------------       ------------
                                                                         6,093
=============================================================       ============

Liabilities:

Payable for financing transactions                                  $    3,091
-------------------------------------------------------------       ------------
Accrued investment advisory fee                                              1
-------------------------------------------------------------       ------------
Accrued administration fee                                                   1
-------------------------------------------------------------       ------------
                                                                         3,093
=============================================================       ============
Net Assets                                                               3,000
=============================================================       ============

Net Assets Consist of:

Paid in capital                                                     $    3,060
-------------------------------------------------------------       ------------
Undistributed (overdistributed) net investment income                        0
-------------------------------------------------------------       ------------
Accumulated undistributed net realized gain (loss)                          (5)
-------------------------------------------------------------       ------------
Net unrealized appreciation (depreciation)                                 (55)
-------------------------------------------------------------       ------------
                                                                    $    3,000
=============================================================       ============

Shares Issued and Outstanding:                                             306
-------------------------------------------------------------       ------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)                               $     9.80
-------------------------------------------------------------       ------------
Cost of Investments Owned                                           $    5,993
=============================================================       ============

                                    1999 Annual Report See accompanying notes  3

Statement of Operations

Real Return Bond Portfolio
For the period ended December 31, 1999

Amounts in thousands

                                                   Period from September 30,1999
                                                            to December 31, 1999


Investment Income:

Interest                                                            $        65
-------------------------------------------------------------       ------------
   Total Income                                                              65
=============================================================       ============

Expenses:

Investment advisory fees                                                      3
-------------------------------------------------------------       ------------
Administration fees                                                           2
-------------------------------------------------------------       ------------
Organization costs                                                            2
-------------------------------------------------------------       ------------
   Total expenses                                                             7
-------------------------------------------------------------       ------------
   Reimbursement by manager                                                  (2)
-------------------------------------------------------------       ------------
   Net expenses                                                               5
-------------------------------------------------------------       ------------

Net Investment Income (Loss)                                                 60
=============================================================        ===========

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                           (5)
-------------------------------------------------------------       ------------
Net change in unrealized (depreciation) on investments                      (55)
-------------------------------------------------------------       ------------

   Net (Loss)                                                               (60)
-------------------------------------------------------------       ------------

Net Increase in Assets Resulting from Operations                    $         0
=============================================================       ============


Statement of Changes in Net Assets

Real Return Bond Portfolio
December 31, 1999

Amounts in thousands

                                                  Period from September 30, 1999
                                                            to December 31, 1999

Increase (Decrease) in Net Assets from:

Operations:

Net investment income                                               $        60
-------------------------------------------------------------       ------------
Net realized (loss)                                                          (5)
-------------------------------------------------------------       ------------
Net change in unrealized (depreciation)                                     (55)
-------------------------------------------------------------       ------------
Net increase resulting from operations                                        0
=============================================================       ============

Distributions to Shareholders:

From net investment income                                                  (60)
-------------------------------------------------------------       ------------

Total Distributions                                                         (60)
=============================================================       ============

Portfolio Share Transactions:

Receipts for shares sold                                                  6,000
-------------------------------------------------------------       ------------
Issued as reinvestment of distributions                                      44
-------------------------------------------------------------       ------------
Cost of shares redeemed                                                  (2,984)
-------------------------------------------------------------       ------------
Net increase resulting from Portfolio share transactions                  3,060
-------------------------------------------------------------       ------------

Total Increase in Net Assets                                        $     3,000
=============================================================       ============

Net Assets:

Beginning of period                                                           0
-------------------------------------------------------------       ------------
End of period *                                                     $     3,000
-------------------------------------------------------------       ------------


4  See accompanying notes

Statement of Cash Flows

Real Return Bond Portfolio
December 31, 1999

Amounts in thousands

                                                   Period from September 30,1999
                                                            to December 31, 1999
Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities

Sales of Portfolio shares                                           $     6,000
-------------------------------------------------------------       ------------
Redemptions of Portfolio shares                                          (2,984)
-------------------------------------------------------------       ------------
Cash distributions paid                                                     (16)
-------------------------------------------------------------       ------------
Proceeds from financing transactions                                      3,091
-------------------------------------------------------------       ------------
Net increase from financing activities                                    6,091
=============================================================       ============

Operating Activities

Purchases of long-term securities and foreign currency                   (6,824)
-------------------------------------------------------------       ------------
Proceeds from sales of long-term securities and foreign currency            940
-------------------------------------------------------------       ------------
Purchases of short-term securities (net)                                   (215)
-------------------------------------------------------------       ------------
Net investment income                                                        60
-------------------------------------------------------------       ------------
Change in other receivables/payables (net)                                  (51)
-------------------------------------------------------------       ------------
Net (decrease) from operating activities                                 (6,090)
=============================================================       ============

Net Increase in Cash and Foreign Currency                                     1
=============================================================       ============

Cash and Foreign Currency

Beginning of period                                                           0
-------------------------------------------------------------       ------------
End of period                                                       $         1
-------------------------------------------------------------       ------------

                                    1999 Annual Report See accompanying notes  5

Schedule of Investments

Real Return Bond Portfolio
December 31, 1999

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 27.3%
--------------------------------------------------------------------------------

Banking & Finance 9.3%
General Motors Acceptance Corp.
   6.320% due 12/09/2002 (d                                $   150      $   150
J.P. Morgan & Co.
   3.356% due 02/15/2012 (d)                                   150          130
                                                                        --------
                                                                            280
Industrials 5.0%
Arrow Electronics, Inc.
   6.852% due 11/24/2000 (d)                                   150          150
                                                                        --------

Utilities 13.0%
Edison Mission Energy
   6.790% due 06/15/2001 (d)                                   100          100
Tennessee Valley Authority
   3.375% due 01/15/2007                                       318          290
                                                                        --------
                                                                            390
                                                                        --------
Total Corporate Bonds & Notes                                               820
(Cost $825)                                                             ========

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 39.7%
--------------------------------------------------------------------------------

Federal Home Loan Bank
   5.918% due 02/15/2002 (d)                                   500          487
Student Loan Marketing Assn.
   5.685% due 10/25/2005 (d)                                   708          705
                                                                        --------
Total U.S. Government Agencies                                            1,192
(Cost $1,192)                                                           ========

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 98.7%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
   3.375% due 01/15/2007 (b)(c)                              2,548       2,402
   3.625% due 04/15/2028 (b)(c)                                624         558
                                                                        -------
Total U.S. Treasury Obligations                                          2,960
(Cost $3,016)                                                           =======

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 25.0%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 13.8%
Federal Home Loan Mortgage Corp.
   6.750% due 05/15/2021                                       415         415

Federal National Mortgage Association 11.2%
   7.559% due 11/01/2024 (d)                                   328         336
                                                                        -------
Total Mortgage-Backed Securities                                           751
(Cost $745)                                                             =======

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
--------------------------------------------------------------------------------

Commercial Paper 3.3%
Procter & Gamble Co.
   5.890% due 02/10/2000                                       100          99
                                                                        -------

Repurchase Agreement 3.9%
State Street Bank
   4.000% due 01/03/2000                                       116         116
    (Dated 12/31/1999. Collateralized by
    Federal National Mortgage Association
    6.000% due 09/24/2001 valued at $121.
    Repurchase proceeds are $116.)
                                                                        -------
                                                                           116
                                                                        -------
Total Short-Term Instruments                                               215
(Cost $215)                                                             =======

Total Investments (a) 197.9%                                            $5,938
(Cost $5,993)

Other Assets and Liabilities (Net) (97.9%)                              (2,938)
                                                                        -------

Net Assets 100.0%                                                       $3,000
                                                                        -------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $5,993 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                               $    8

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (63)
                                                                        -------

Unrealized depreciation-net                                             $  (55)
                                                                        =======

(b) Principal amount of the security is adjusted for inflation.

(c) Subject to a financing transaction.

(d) Variable rate security. The rate listed is as of December 31, 1999.


6  See accompanying notes

Notes to Financial Statements
December 31, 1999

1. Organization

The Real Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

                                                           1999 Annual Report  7

December 31, 1999


3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                  U.S. Government/Agency         All Other
                                ------------------------------------------------
                                   Purchases     Sales      Purchases    Sales
--------------------------------------------------------------------------------
Real Return Bond Portfolio           $ 6,000   $ 1,058        $   824   $    0


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                        Number               % of Portfolio Held
--------------------------------------------------------------------------------

Real Return Bond Portfolio                   1                               100


5. Federal Income Tax Matters

As of December 31, 1999, Real Return Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $4,937 of capital losses during the period November 1, 1999 through December 31, 1999 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

6. Acquisition by Allianz

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                              Real Return
                                                             Bond Portfolio
                                                    ---------------------------
                                                         Period from 09/30/1999
                                                                  to 12/31/1999
                                                             Shares      Amount
                                                    ---------------------------

Receipts for shares sold                                        606    $  6,000
-------------------------------------------------   ---------------------------
Issued as reinvestment of distributions                           4          44
-------------------------------------------------   ---------------------------
Cost of shares redeemed                                        (304)     (2,984)
-------------------------------------------------   ---------------------------
Net increase resulting from
   Portfolio share transactions                                 306    $  3,060
=================================================   ===========================


                                                           1999 Annual Report  9

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Shareholder of Real Return Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Real Return Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


Kansas City, Missouri
February 15, 2000

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660 888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                        MID-CAP GROWTH PORTFOLIO
                                                                 ---------------
                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000.
As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses.1



1 This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder: Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2000


PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                            1999 Annual Report 1

Mid-Cap Growth Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Growth of capital

Portfolio:
Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued

Total Net Assets:
$3.7 million

--------------------------------------------------------------------------------
TOP 10 COMMON STOCKS*
--------------------------------------------------------------------------------
Company
--------------------------------------------------------------------------------
Medimmune, Inc.                     2.2%
--------------------------------------------------------------------------------
Veritas Software Corp.              2.1%
--------------------------------------------------------------------------------
Lam Research Corp.                  2.1%
--------------------------------------------------------------------------------
BEA Systems, Inc.                   2.1%
--------------------------------------------------------------------------------
Citrix Systems, Inc.                2.0%
--------------------------------------------------------------------------------
Comverse Technology, Inc.           1.9%
--------------------------------------------------------------------------------
KLA-Tencor Corp.                    1.8%
--------------------------------------------------------------------------------
Network Appliance, Inc.             1.8%
--------------------------------------------------------------------------------
JDS Uniphase Corp.                  1.7%
--------------------------------------------------------------------------------
Symbol Technologies, Inc.           1.7%
--------------------------------------------------------------------------------
Top Ten Total                      19.4%
--------------------------------------------------------------------------------

Industry Classifications:*

                                    [CHART]

                    Technology                       45.0%
                    Financial and Business Services  12.9%
                    Consumer Discretionary            8.0%
                    Health Care                       7.8%
                    Materials and Processing          6.2%
                    Other                            12.6%

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Total Return Investment Performance  For the Period Ended December 31, 1999

                                     Mid-Cap Growth              Russell 2000
                                       Portfolio                    Mid-Cap
                                   (Incep. 9/30/1999)                Index
--------------------------------------------------------------------------------
Since Inception                          24.01%                       --

Cumulative Returns Through December 31, 1999
$10,000 invested at inception

                                    [CHART]

                           Mid-Cap Growth              Russell 2000
   MONTH                      Portfolio                Mid-Cap Index
09/30/1999                      10,000                     10,000
10/31/1999                      10,480                     10,474
11/30/1999                      11,070                     10,776
12/31/1999                      12,401                     11,724

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's inception on 9/30/1999, compared to the Russell 2000 Mid-Cap Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The PIMCO Mid-Cap Growth Portfolio is a recent addition to the PIMCO
     Variable Insurance Trust product array. This portfolio seeks growth of capital.

 .    Cadence Capital Management, an affiliate of PIMCO Advisors L.P., uses their time-tested philosophy and investment process to identify middle-capitalization stocks that are growing rapidly, at price levels that don't yet reflect the fundamental strength of the company.

 .    The investment process begins with a screening of stocks with market capitalizations in excess of $500 million for a series of growth attributes balanced with a corresponding measure of valuation. The screened universe is ranked and only the top decile is considered for further qualitative analysis. The next step in the process is to understand the source and sustainability of earnings growth. To become a Portfolio holding, each stock is presented to the team for consideration. Only 80-100 stocks populate the Portfolio at any time with equally-weighted positions of approximately 1.2%, at the time of purchase.

 .    This bottom-up, growth-at-a-reasonable-price approach has produced a
     Portfolio of domestic stocks focused primarily in the technology, financial service and consumer discretionary sectors. Against the backdrop of general strength in the economy and a perceived lack of inflation, the Portfolio's top positions reflect opportunities in specialty retailers, telecommunications infrastructure players, productivity enhancement technology and industry consolidation across nearly all industry groups.

 .    Please see the prospectus for a more complete listing of possible investments.

*% of Total Investments as of December 31, 1999

Financial Highlights

Mid-Cap Growth Portfolio
December 31, 1999



Selected Per Share Data for the Period Ended:              12/31/1999 (b)
                                                           ---------------------

Net asset value beginning of period                        $            10.00
-------------------------------------------------------    ---------------------
Net investment income (a)                                                0.01
-------------------------------------------------------    ---------------------
Net realized / unrealized (loss) on investments (a)                      2.39
-------------------------------------------------------    ---------------------
Total income from investment operations                                  2.40
-------------------------------------------------------    ---------------------
Dividends from net investment income                                    (0.01)
-------------------------------------------------------    ---------------------
Total distributions                                                     (0.01)
-------------------------------------------------------    ---------------------
Net asset value end of period                              $            12.39
-------------------------------------------------------    ---------------------
Total return                                                            24.01%
-------------------------------------------------------    ---------------------
Net assets end of period (000s)                            $            3,720
-------------------------------------------------------    ---------------------
Ratio of net expenses to average net assets (c)                          0.85%*
-------------------------------------------------------    ---------------------
Ratio of net investment income to average net assets                     0.37%*
-------------------------------------------------------    ---------------------
Portfolio turnover rate                                                    39%


*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operation on September 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.11%* for the year ended December 31, 1999.

Statement of Assets and Liabilities

Mid-Cap Growth Portfolio
December 31, 1999

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                      $              3,748
-------------------------------------------------------    ---------------------
Receivable for investments sold                                              27
-------------------------------------------------------    ---------------------
Interest and dividends receivable                                             3
-------------------------------------------------------    ---------------------
Manager reimbursement receivable                                              2
-------------------------------------------------------    ---------------------
                                                                          3,780
-------------------------------------------------------    ---------------------

Liabilities:
Payable for investments purchased                          $                 57
-------------------------------------------------------    ---------------------
Accrued investment advisory fee                                               2
-------------------------------------------------------    ---------------------
Accrued administration fee                                                    1
-------------------------------------------------------    ---------------------
                                                                             60
-------------------------------------------------------    ---------------------

Net Assets                                                 $              3,720
-------------------------------------------------------    ---------------------
Net Assets Consist of:
Paid in capital                                            $              3,003
-------------------------------------------------------    ---------------------
Undistributed (overdistributed) net investment income                         0
-------------------------------------------------------    ---------------------
Accumulated undistributed net realized (loss)                               (28)
-------------------------------------------------------    ---------------------
Net unrealized appreciation (depreciation)                                  745
-------------------------------------------------------    ---------------------
                                                           $              3,720
-------------------------------------------------------    ---------------------

Shares Issued and Outstanding:                                              300
-------------------------------------------------------    ---------------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)                      $              12.39
-------------------------------------------------------    ---------------------
Cost of Investments Owned                                  $              3,003
-------------------------------------------------------    ---------------------


                                     1999 Annual Report See accompanying notes 3

Statement of Operations

Mid-Cap Growth Portfolio
For the period ended December 31, 1999

Amounts in thousands
                                                           ---------------------
                                                                     Period from
                                                               September 30,1999
                                                            to December 31, 1999

Investment Income:
Interest                                                   $                  4
-------------------------------------------------------    ---------------------
Dividends                                                                     6
-------------------------------------------------------    ---------------------
   Total Income                                                              10
-------------------------------------------------------    ---------------------

Expenses:
Investment advisory fees                                                      5
-------------------------------------------------------    ---------------------
Administration fees                                                           2
-------------------------------------------------------    ---------------------
Organization cost                                                             2
-------------------------------------------------------    ---------------------
   Total expenses                                                             9
-------------------------------------------------------    ---------------------
   Reimbursement by manager                                                  (2)
-------------------------------------------------------    ---------------------
   Net expenses                                                               7
-------------------------------------------------------    ---------------------

Net Investment Income (Loss)                                                  3
-------------------------------------------------------    ---------------------

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments                                          (28)
-------------------------------------------------------    ---------------------
Net change in unrealized appreciation (depreciation)
 on investments                                                             745
-------------------------------------------------------    ---------------------

   Net Gain                                                                 717
-------------------------------------------------------    ---------------------
Net Increase (Decrease) in Assets Resulting from
 Operations                                                $                720
-------------------------------------------------------    ---------------------



Statement of Changes in Net Assets

Mid-Cap Growth Portfolio
December 31, 1999

Amounts in thousands
-------------------------------------------------------    ---------------------
                                                                     Period from
                                                              September 30, 1999
                                                            to December 31, 1999

Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)                               $                  3
-------------------------------------------------------    ---------------------
Net realized gain (loss)                                                    (28)
-------------------------------------------------------    ---------------------
Net change in unrealized appreciation (depreciation)                        745
-------------------------------------------------------    ---------------------
Net increase (decrease) resulting from operations                           720
-------------------------------------------------------    ---------------------

Distributions to Shareholders:
From net investment income                                                   (3)
-------------------------------------------------------    ---------------------

Total Distributions                                                          (3)
-------------------------------------------------------    ---------------------

Fund Share Transactions:
Receipts for shares sold                                                  3,000
-------------------------------------------------------    ---------------------
Issued as reinvestment of distributions                                       3
-------------------------------------------------------    ---------------------
Net increase (decrease) resulting from Fund share
 transactions                                                             3,003
-------------------------------------------------------    ---------------------
Total Increase (Decrease) in Net Assets                                   3,720
-------------------------------------------------------    ---------------------

Net Assets:
Beginning of period                                                           0
-------------------------------------------------------    ---------------------
End of period *                                            $              3,720
-------------------------------------------------------    ---------------------
*Including net undistributed (overdistributed)
 investment income of:                                     $                  0
-------------------------------------------------------    ---------------------

4   See accompanying notes

Schedule of Investments

Mid-Cap Growth Portfolio
December 31, 1999

                                                                          Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 93.2%
--------------------------------------------------------------------------------

Capital Goods 2.3%
Waters Corp. (b)                                            800      $       42
TRW, Inc.                                                   800              42
                                                                     -----------
                                                                             84
Communications 2.3%
CenturyTel, Inc.                                          1,000              47
Westwood One, Inc.                                          500              38
                                                                     -----------
                                                                             85
Consumer Discretionary 8.0%
Tiffany & Co.                                               600              54
Dollar Tree Stores, Inc.                                  1,000              48
B.J.'s Wholesale Club, Inc. (b)                           1,200              44
Intimate Brands, Inc.                                     1,000              43
Bed, Bath & Beyond, Inc. (b)                              1,100              38
Furniture Brands International, Inc. (b)                  1,700              37
MGM Grand, Inc. (b)                                         700              35
                                                                     -----------
                                                                            299
Consumer Services 1.1%
Times Mirror Co. `A'                                        600              40
                                                                     -----------
Consumer Staples 3.0%
Dean Foods Co.                                            1,000              40
SUPERVALU, Inc.                                           1,800              36
McCormick & Co.                                           1,200              36
                                                                     -----------
                                                                            112
Energy 3.6%
Kerr McGee Corp.                                            700              43
Occidental Petroleum Corp.                                2,000              43
Dynegy, Inc.                                              1,700              41
Apache Corp.                                                100               4
Anadarko Petroleum Corp.                                    100               3
                                                                     -----------
                                                                            134
Financial & Business Services 13.0%
USWeb Corp.                                               1,100              49
Valassis Communications, Inc. (b)                         1,000              42
Zions Bancorporation                                        700              41
Ambac Financial Group, Inc.                                 700              37
Providian Financial Corp.                                   400              36
Liberty Property Trust                                    1,500              36
Apartment Investment & Management Co. `A' (b)               900              36
Bank United Corp. `A'                                     1,300              35
PMI Group, Inc.                                             700              34
Capital One Financial Corp.                                 700              34
Profit Recovery Group International, Inc. (b)             1,200              32
Golden State Bancorp, Inc. (b)                            1,600              28
Peoples Heritage Financial Group                          1,700              26
Ace Ltd.                                                  1,000              17
                                                                     -----------
                                                                            483
Health Care 7.8%
Medimmune, Inc. (b)                                         500              83
IDEC Pharmaceuticals Corp. (b)                              600              59
Allergan, Inc.                                              900              45
Bausch & Lomb, Inc.                                         600              41
C.R. Bard, Inc.                                             600              32
Forest Laboratories `A' (b)                                 500              31
                                                                     -----------
                                                                            291
Materials & Processing 6.3%
Boise Cascade Corp.                                       1,100              45
Millipore Corp.                                           1,100              42
Willamette Industries                                       900              42
Temple-Inland, Inc.                                         600              40
Martin Marietta Materials, Inc.                             800              33
Pall Corp.                                                1,500              32
                                                                     -----------
                                                                            234
Technology 45.3%
Veritas Software Corp. (b)                                  550              79
Lam Research Corp. (b)                                      700              78
BEA Systems, Inc. (b)                                     1,100              77
Citrix Systems, Inc. (b)                                    600              74
Comverse Technology, Inc. (b)                               500              72
KLA-Tencor Corp. (b)                                        600              67
Network Appliance, Inc. (b)                                 800              66
JDS Uniphase Corp. (b)                                      400              65
Symbol Technologies, Inc.                                 1,000              64
CSG Systems International, Inc. (b)                       1,300              52
Applied Micro Circuits Corp. (b)                            400              51
Sierra Semiconductor Corp. (b)                              300              48
QLogic Corp. (b)                                            300              48
Xilinx, Inc. (b)                                          1,000              45
CTS Corp.                                                   600              45
Adaptec, Inc. (b)                                           900              45
Dendrite International, Inc. (b)                          1,300              44
Network Solutions, Inc. (b)                                 200              44
Tektronix, Inc.                                           1,100              43
ISS Group, Inc. (b)                                         600              43
Entrust Technologies, Inc. (b)                              700              42
Amdocs Ltd. (b)                                           1,200              41
RF Micro Devices, Inc. (b)                                  600              41
Compuware Corp. (b)                                       1,100              41
Adobe Systems, Inc.                                         600              40
Harmonic Lightwaves, Inc. (b)                               400              38
Integrated Device Technology, Inc. (b)                    1,300              38
General Dynamics Corp.                                      700              37
Jabil Circuit, Inc. (b)                                     500              36
Legato Systems, Inc. (b)                                    500              34
Rational Software Corp. (b)                                 700              34
LSI Logic Corp. (b)                                         500              34
Cypress Semiconductor Corp. (b)                             800              26
SDL, Inc. (b)                                               100              22
Amkor Technology, Inc. (b)                                  600              17
Vishay Intertechnology, Inc. (b)                            500              16
                                                                     -----------
                                                                          1,687
Utilities 0.5%
Florida Progress Corp.                                      400              17
                                                                     -----------
Total Common Stocks                                                       3,466
(Cost $2,721)                                                        ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.6%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 7.6%
State Street Bank
   4.000% due 01/03/2000                            $       282             282
   (Dated 12/31/1999. Collateralized by
   Federal National Mortgage Association
   0.000% due 08/31/2000 valued at 288.
   Repurchase proceeds are $282.
                                                                     -----------
Total Short-Term Instruments                                                282
(Cost $282)                                                          ===========

Total Investments (a) 100.8%                                         $    3,748
(Cost $3,003)

Other Assets and Liabilities (Net) (0.8%)                                   (28)
                                                                     -----------

Net Assets 100.0%                                                    $    3,720
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,003 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $      804

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                  (59)
                                                                     -----------

Unrealized appreciation-net                                          $      745
                                                                     ===========

(b) Non-income producing security.

                                     1999 Annual Report See accompanying notes 5

Notes to Financial Statements
December 31, 1999


1. Organization

The Mid-Cap Growth Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.


2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.


3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.60%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.85% of average daily net assets.

     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.


4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                     U.S. Government/Agency       All Other
                                    --------------------------------------------
                                      Purchases     Sales     Purchases    Sales
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                  $   0     $   0     $   3,963 $  1,215

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                               Number       %  of Portfolio Held
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                            1                        100


5. Federal Income Tax Matters

As of December 31, 1999, Mid-Cap Growth Portfolio had remaining capital loss carryforwards that were realized during the current year (amounts in thousands):

                                                   Capital Loss Carryforwards
                                                --------------------------------
                                                Realized Losses      Expiration
--------------------------------------------------------------------------------

Mid-Cap Growth Portfolio                             $   27,869      12/31/2007

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2000, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.


6. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.


7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                                        Mid-Cap Growth
                                                                                                           Portfolio
                                                                                                    ----------------------
                                                                                                    Period from 09/30/1999
                                                                                                             to 12/31/1999
                                                                                                          Shares    Amount
                                                                                                    ----------------------
Receipts for shares sold                                                                                     300  $  3,000
--------------------------------------------------------------------------------------------------- ----------------------
Issued as reinvestment of distributions                                                                        0         3
--------------------------------------------------------------------------------------------------- ----------------------

Net increase resulting from
   Fund share transactions                                                                                   300  $  3,003
=================================================================================================== ======================

                                                            1999 Annual Report 7

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Shareholder of Mid-Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


Kansas City, Missouri
February 15, 2000

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during the Portfolio's calendar year-end which qualify for the corporate dividend-received deduction is as follows:

Mid-Cap Growth Portfolio                      100%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California Oppenheimer Capital/New York, New York Cadence Capital Management/Boston, Massachusetts NFJ Investment Group/Dallas, Texas Parametric Portfolio Associates/Seattle, Washington PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser
     PIMCO Advisors L.P.
     800 Newport Center Drive
     Newport Beach, CA 92660

Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660 888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                  [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       SMALL-CAP VALUE PORTFOLIO
                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 1999

A Word About the Year 2000

We at PIMCO spent significant time and resources preparing for Year 2000.
As a consequence, we are pleased to report that we made it through the Year 2000 transition period successfully, and that all our systems and processes continue to function normally. While we expect that the great majority of the risk from this event is now behind us, it is still possible that the "Year 2000 bug" might result in system failures. In this regard, we would like to remind you that while we are dedicated to avoiding problems arising from Year 2000, we cannot guarantee investment performance or that Year 2000 will not result in losses./1/



/1/ This is a Year 2000 Readiness Disclosure dated January 31, 2000.

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

Last year was a banner year for the stock market - a fitting conclusion to a century of unprecedented economic expansion.

All the major stock indices experienced exceptional growth in 1999, despite some dips along the way. The Dow Jones Industrial Average was up 27%, the S&P 500 rose 21% and the NASDAQ Index climbed a stunning 86% - a clear indication of the dominant role the technology sector has played in the stock market's tenacious bull run of the past year.

In marked contrast to the stock market's performance, the bond market experienced a difficult year with less than favorable performance across most segments. Many bond sectors reacted negatively to the continued strength of the economy and to rising interest rates. U.S. Treasury yields increased across the maturity range with the yield on the benchmark 30-year Treasury increasing by 1.39% to finish the year at 6.48%. These increases came as robust economic expansion in the U.S. and accelerating growth in Europe and Asia boosted demand for capital worldwide and caused inflation to rise from lows reached in the previous year.

In an effort to temper the economy and combat the prospect of rising inflation, the Federal Reserve raised the fed funds rate on three separate occasions to 5.5%. The increases took back all three of the Fed's rate cuts from 1998 when market participants were preoccupied with the threat of global deflation and reduced liquidity in financial markets. The Fed left rates unchanged in December because of market uncertainties surrounding Y2K. Still, investors remained concerned that the combination of rapid growth and a dwindling pool of workers would increase wage pressures and force the Fed to tighten further in 2000.

An upward revision of third quarter growth to 5.7%, the fastest pace in almost a year, as well as surging consumer confidence heading into the holiday season did nothing to ease those concerns. Even so, there were signs that higher interest rates had begun to moderate the expansion somewhat. Investment in new housing fell and mortgage re-financings continued to decline as mortgage rates hovered near 8%. Moreover, actual inflation remained relatively subdued, held in check by productivity gains and intense price competition in industries such as autos and apparel.

On the following pages you will find a more complete review of the stock and bond markets as well as specific details about the total return investment performance of the Portfolio. I encourage you to review the information and commentary carefully.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2000


PIMCO Advisors Holdings L.P. (NYSE:PA), its operating subsidiary PIMCO Advisors L.P. and Allianz AG (EURO:ALV) announced that they have reached a definitive agreement for Allianz AG to acquire majority ownership of PIMCO Advisors, including all of the interests held at PIMCO Advisors Holdings L.P. Under the terms of the agreement, at the closing the units of PA Holdings will be exchanged by way of a merger and there will be no further public ownership of PIMCO Advisors. Additionally, key employees at each of PIMCO Advisors' investment units, including PIMCO's Bill Gross, have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff.

                                                            1999 Annual Report 1

Small-Cap Value Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Long-term growth of capital and income

Portfolio:

Primarily common stocks of companies with small-sized capitalizations and below-average price-to-earnings ratios relative to their industry groups

Total Net Assets:
$2.9 million

--------------------------------------------------------------------------------
TOP TEN COMMON STOCKS*
--------------------------------------------------------------------------------

Company
--------------------------------------------------------------------------------
Harman International Industries, Inc.         1.3%
--------------------------------------------------------------------------------
Intermet Corp.                                1.3%
--------------------------------------------------------------------------------
Russ Berrie & Co., Inc.                       1.3%
--------------------------------------------------------------------------------
Jostens, Inc.                                 1.2%
--------------------------------------------------------------------------------
C&D Technologies, Inc.                        1.2%
--------------------------------------------------------------------------------
Commercial Metals Co.                         1.2%
--------------------------------------------------------------------------------
Rollins Truck Leasing Co.                     1.1%
--------------------------------------------------------------------------------
Cordant Technologies, Inc.                    1.1%
--------------------------------------------------------------------------------
Arrow International, Inc.                     1.1%
--------------------------------------------------------------------------------
Dallas Semiconductor Corp.                    1.1%
--------------------------------------------------------------------------------
Top Ten Total                                11.9%
--------------------------------------------------------------------------------


Industry Classifications:*

                                    [CHART]

                     Financial and Business Services 23.8%
                     Consumer Discretionary          12.9%
                     Capital Goods                   12.5%
                     Utilities                        9.3%
                     Materials and Processing         9.2%
                     Energy                           5.3%
                     Building                         4.8%
                     Consumer Staples                 4.7%
                     Aerospace                        4.1%
                     Health Care                      4.0%
                     Other                            4.9%

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Total Return Investment Performance  For the Period Ended December 31, 1999

                              Small-Cap Value                 Russell
                              Portfolio                       2000
                              (Incep. 9/30/1999)              Index
--------------------------------------------------------------------------------
Since Inception                  -3.00%                       18.43%

Cumulative Returns Through December31, 1999

$10,000 invested at inception

                                    [CHART]

                     Small-Cap Value       Russell 2000
  MONTH                 Portfolio              Index
09/30/1999                    10,000              10,000
10/31/1999                     9,830              10,040
11/30/1999                     9,770              10,639
12/31/1999                     9,700              11,843


Past performance is not an indication of future results. Investment return and principal value will fluctuate so that portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's inception on 9/30/1999, compared to the Russell 2000 Index, an unmanaged market index.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    For the three-month period ended December 31, 1999, the Small-Cap Value
     Portfolio returned -3.00% versus 18.43% for the Russell 2000 Index.

 .    The underperformance of the Portfolio versus that of the Index can be attributed to the Portfolio's consistent underweighting of technology issues. Technology issues had been underweighted by the Portfolio due to their high valuations as compared to historic and customary measurements.

 .    The attractiveness of many of the Portfolio's holdings on a fundamental valuation basis were exemplified by a series of takeouts, whereby the company's security was purchased by another company or by management.

 .    The Portfolio experienced no style drift during the year, continuing to maintain a higher dividend yield and a lower P/E ratio than those of the Russell 2000 Value and Russell 2000 Indices.

 .    The Portfolio ended the year with a P/E ratio under 10 and a dividend yield greater than 3.7%.

 .    Turnover and risk measures of the Portfolio's holdings continued to be low.


*% of Total Investments as of December 31, 1999

Financial Highlights

Small-Cap Value
Portfolio December 31, 1999



Selected Per Share Data for the Period Ended:                 12/31/1999 (b)
                                                              ---------------

Net asset value beginning of period                           $         10.00
---------------------------------------------------------     ---------------
Net investment income (a)                                                0.07
---------------------------------------------------------     ---------------
Net realized / unrealized (loss) on investments (a)                     (0.37)
---------------------------------------------------------     ---------------
Total income from investment operations                                 (0.30)
---------------------------------------------------------     ---------------
Dividends from net investment income                                    (0.07)
---------------------------------------------------------     ---------------
Total distributions                                                     (0.07)
---------------------------------------------------------     ---------------
Net asset value end of period                                 $          9.63
---------------------------------------------------------     ---------------
Total return                                                            (3.00)%
---------------------------------------------------------     ---------------
Net assets end of period (000s)                               $         2,911
---------------------------------------------------------     ---------------
Ratio of net expenses to average net assets (c)                          0.95%*
---------------------------------------------------------     ---------------
Ratio of net investment income to average net assets                     2.93%*
---------------------------------------------------------     ---------------
Portfolio turnover rate                                                     9%
---------------------------------------------------------     ---------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operation on September 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26%* for the period ended December 31, 1999.

Statement of Assets and Liabilities

Small-Cap Value Portfolio
December 31, 1999

Amounts in thousands, except per share amounts
                                                              ---------------


Assets:
Investments, at value                                         $         2,902
---------------------------------------------------------     ---------------
Interest and dividends receivable                                           9
---------------------------------------------------------     ---------------
Manager reimbursement receivable                                            3
---------------------------------------------------------     ---------------
                                                                        2,914
=========================================================     ===============

Liabilities:
Accrued investment advisory fee                               $             2
---------------------------------------------------------     ---------------
Accrued administration fee                                                  1
---------------------------------------------------------     ---------------
                                                                            3
---------------------------------------------------------     ---------------
Net Assets                                                    $         2,911
=========================================================     ===============

Net Assets Consist of:
Paid in capital                                               $         3,021
---------------------------------------------------------     ---------------
Undistributed (overdistributed) net investment income                       9
---------------------------------------------------------     ---------------
Accumulated undistributed net realized gain (loss)                         (1)
---------------------------------------------------------     ---------------
Net unrealized appreciation (depreciation)                               (118)
---------------------------------------------------------     ---------------
                                                              $         2,911
=========================================================     ===============

Shares Issued and Outstanding:                                            302
---------------------------------------------------------     ---------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)                         $          9.63
---------------------------------------------------------     ---------------
Cost of Investments Owned                                     $         3,020
=========================================================     ===============


                                     1999 Annual Report See accompanying notes 3

Statement of Operations

Small-Cap Value Portfolio
For the year ended December 31,1999

Amounts in thousands
                                                            --------------------
                                                                     Period from
                                                              September 30, 1999
                                                            to December 31, 1999

Investment Income:
Interest                                                    $                 4
--------------------------------------------------------    --------------------
Dividends                                                                    25
--------------------------------------------------------    --------------------
   Total Income                                                              29
===============================================             ====================

Expenses:
Investment advisory fees                                                      5
--------------------------------------------------------    --------------------
Administration fees                                                           3
--------------------------------------------------------    --------------------
Organization costs                                                            2
--------------------------------------------------------    --------------------
   Total expenses                                                            10
--------------------------------------------------------    --------------------
   Reimbursement by manager                                                  (3)
--------------------------------------------------------    --------------------
   Net expenses                                                               7
--------------------------------------------------------    --------------------

Net Investment Income                                                        22
===============================================             ====================


Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                              8
--------------------------------------------------------    --------------------
Net change in unrealized (depreciation) on investments                     (118)
--------------------------------------------------------    --------------------

   Net (Loss)                                                              (110)
--------------------------------------------------------    --------------------
Net (Decrease) in Assets Resulting from Operations          $               (88)
========================================================    ====================

Statement of Changes in Net Assets

Small-Cap Value Portfolio
December 31, 1999

Amounts in thousands
--------------------------------------------------------    --------------------
                                                                     Period from
                                                              September 30, 1999
                                                            to December 31, 1999

Increase (Decrease) in Net Assets from:

Operations:
Net investment income                                                   $    22
--------------------------------------------------------    --------------------
Net realized gain                                                             8
--------------------------------------------------------    --------------------
Net change in unrealized (depreciation)                                    (118)
--------------------------------------------------------    --------------------
Net (decrease) resulting from operations                                    (88)
========================================================    ====================

Distributions to Shareholders:
From net investment income                                                  (22)
--------------------------------------------------------    --------------------

Total Distributions                                                         (22)
========================================================    ====================

Fund Share Transactions:
Receipts for shares sold                                                  3,000
--------------------------------------------------------    --------------------
Issued as reinvestment of distributions                                      21
--------------------------------------------------------    --------------------
Net increase resulting from Fund share transactions                       3,021
--------------------------------------------------------    --------------------

Total Increase in Net Assets                                              2,911
========================================================    ====================

Net Assets:
Beginning of period                                                           0
--------------------------------------------------------    --------------------
End of period *                                                         $ 2,911
--------------------------------------------------------    --------------------
*Including net undistributed investment income of:                      $     9
--------------------------------------------------------    --------------------

4 See accompanying notes

Schedule of Investments

Small-Cap Value Portfolio
December 31, 1999

                                                                       Value
                                                             Shares    (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.2%
--------------------------------------------------------------------------------

Aerospace 4.1%
Cordant Technologies, Inc.                                    1,000        $  33
AAR Corp.                                                     1,700           30
Kaman Corp.                                                   2,300           30
Newport News Shipbuilding, Inc.                                 900           25
                                                                           -----
                                                                             118
Building 4.8%
Centex Construction Products, Inc.                              800           31
MDC Holdings, Inc.                                            1,800           28
Hughes Supply, Inc.                                           1,300           28
Hussmann International, Inc.                                  1,800           27
Butler Manufacturing Co.                                      1,100           25
                                                                           -----
                                                                             139
Capital Goods 12.4%
Intermet Corp.                                                3,200           37
C&D Technologies, Inc.                                          800           34
Trinity Industries, Inc.                                      1,000           28
Westinghouse Air Brake Co.                                    1,600           28
Arvin Industries, Inc.                                        1,000           28
Borg-Warner Automotive, Inc.                                    700           28
Tecumseh Products Co. `A'                                       600           28
Gleason Corp.                                                 1,175           27
Meritor Automotive, Inc.                                      1,400           27
Precision Castparts Corp.                                     1,000           26
GenCorp, Inc.                                                 2,600           26
Barnes Group, Inc.                                            1,400           23
MTS Systems Corp.                                             2,800           22
                                                                           -----
                                                                             362
Consumer Discretionary 12.8%
Harman International Industries, Inc.                           700           38
Russ Berrie & Co., Inc.                                       1,400           37
Jostens, Inc.                                                 1,500           36
Burlington Coat Factory Warehouse Corp.                       2,165           30
Lancaster Colony Corp.                                          900           30
Claire's Stores, Inc.                                         1,300           29
Sturm Ruger & Co., Inc.                                       3,200           28
Banta Corp.                                                   1,200           27
Kimball International `B'                                     1,600           26
Ennis Business Forms                                          3,300           26
Haverty Furniture Cos., Inc.                                  1,900           24
Brown Shoe Co., Inc.                                          1,600           23
Enesco Group, Inc.                                            1,700           19
                                                                           -----
                                                                             373
Consumer Services 1.9%
Chemed Corp.                                                  1,000           29
Lubys Cafeterias, Inc.                                        2,400           27
                                                                           -----
                                                                              56
Consumer Staples 4.7%
Corn Products International, Inc.                               900           29
Universal Foods                                               1,400           29
Michael Foods, Inc.                                           1,100           27
Nash Finch Co.                                                4,000           26
Universal Corp.                                               1,100           25
                                                                           -----
                                                                             136
Energy 5.3%
UGI Corp.                                                     1,300           27
Mitchell Energy & Development Corp. `B'                       1,200           26
Santa Fe Snyder Corp. (b)                                     3,200           26
Cross Timbers Oil Co.                                         2,500           23
World Fuel Services Corp.                                     2,800           21
St. Mary Land & Exploration                                     700           17
Berry Petroleum Co.                                           1,000           15
                                                                           -----
                                                                             155
Financial & Business Services 23.7%
Rollins Truck Leasing Co.                                     2,800           33
Arthur J. Gallagher & Co.                                       500           32
AmerUs Life Holdings, Inc. `A'                                1,400           32
Presidential Life Corp.                                       1,700           31
Franchise Finance Corp. of America                            1,300           31
McGrath Rentcorp                                              1,700           30
UST Corp.                                                       900           29
Susquehanna Bancshares, Inc.                                  1,800           29
Raymond James Financial, Inc.                                 1,500           28
Health Care Property Investors, Inc.                          1,170           28
Dain Rauscher Corp.                                             600           28
Shurgard Storage Centers, Inc.                                1,200           28
Cabot Industrial Trust                                        1,500           28
Innkeepers USA Trust                                          3,300           27
Commercial Federal Corp.                                      1,500           27
United Dominion Realty Trust                                  2,700           27
Hudson United Bancorp                                         1,030           26
Selective Insurance Group                                     1,500           26
Glimcher Realty Trust                                         2,000           26
National Golf Properties, Inc.                                1,300           26
Washington Federal, Inc.                                      1,300           26
New Plan Excel Realty Trust                                   1,600           25
Kelly Services, Inc. `A'                                      1,000           25
Wallace Computer Services, Inc.                               1,300           22
BankAtlantic Bancorp, Inc. `A'                                5,200           21
                                                                           -----
                                                                             691
Health Care 4.0%
Arrow International, Inc.                                     1,100           32
Invacare Corp.                                                1,500           30
Dentsply International, Inc.                                  1,200           28
Owens & Minor, Inc.                                           2,900           26
                                                                           -----
                                                                             116
Materials & Processing 9.2%
Commercial Metals Co.                                         1,000           34
Universal Forest Products, Inc.                               2,100           31
Hanna (M.A.) Co.                                              2,800           31
Lincoln Electric Holdings, Inc.                               1,400           29
Caraustar Industries, Inc.                                    1,200           29
Wausau-Mosinee Paper Corp.                                    2,400           28
Cleveland-Cliffs, Inc.                                          900           28
CLARCOR, Inc.                                                 1,500           27
Ethyl Corp.                                                   6,300           25
Omnova Solutions, Inc.                                          700            5
                                                                           -----
                                                                             267
Technology 1.1%
Dallas Semiconductor Corp.                                      500           32
                                                                           -----

Transportation 1.9%
USFreightways Corp.                                             600           29
Sea Containers Ltd. `A'                                       1,000           27
                                                                           -----
                                                                              56
Utilities 9.3%
United Illuminating Co.                                         600           31
CMP Group, Inc.                                               1,100           30
Washington Gas Light Co.                                      1,100           30
National Fuel Gas Co.                                           600           28
Peoples Energy Corp.                                            800           27
Avista Corp.                                                  1,700           26
Public Service Co. of New Mexico                              1,600           26
Energen Corp.                                                 1,400           25
RGS Energy Group, Inc.                                        1,200           25
Hawaiian Electric Industries, Inc.                              800           23
                                                                           -----
                                                                             271
                                                                           -----
Total Common Stocks                                                        2,772
                                                                           =====

(Cost $2,890)

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 4.5%
--------------------------------------------------------------------------------

                                                          Principal
                                                             Amount
                                                             (000s)
Repurchase Agreement 4.5%
State Street Bank
   4.000% due 01/03/2000                                     $  130          130
    (Dated 12/31/1999. Collateralized by
    Federal Farm Credit Bank
    0.000% due 02/17/2000 valued at $133.
    Repurchase proceeds are $130.)
                                                                           -----
Total Short-Term Instruments                                                 130
(Cost $130)                                                                =====


                                     1999 Annual Report See accompanying notes 5

Small-Cap Value Portfolio
December 31, 1999
                                                                        Value
                                                                        (000s)
--------------------------------------------------------------------------------
Total Investments (a) 99.7%                                            $  2,902
(Cost $3,020)

Other Assets and Liabilities (Net) 0.3%                                       9
                                                                       --------

Net Assets 100.0%                                                      $  2,911
                                                                       ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,020 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                              $    103

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (221)
                                                                       --------

Unrealized depreciation-net                                            $   (118)
                                                                       ========

(b) Non-income producing security.



6 See accompanying notes

Notes to Financial Statements

December 31, 1999


1. Organization

The Small-Cap Value Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets. The Advisory Fee is charged at an annual rate of 0.70%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25%.

                                                         1999    Annual Report 7

December 31, 1999


Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolio is responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit the expenses to 0.95% of average daily net assets.

     Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1999 were as follows (amounts in thousands):

                                       U.S. Government/Agency  All Other
                                     ---------------------------------------
                                       Purchases  Sales   Purchases  Sales
----------------------------------------------------------------------------
Small-Cap Value Portfolio             $      0    $   0    $ 3,139   $  257


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                      Number              % of Portfolio Held
--------------------------------------------------------------------------------
Small-Cap Value Portfolio                  1                       100


5. Acquisition by Allianz AG

The Allianz AG acquisition of majority ownership of PIMCO Advisors has been approved by the Boards of Allianz AG and PIMCO on October 31, 1999, subject to regulatory review and approval, as well as the vote of the shareholders on March 3, 2000.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                             Small-Cap Value
                                                                Portfolio
                                                        -----------------------
                                                        Period from 09/30/1999
                                                                 to 12/31/1999
                                                             Shares     Amount
                                                         ----------------------

Receipts for shares sold                                       300       3,000
------------------------------------------------------   ----------------------
Issued as reinvestment of distributions                          2          21
------------------------------------------------------   ----------------------
Net increase resulting from
   Fund share transactions                                     302       3,021
======================================================   ======================

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Shareholder of Small-Cap Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small-Cap Value Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


Kansas City, Missouri
February 15, 2000


                                                            1999 Annual Report 9

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during the Portfolio's calendar year-end which qualify for the corporate dividend-received deduction is as follows:

Small-Cap Value Portfolio                             76.22%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $186 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors Holdings L.P. is the nation's fourth largest publicly traded investment management firm with assets under management in excess of $260 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     Vern O. Curtis, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser
     PIMCO Advisors L.P.
     800 Newport Center Drive
     Newport Beach, CA 92660

Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902